As filed with the Securities and Exchange Commission on March 26, 2014

Securities Act File No. 333-193874

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300

Leawood, Kansas 66211

(Address of Principal Executive Offices)

Telephone Number: (913) 981-1020

(Area Code and Telephone Number)

Terry C. Matlack

11550 Ash Street, Suite 300

Leawood, Kansas 66211

(Name and Address of Agent for Service)

Copies to:

Steven F. Carman

Eric J. Gervais

Husch Blackwell LLP

4801 Main Street, Suite 1000

Kansas City, Missouri 64112

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	19,281,469 shares	$44.81(2)	$864,002,626	$111,283.54(3)
Mandatory Redeemable Preferred Shares, 3.95% Series C, $0.001 par value per share	5,000,000 shares	$ 10.00	$ 50,000,000	$6,440.00(4)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common stock on March 21, 2014.
(3)	Includes $5,734.18 previously paid.
(4)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Joint Proxy Statement/Prospectus is organized as follows:

1.	Letter to Stockholders of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), each a Maryland corporation and registered closed-end management investment company

2.	Questions and Answers to Stockholders of TYG, TYY and TYN

3.	Notice of Joint Annual Meeting of TYG, TYY and TYN

4.	Joint Proxy Statement/Prospectus for TYG, TYY and TYN

5.	Merger Statement of Additional Information regarding the proposed Mergers of TYY and TYN with and into TYG

6.	Part C Information

7.	Exhibits

TORTOISE ENERGY INFRASTRUCTURE CORPORATION TORTOISE ENERGY CAPITAL CORPORATION TORTOISE NORTH AMERICAN ENERGY CORPORATION

                    , 2014

Dear Fellow Stockholders:

I want to share with you the details of an important Joint Proxy Statement/Prospectus that is enclosed and requires your action. It is being sent to you because you own shares of either Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”) and/or Tortoise North American Energy Corporation (“TYN”), each a Maryland corporation.

The annual meeting of the stockholders of TYG, TYY and TYN (each a “Fund” and together the “Funds”) will be held at 10:00 a.m., Central Time, on May 28, 2014 (the “Meeting”) at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

At the Meeting, in addition to routine matters customarily considered at the annual meetings of the Funds:

•	Stockholders of each of TYY and TYN will be asked to consider and approve a proposal authorizing the merger of their respective Fund into TYG; and

•	Stockholders of TYG will be asked to consider and approve the mergers, including the issuance of additional common shares of TYG in connection with the mergers.

The Board of Directors of each Fund has recommended the mergers because each Fund has the same investment objective and similar investment strategies and portfolios, and it is believed that the mergers will benefit stockholders of each Fund. Some of the anticipated benefits of the mergers include (i) positive potential impact to distributable cash flow, (ii) the opportunity for enhanced long-term market liquidity, (iii) operational cost savings through greater economies of scale and reduced management fees and (iv) greater financial flexibility through a larger balance sheet.

The Board of Directors of each Fund believes that each proposal is in the best interests of that Fund and its stockholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain the proposals to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your Fund holdings, your vote is extremely important. You may vote in person at the Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting; or

•	By returning the enclosed proxy card in the postage-paid envelope

If you should have any questions about the Meeting agenda or voting, please call our proxy agent, AST Fund Solutions at 1-866-751-6315. Please note, at a reasonable time after the mailing has completed and our records indicate that you have not voted at that time, you may be contacted by AST Fund Solutions to confirm receipt of the proxy material and review your voting options.

On behalf of the Funds and your fellow stockholders, I thank you for your prompt vote on these important matters.

Sincerely,

Terry C. Matlack
Chief Executive Officer
Tortoise Energy Infrastructure Corporation
Tortoise Energy Capital Corporation
Tortoise North American Energy Corporation

QUESTIONS AND ANSWERS

Although it is recommended that you read the complete Joint Proxy Statement/Prospectus accompanying this “Questions and Answers” section, a brief overview of the issues to be voted on has been provided below for your convenience. In this “Questions and Answers” section, (i) the merger of Tortoise Energy Capital Corporation (“TYY”) into Tortoise Energy Infrastructure Corporation (“TYG”) is referred to as the “TYY Merger,” (ii) the merger of Tortoise North American Energy Corporation (“TYN”) into TYG is referred to as the “TYN Merger” and (iii) the TYY Merger and the TYN Merger are collectively referred to as the “Mergers.” TYG, TYY and TYN are each also referred to in this section as a “Fund” and are referred to collectively as the “Funds.” TYG following the Mergers is referred to in this section as the “Combined Fund.” Approval of the TYY Merger is not a condition to the approval of the TYN Merger, and approval of the TYN Merger is not a condition to the approval of the TYY Merger.

The anticipated positive impacts of the Mergers are set forth below. No assurance can be given that the anticipated positive impacts of the Mergers will be achieved. In addition, this Joint Proxy Statement/Prospectus serves as a prospectus of TYG in connection with the issuance of additional shares of common stock, par value $0.001 per share, of TYG (“TYG Common Shares”) and shares of Series C Mandatory Redeemable Preferred Shares, par value $0.001 per share, of TYG (“TYG Preferred Shares”) in the Mergers. For information regarding the risks associated with an investment in TYG, see “Risk Factors and Special Considerations.”

Questions Regarding the Mergers

Q: Why are the Mergers being recommended by the Board of Directors?

A: The Board of Directors of each Fund has recommended the Mergers given the Funds have the same investment objectives and similar investment strategies and it is believed that the Mergers will benefit the stockholders of the Funds. Each Fund has an investment objective of providing a high level of total return with an emphasis on current distributions and primarily invests in midstream energy infrastructure master limited partnerships (“MLPs”). Under normal circumstances, TYG invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies and invests at least 70% of its total assets in equity securities of MLPs. Under normal circumstances, TYY invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector and at least 80% of its total assets (including assets obtained through leverage) in equity securities of MLPs and their affiliates in the energy infrastructure sector. Under normal circumstances, TYN invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America. The Combined Fund will continue to pursue the current investment objective and strategy of TYG. The table below shows the portfolio mix of each Fund and on a pro forma basis.

	TYG	TYY	TYN	Pro Forma Combined Fund
Crude oil / refined products pipeline MLPs	47.3%	44.9%	39.7%	45.9%
Natural gas / natural gas liquids pipeline MLPs	35.2%	36.7%	34.9%	35.7%
Gathering & processing MLPs	17.5%	18.4%	16.9%	17.8%
Oil & gas production MLPs	0.0%	0.0%	6.2%	0.5%
Other	0.0%	0.0%	2.3%	0.1%

As of February 28, 2014. Pipeline MLPs transport natural gas, natural gas liquids, crude oil or refined petroleum products. Gathering & processing MLPs gather and process natural gas as well as transport, fractionate (separate) and store natural gas liquids. Oil & gas production MLPs produce crude oil and natural gas. Other includes marine oil and gas transporters and drillers.

Q: What are the benefits of the proposed Mergers?

A: After careful consideration, the Board of Directors of each Fund and the Funds’ investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”), believe that the Mergers will benefit the stockholders of the Funds for the reasons noted below:

•	Positive potential impact to distributable cash flow and distributions

We expect that the Combined Fund will have a similar distribution policy as the standalone Funds currently have, with no adverse impact expected to the payment of quarterly distributions to the Combined Fund’s common stockholders. Additionally, we believe

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that there is potential for aggregate distribution growth going forward as a result of anticipated accretion to distributable cash flow. Assuming the Mergers are completed as proposed, the Adviser intends to recommend that the Board of Directors of the Combined Fund approve a distribution of not less than $0.     per TYG Common Share ($2.     annualized) for the fiscal 3rd quarter of 2014, based on the Combined Fund’s expected distributions from investments, the lower anticipated operating expenses per share, and the expected costs of leverage.

•	Opportunity for enhanced long-term market liquidity

The larger market capitalization of the Combined Fund may provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. The table below illustrates the market capitalization of each Fund and on a pro forma basis.

Market capitalization ($ in millions)
TYG	TYY	TYN	Pro Forma Combined Fund
$1,288	$650	$180	$2,118

As of February 28, 2014. Assumes Mergers occurred on February 28, 2014 with all else being equal.

•	Operating cost savings through greater economies of scale and reduced management fees

It is anticipated that the Combined Fund will have a lower operating expense level with estimated aggregate cost savings of approximately $1.5 million annually recognized in the Combined Fund through operating cost savings and reduced management fees. The Funds incur both fixed expenses (e.g., board fees, printing fees, legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative between the Funds. There will also be an opportunity to reduce variable expenses over time in a Combined Fund by taking advantage of lower fees associated with higher asset levels and greater combined economies of scale.

Additionally, effective at the time of the Mergers, the Combined Fund will implement a tiered fee schedule which is expected to result in a lower effective management fee for the Combined Fund. The following table shows the annual management fee as a percentage of average monthly Managed Assets* before and after the Mergers.

Management fees as % of Managed Assets*
Current
TYG	TYY	TYN	Pro Forma Combined Fund
0.95%	0.95%	1.00%

0.95% of Managed Assets up to $2.5 billion

0.90% of Managed Assets between $2.5 billion and $3.5 billion

0.85% of Managed Assets above $3.5 billion

Based on combined Managed Assets of $3.7 billion as of February 28, 2014, it is estimated the effective rate of the Combined Fund will be approximately 0.93%.

*	Managed Assets defined as total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. Assumes the Mergers occurred on February 28, 2014 with all else being equal.

•	Leverage impact

The amount of leverage as a percentage of total assets following the Mergers is not expected to significantly change from that of each Fund on a standalone basis. The larger asset base of the Combined Fund may provide: (i) greater financial flexibility through a larger balance sheet, (ii) access to more attractive leverage terms and (iii) a wider range of leverage alternatives. The table below illustrates the leverage of each Fund and on a pro forma basis.

	TYG	TYY	TYN	Pro Forma Combined Fund
Leverage ($ in millions)	$454	$235	$51	$740
Leverage as % of total assets	19.8%	19.9%	17.9%	19.7%

As of February 28, 2014. Assumes Mergers occurred on February 28, 2014 with all else being equal.

Q: How will the Mergers affect me?

A: TYG stockholders will remain stockholders of TYG. TYY and TYN stockholders will become stockholders of TYG. TYY and TYN will be merged with and into TYG, the assets and liabilities of TYY and TYN will be combined with the assets and liabilities of TYG and TYY and TYN will cease their separate existence under Maryland law.

Q: How many shares of TYG will stockholders own following the Mergers?

A: TYG stockholders: Your currently issued and outstanding shares of common and preferred stock of TYG will remain outstanding.

TYY common stockholders: Your outstanding TYY common shares will be multiplied by an exchange rate determined by dividing the TYY net asset value (“NAV”) per share by the TYG NAV per share (less in each case, the TYY Merger costs for each of TYY and TYG). No fractional TYG Common Shares will be issued in the TYY Merger; instead TYY stockholders will receive cash in an amount equal to the value of the fractional TYG Common Shares that they would otherwise have received.

TYY preferred stockholders: You will receive, on a one-for-one basis, newly issued TYG Preferred Shares having identical terms as the TYY preferred shares you held immediately prior to the closing of the TYY Merger.

TYN stockholders: Your outstanding TYN common shares will be multiplied by an exchange rate determined by dividing the TYN NAV per share by the TYG NAV per share (less in each case, the TYN Merger costs for each of TYN and TYG). No fractional TYG Common Shares will be issued in the TYN Merger; instead TYN stockholders will receive cash in an amount equal to the value of the fractional TYG Common Shares that they would otherwise have received.

Q: How will the net asset values utilized in calculating the exchange rate be determined?

A: The exchange rate will be determined based on each Fund’s respective net asset value per share as of the business day prior to the closing of the Mergers. The net asset value of a share of common stock of each Fund will be calculated as follows:

The value of the total assets (the value of the securities held plus any cash or other assets, including interest, dividends or distributions accrued but not yet received and the value of any net deferred tax asset computed in accordance with U.S. Generally Accepted Accounting Principles)

Minus:

•	all liabilities (including accrued expenses and accumulated and unpaid distributions and any current and net deferred tax liabilities)

•	accumulated and unpaid distributions on and the aggregate liquidation preference amount of any outstanding preferred stock

•	accrued and unpaid interest payments on and the aggregate principal amount of any outstanding indebtedness

•	any distributions payable on the common stock

•	the Fund’s share of the Merger costs

Divided by:

•	The total number of shares of common stock outstanding at such time.

Q: Will I have to pay any sales load, commission or other similar fees in connection with the Mergers?

A: You will pay no sales loads or commissions in connection with the Mergers. However, the Funds will bear the costs associated with the proposed Mergers (whether or not the Mergers are consummated). Costs specific to a particular Fund will be expensed to such Fund, while non-specific costs will be allocated on a pro rata basis based upon each Fund’s net assets. Costs related to the Mergers are currently estimated to be approximately $610,000 or 0.03% of net assets, which equates to $370,000 or $0.013 per share for TYG, $190,000 or $0.010 per share for TYY and $50,000 or $0.008 per share for TYN as of February 28, 2014. The Adviser expects that the increased distributable cash flow resulting from anticipated reduced operating expenses and management fees should allow the recovery of the projected costs of the Mergers borne by the Funds within approximately nine months from the closing of the Mergers.

Q: Are the Mergers expected to be a taxable event for Fund stockholders?

A: No. The Mergers are intended to qualify as tax-free for federal income tax purposes. This means it is expected that stockholders will recognize no gain or loss for federal income tax purposes as a result of the Mergers, except that gain or loss may be recognized with respect to cash received in lieu of fractional TYG Common Shares.

Q: How will the deferred tax assets/liabilities of the Funds be treated in the Mergers?

A: As tax-paying entities, each Fund records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). As of February 28, 2014, each Fund had a net deferred tax liability. These deferred tax liabilities are attributable to realized and unrealized gains on investments. Any net deferred tax liability is included in each Fund’s NAV under GAAP and will be reflected in the exchange rate for the Merger. Additionally, the effective tax rate for the Combined Fund will be dependent upon the operating results of its underlying portfolio and as such it is expected that over time it may differ slightly from that of the standalone Funds.

Q: Who do we expect to vote on the Mergers?

A: Stockholders are being asked to vote on proposals relating to the Mergers of the Funds. As laid out in the tables below, the proposals vary, depending on the Fund.

TYG stockholders

Voting Proposals	Stockholders Entitled to Vote
• Approval of Merger of TYY into TYG, including the issuance of additional TYG Common Shares to TYY stockholders	• Common and Preferred (voting as a class)
• Approval of Merger of TYN into TYG, including the issuance of additional TYG Common Shares to TYN stockholders	• Common and Preferred (voting as a class)

TYY stockholders

Voting Proposal	Stockholders Entitled to Vote
• Approval of Merger of TYY into TYG	• Common and Preferred (voting as a class)
• Approval of Merger of TYY into TYG	• Preferred (voting as a separate class)

TYN stockholders

Voting Proposal	Stockholders Entitled to Vote
• Approval of Merger of TYN into TYG	• Common

Q: Why is the vote of TYG stockholders being solicited in connection with the Mergers?

A: Although TYG will continue its legal existence and operations after the Mergers, Maryland law and the rules of the NYSE (on which TYG’s common stock is listed) require TYG’s stockholders to approve the Mergers and the issuance of additional TYG Common Shares, respectively, because the number of TYG Common Shares to be issued in the Mergers will be, upon issuance, in excess of 20 percent of the number of shares of TYG common stock outstanding prior to the Mergers.

Q: What happens if the stockholders of TYG do not approve the Mergers, including the issuance of additional TYG Common Shares in connection with the Mergers?

A: If the TYY Merger, including the issuance of TYG Common Shares, is approved, but the TYN Merger, including the issuance of TYG Common Shares is not approved (or vice versa), then only the approved Merger will take place. If neither the TYY Merger nor the TYN Merger is approved, the Mergers will not occur and TYG will continue its investment activities in the normal course.

Q: What happens if TYY stockholders or TYN stockholders do not approve the Mergers?

A: If the TYY Merger is approved but the TYN Merger is not approved (or vice versa) then only the approved Merger will take place. If neither the TYY Merger nor the TYN Merger is approved, then neither Merger will take place. As noted above, the Mergers also require the approval of TYG stockholders.

Q: What is the timetable for the Mergers?

A: If the stockholder voting and other conditions to closing are satisfied, the Mergers are expected to take effect on or about June 20, 2014 or as soon as practicable thereafter.

General Questions

Q: What other proposals are being considered at the Meeting?

A: Stockholders of TYG, TYY, and TYN will be asked to:

•	consider and vote upon a proposal to elect two directors of their Fund;

•	consider and vote upon a proposal to authorize the flexibility to their Fund to sell its common shares for less than net asset value, subject to certain conditions;

•	consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of their Fund for its fiscal year ending November 30, 2014; and

•	consider and vote upon the transaction of any other business as may properly come before the Meeting, including the adjournment or postponement thereof.

Q: How does the Board of Directors of my Fund suggest that I vote?

A: After careful consideration, the Board of Directors of each Fund recommends that you vote “FOR” each of the items proposed for your Fund.

Q: How do I vote my shares?

A: You may vote in person at the Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting; or

•	By returning the enclosed proxy card in the postage-paid envelope

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Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name. However, even if you plan to attend the Meeting, we urge you to authorize a proxy to vote your shares in advance of the Meeting. That will ensure that your vote is counted should your plans change.

Q: Who do I contact for further information?

A: You may contact Pam Kearney (Investor Relations) toll-free at (866) 362-9331 for further information.

Q: Will anyone contact me?

A: You may receive a call from AST Fund Solutions, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to authorize your proxy. We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a stockholder to participate in your Fund’s governance by authorizing a proxy to vote your shares as soon as possible. If enough stockholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient stockholder participation.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

TORTOISE ENERGY CAPITAL CORPORATION

TORTOISE NORTH AMERICAN ENERGY CORPORATION

11550 Ash Street, Suite 300

Leawood, Kansas 66211

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 28, 2014

Notice is hereby given that a joint annual meeting of stockholders (the “Meeting”) of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), each a Maryland corporation, will be held at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 on May 28, 2014 at 10:00 a.m., Central Time, for the following purposes, each as more fully described in the Joint Proxy Statement/Prospectus:

1. Mergers

For stockholders of TYY:

(i)	to consider and vote upon a proposal to approve the merger of TYY with and into TYG.

For stockholders of TYN:

(i)	to consider and vote upon a proposal to approve the merger of TYN with and into TYG.

For stockholders of TYG:

(i)	to consider and vote upon a proposal to approve the merger of TYY with and into TYG, including the issuance of additional shares of common stock of TYG in connection therewith; and

(ii)	to consider and vote upon a proposal to approve the merger of TYN with and into TYG, including the issuance of additional shares of common stock of TYG in connection therewith.

2. Annual Meeting Matters

For stockholders of TYG, TYY and TYN:

(i)	to consider and vote upon a proposal to elect two directors of their Fund to serve until the 2017 annual meeting of Stockholders and until their successors are duly elected and qualify;

(ii)	to consider and vote upon a proposal to authorize flexibility to their Fund to sell its common shares for less than net asset value, subject to certain conditions;

(iii)	to consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of their Fund for its fiscal year ending November 30, 2014; and

(iv)	to consider and vote upon the transaction of any other business as may properly come before the Meeting, including the adjournment or postponement thereof.

Stockholders of record as of the close of business on March 25, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

The Board of Directors of TYG, TYY and TYN unanimously recommends stockholders vote “FOR” each proposal involving their Fund.

Whether or not you expect to attend the Meeting, please authorize a proxy to vote your shares of stock by following the detailed instructions provided on your proxy or voting instruction card.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF DIRECTORS ASK THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

For the Boards of Directors,

Diane M. Bono
Secretary
Tortoise Energy Infrastructure Corporation Tortoise Energy Capital Corporation Tortoise North American Energy Corporation

, 2014

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated March 26, 2014

JOINT PROXY STATEMENT/PROSPECTUS

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

TORTOISE ENERGY CAPITAL CORPORATION

TORTOISE NORTH AMERICAN ENERGY CORPORATION

11550 Ash Street, Suite 300

Leawood, Kansas 66211

(913) 981-1020

JOINT ANNUAL MEETING OF STOCKHOLDERS

                    , 2014

This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”) and/or Tortoise North American Energy Corporation (“TYN”), each a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A joint annual meeting of stockholders of TYG, TYY and TYN (the “Meeting”) will be held at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 on May 28, 2014, at 10:00 a.m., Central Time, to consider and vote on the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. TYG, TYY and TYN are each sometimes referred to herein as a “Fund” and are sometimes referred to herein collectively as the “Funds.”

Even if you plan to attend the Meeting, the Board of Directors of each of TYG, TYY and TYN requests that you authorize a proxy to vote your shares of stock as described in the enclosed proxy or voting instruction card so that your vote will be counted if you later decide not to attend the Meeting. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is April 8, 2014.

MEETING

The purposes of the Meeting are:

1. Mergers

For stockholders of TYY:

(i)	to consider and vote upon a proposal to approve the merger of TYY with and into TYG (the “TYY Merger”).

For stockholders of TYN:

(i)	to consider and vote upon a proposal to approve the merger of TYN with and into TYG (the “TYN Merger”).

For stockholders of TYG:

(i)	to consider and vote upon a proposal to approve the TYY Merger, including the issuance of additional shares of common stock of TYG in connection with the TYY Merger; and

(ii)	to consider and vote upon a proposal to approve the TYN Merger, including the issuance of additional shares of common stock of TYG in connection with the TYN Merger.

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2. Annual Meeting Matters

For stockholders of TYG, TYY and TYN:

(i)	to consider and vote upon a proposal to elect two directors of their Fund to serve until the 2017 annual meeting of stockholders and until their successors are duly elected and qualify;

(ii)	to consider and vote upon a proposal to authorize flexibility to their Fund to sell its common shares for less than net asset value, subject to certain conditions;

(iii)	to consider and vote upon a proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of their Fund for its fiscal year ending November 30, 2014; and

(iv)	to consider and vote upon the transaction of any other business as may properly come before the Meeting, including the adjournment or postponement thereof.

Stockholders of record as of the close of business on March 25, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

The following table presents information about the stockholders entitled to vote on each of the matters. Each stockholder is entitled to one vote for each share of common stock and/or preferred stock owned by such stockholder.

Stockholders Entitled to Vote
Mergers

TYY common and preferred stockholders, voting as a class (TYY Merger)

TYY preferred stockholders, voting as a separate class (TYY Merger)

TYN common stockholders (TYN Merger)

TYG common and preferred stockholders, voting as a class (TYY & TYN Mergers)

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Annual Meeting Matters

1.      Election of the following individuals as directors of their Fund to serve until the 2017 annual meeting of stockholders and until their successors are duly elected and qualify:

Conrad S. Ciccotello	TYG common and preferred stockholders, voting as a class TYY common and preferred stockholders, voting as a class TYN common stockholders

Terry C. Matlack	TYG common and preferred stockholders, voting as a class TYY common and preferred stockholders, voting as a class TYN common stockholders

2. Approval of a proposal to authorize flexibility to their Fund to sell its common shares for less than net asset value, subject to certain conditions	TYG common and preferred stockholders, voting as a class TYY common and preferred stockholders, voting as a class TYN common stockholders

3. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of their Fund for the fiscal year ending November 30, 2014	TYG common and preferred stockholders, voting as a class TYY common and preferred stockholders, voting as a class TYN common stockholders

4. To consider and vote upon the transaction of any other business as may properly come before the meeting, including the adjournment or postponement thereof.	TYG common and preferred stockholders, voting as a class TYY common and preferred stockholders, voting as a class TYN common stockholders

The Agreement and Plan of Merger between TYG and TYY is sometimes referred to herein as the “TYY Merger Agreement.” The Agreement and Plan of Merger between TYG and TYN is sometimes referred to herein as the “TYN Merger Agreement.” The TYY Merger and the TYN Merger are sometimes collectively referred to herein as the “Mergers” and the TYY Merger Agreement and the TYN Merger Agreement are sometimes collectively referred to herein as the “Merger Agreements.” TYG following the Mergers is sometimes referred to herein as the “Combined Fund.” The Board of Directors of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund and its stockholders.

ADDITIONAL INFORMATION

This Joint Proxy Statement/Prospectus sets forth the information stockholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of common and preferred stock of TYG. Please read it carefully and retain it for future reference. A Merger Statement of Additional Information, dated                     , 2014, relating to this Joint Proxy Statement/Prospectus (the “Merger Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and quarterly report can be obtained on a web site maintained by the Funds’ investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”) at www.tortoiseadvisors.com. In addition, each Fund will furnish, without charge, a copy of the Merger Statement of Additional

iii

Information, its most recent annual report and any more recent quarterly report to any stockholder upon request. Any such request should be directed to the Adviser by calling 866-362-9331 or by writing to the respective Fund at its principal executive offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The telephone number of the principal executive offices of the Funds is 913-981-1020.

The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

The currently outstanding shares of common stock of TYG are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “TYG” and will continue to be so listed subsequent to the Mergers. The currently outstanding shares of preferred stock of TYG are listed on the NYSE under the ticker symbol “TYG Pr B” and will continue to be so listed subsequent to the Mergers. It is expected that the newly issued common and preferred stock of TYG issued in connection with the Mergers will be listed on the NYSE. The currently outstanding shares of common stock of TYY and TYN are each also listed on the NYSE under the ticker symbols “TYY” and “TYN”, respectively, and the currently outstanding shares of preferred stock of TYY are listed on the NYSE under the ticker symbol “TYY Pr C.” Reports, proxy statements and other information concerning TYG, TYY and TYN may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of TYG in connection with the issuance of common and preferred stock of TYG in the Mergers. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is                     , 2014.

iv

SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Merger Statement of Additional Information. Stockholders should read this entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: MERGERS

The TYY Merger

The Board of Directors of TYY, including the Directors who are not “interested persons” of TYY (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”), has unanimously approved the TYY Merger Agreement, declared the TYY Merger advisable and directed that the same be submitted to the TYY stockholders for consideration. If the stockholders of TYY approve the TYY Merger and the stockholders of TYG approve the TYY Merger, including the issuance of additional shares of common stock of TYG (“TYG Common Shares”) (see “Proposal 2: Mergers and Issuance of Additional TYG Common Shares in the Mergers”), TYY will be merged with and into TYG in accordance with the Maryland General Corporation Law. TYY’s assets and liabilities will be combined with the assets and liabilities of TYG and stockholders of TYY will become stockholders of TYG. As a result of the TYY Merger each share of common stock of TYY will convert into newly-issued TYG Common Shares. The aggregate NAV of TYG Common Shares received by TYY common stockholders in the TYY Merger will equal the aggregate NAV of TYY common stock held on the business day prior to closing of the TYY Merger, less the costs of the TYY Merger attributable to their common shares (although TYY common stockholders will receive cash for their fractional shares of common stock). TYY will cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). TYG will continue to operate after the TYY Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

As a result of the TYY Merger each Mandatory Redeemable Preferred Share of TYY (“TYY MRP Shares”) will convert into newly-issued Series C Mandatory Redeemable Preferred Shares of TYG (“TYG MRP Shares”) having identical terms as the TYY MRP Shares. The aggregate liquidation preference of the TYG MRP Shares received by the holder of TYY MRP Shares in the TYY Merger will equal the aggregate liquidation preference of the TYY MRP Shares held immediately prior to the closing of the TYY Merger. The TYG MRP Shares to be issued in the TYY Merger will have equal priority with TYG’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of TYG’s liquidation. In addition, the preferred shares of TYG, including the TYG MRP Shares to be issued in connection with the TYY Merger, will be senior in priority to TYG Common Shares as to payment of dividends and the distribution of assets in the event of TYG’s liquidation.

If the TYY Merger is not approved by stockholders of TYY, or if the TYY Merger, including the issuance of TYG Common Shares is not approved by TYG’s stockholders, TYY and TYG will each continue to operate as a standalone Maryland corporation advised by the Adviser and will each continue its investment activities in the normal course. Approval of the TYY Merger is not a condition to the approval of the TYN Merger, and approval of the TYN Merger is not a condition to the approval of the TYY Merger.

The TYN Merger

The Board of Directors of TYN, including the Independent Directors of TYN, has unanimously approved the TYN Merger Agreement, declared the TYN Merger advisable and directed that the same be submitted to the TYN stockholders for consideration. If the stockholders of TYN approve the TYN Merger and the stockholders of TYG approve the TYN Merger, including the issuance of TYG Common Shares (see “Proposal 2: Mergers and Issuance of Additional TYG Common Shares in the Mergers”), TYN will be merged with and into TYG in accordance with the Maryland General Corporation Law. TYN’s assets and liabilities will be combined with the assets and liabilities of TYG and stockholders of TYN will become stockholders of TYG. As a result of the TYN Merger, each share of common stock of TYN will convert into newly-issued TYG Common Shares. The aggregate NAV of TYG Common Shares received by TYN stockholders in the TYN Merger will equal the aggregate NAV of TYN common stock held on the business day prior to closing of the TYN Merger, less the costs of the TYN Merger attributable to their common shares (although TYN common stockholders will receive cash for their fractional shares of common stock). TYN will cease its separate existence under Maryland law and terminate its registration under the 1940 Act. TYG will continue to operate after the TYN Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

If the TYN Merger is not approved by stockholders of TYN, or if the TYN Merger, including the issuance of TYG Common Shares, is not approved by TYG’s stockholders, TYN and TYG will each continue to operate as a standalone Maryland corporation advised by the Adviser and will each continue its investment activities in the normal course. Approval of the TYN Merger is not a condition to the approval of the TYY Merger, and approval of the TYY Merger is not a condition to the approval of the TYN Merger.

Background and Reasons for the Proposed Mergers

The proposed Mergers will combine the assets of the Funds (each a non-diversified closed-end management investment company under the 1940 Act) by merging TYY and TYN with and into TYG. The Mergers seek to combine three similar and compatible funds with similar investment objectives and investment strategies and are expected to result in several benefits to TYG, TYY and TYN stockholders.

In unanimously approving the Mergers, the Board of Directors of each Fund, including each Fund’s Independent Directors, determined that participation in the Mergers are in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to NAV as a result of the Mergers. Before reaching these conclusions, the Board of Directors of each Fund engaged in a thorough review process relating to the proposed Mergers. The Boards of Directors of each Fund, including the Independent Directors, considered the Mergers at numerous meetings held in 2013 and 2014 and unanimously approved the Merger Agreements, declared the Mergers advisable and directed that the Mergers be submitted to the stockholders of each Fund at a meeting held on January 27, 2014.

The primary factors considered by the Board of Directors of each Fund with regard to the Mergers included, but were not limited to, the following:

•	Each Fund has an investment objective of providing stockholders a high level of total return with an emphasis on current distributions.

•	The Funds have similar and compatible ongoing investment strategies and portfolios focused on midstream energy infrastructure investments, primarily those organized as MLPs.

•	The expectation that the Combined Fund will have a similar distribution policy, with the potential for accretion to distributable cash flow and distribution growth.

•	The Mergers may create the opportunity for enhanced market liquidity over the long-term.

•	The expectation of cost savings at the Combined Fund through the reduction of duplicative fixed expenses and a reduction in variable expenses and a lower effective management fee as a result of the implementation of a tiered fee schedule following the Mergers.

•	The larger asset base of the Combined Fund may provide greater financial flexibility.

•	No gain or loss is expected to be recognized by stockholders of any Fund for U.S. federal income tax purposes as a result of the Mergers (except with respect to any cash received in lieu of fractional TYG Common Shares), although the Internal Revenue Service may take a contrary position.

•	The expectation that TYY and TYN stockholders should carry over to TYG the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Mergers are treated as tax-free as intended.

•	The deferred tax assets and liabilities of the Funds are accounted for in NAV.

•	The exchange will take place at the Funds’ relative NAV.

•	Stockholder rights are expected to be preserved in the Combined Fund.

•	The Adviser is expected to continue to manage the Combined Fund.

•	The relative performance history of each Fund.

The Board of Directors of each Fund made its determination with regard to the Mergers on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors. See “Proposal 1: Mergers—Reasons for the Mergers.”

Fees and Expenses for Common Stockholders of the Funds as of November 30, 2013.

The following table and example contain information about the change in operating expenses expected as a result of the Mergers. The table sets forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of November 30, 2013, for each Fund, (ii) the pro forma fees and expenses, including leverage costs, for the Combined Fund, assuming the TYY Merger had taken place on November 30, 2013 but that the TYN Merger had not occurred, (iii) the pro forma fees and expenses, including leverage costs, for the Combined Fund, assuming the TYN Merger had taken place on November 30, 2013 but that the TYY Merger had not occurred; and (iv) the pro forma fees and expenses, including leverage costs, for the Combined Fund, assuming both the TYY Merger and the TYN Merger had taken place on November 30, 2013. The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which a Fund may invest. The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of November 30, 2013. The pro forma annual operating expenses are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of November 30, 2013. These pro forma projections include the change in operating expenses expected as a result of the Mergers, assuming the Combined Fund’s capital structure and asset levels as of November 30, 2013.

Stockholder Transaction Expenses	TYG	TYY	TYN	Pro Forma (TYY into TYG)(1)	Pro Forma (TYN into TYG)(1)	Pro Forma Combined Fund (TYY & TYN into TYG)(1)
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock(2)(3)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None
Annual Expenses (as a percentage of net assets attributable to common stock as of November 30, 2013)
Investment Management Fees	1.65%	1.62%	1.46%	1.62%	1.62%	1.59%
Leverage Costs(4)	1.48%	1.36%	0.43%	1.44%	1.36%	1.36%
Other Expenses(5)	0.11%	0.17%	0.28%	0.10%	0.12%	0.11%
Current Income Tax Expense(6)	1.87%	0.71%	0.00%	1.47%	1.63%	1.34%
Deferred Income Tax Expense(7)	11.30%	12.05%	9.18%	11.56%	11.03%	11.35%

Total Annual Expenses(8)	16.41%	15.91%	11.35%	16.19%	15.76%	15.75%

Example:

The following example is intended to help you compare the costs of investing in TYG pro forma after the Merger(s) with the costs of investing in TYG, TYY and TYN without the Mergers. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to shares of common stock) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
TYG	$155	$413	$616	$952
TYY	$150	$403	$604	$943
TYN	$110	$309	$484	$832
Pro Forma (TYY into TYG) (a)	$153	$410	$612	$950
Pro Forma (TYN into TYG) (a)	$149	$401	$602	$942
Pro Forma Combined Fund (TYY & TYN into TYG) (a)	$149	$401	$602	$942

(a)	These figures assume that the Mergers had taken place on November 30, 2013. These figures assume a change in the management fees paid to the Adviser effective at the time of the Mergers as follows: an annual management fee of 0.95% of average monthly Managed Assets up to $2.5 billion, 0.90% of average monthly Managed Assets between $2.5 billion and $3.5 billion, and 0.85% of average monthly Managed Assets above $3.5 billion. These figures also reflect the anticipated reduction in other operating expenses due to elimination of certain duplicative expenses as a result of the Mergers.
(1)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Funds in connection with the Mergers.
(2)	Each Fund will bear expenses incurred in connection with the Mergers (whether or not the Mergers are consummated), including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Merger Agreements and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Mergers, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Mergers. Expenses specific to one or each of TYG, TYY or TYN are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets. If only the TYY Merger is approved, expenses are estimated to be $360,000 for TYG, $190,000 for TYY and $30,000 for TYN, for a total of $580,000. If only the TYN merger is approved, expenses are estimated to be $280,000 for TYG, $120,000 for TYY and $40,000 for TYN, for a total of $440,000. If both the TYY Merger and TYN Merger are approved, expenses are estimated to be $370,000 for TYG, $190,000 for TYY and $50,000 for TYN, for a total of $610,000. Costs related to the Mergers are currently estimated to be approximately 0.03% of net assets, which equates to $0.013 per share for TYG, $0.010 per share for TYY and $0.008 per share for TYN as of February 28, 2014. The Adviser expects that the increased distributable cash flow resulting from anticipated reduced operating expenses and management fees should allow the recovery of the projected costs of the Mergers borne by the Funds within approximately nine months from the closing of the Mergers.
(3)	No sales load will be charged in connection with the issuance of TYG’s shares of common stock as part of the Mergers. Shares of common stock are not available for purchase from the Funds but shares of TYG may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Shares of common stock purchased in the secondary market may be subject to brokerage commissions or other charges.
(4)	Leverage Costs in the table reflect the weighted average cost of distributions payable on outstanding preferred stock and the interest payable on outstanding senior notes, unsecured credit facilities and secured margin borrowing facility at borrowing rates as of November 30, 2013 expressed as a percentage of net assets as of November 30, 2013. The Pro Forma (TYN into TYG) and Pro Forma Combined Fund (TYY & TYN into TYG) Leverage Costs assumes the termination of TYN’s margin borrowing facility and subsequent increase in the unsecured credit facility of TYG to absorb the amount outstanding on the TYN margin borrowing facility at November 30, 2013.
(5)	Other Expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of November 30, 2013. Other Expenses for the Pro Forma (TYY into TYG), Pro Forma (TYN into TYG) and Pro Forma Combined Fund (TYY & TYN into TYG) are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of November 30, 2013.
(6)	For the 12-months ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and TYY accrued $4,656,348 for net current income tax expense.
(7)	For the 12-months ended November 30, 2013, TYG accrued $140,745,675 for net deferred income tax expense, TYY accrued $78,991,960 for net deferred income tax expense and TYN accrued $16,769,675 for net deferred income tax expense.

(8)	The table and example above present certain annual expenses stated as a percentage of net assets attributable to common shares. This results in a higher percentage than the percentage attributable to annual expenses stated as a percentage of Managed Assets. See “Compensation and Expenses” on page 31.

Deferred Tax Liabilities

As of November 30, 2013, the net deferred tax liability and net deferred tax liability as a percentage of net assets for each Fund are as stated below.

	TYG	TYY	TYN
Net Deferred Tax Liability	$513.1 million	$253.6 million	$45.2 million
Net Deferred Tax Liability As a Percentage of Fund Net Assets	41.1%	39.1%	24.7%

As tax-paying entities, each Fund records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). As of February 28, 2014, each Fund had a net deferred tax liability. These deferred tax liabilities are attributable to realized and unrealized gains on investments. Any net deferred tax liability is included in each Fund’s NAV under GAAP and will be reflected in the exchange rate for the Merger. Additionally, the effective tax rate for the Combined Fund will be dependent upon the operating results of its underlying portfolio and as such it is expected that over time it may differ slightly from that of the standalone Funds.

Comparison of the Funds

TYG, TYY and TYN are each Maryland corporations registered as non-diversified, closed-end management investment companies under the 1940 Act. Each Fund (i) is managed by the Adviser, (ii) has an investment objective of providing a high level of total return with an emphasis on current distributions, (iii) seeks to achieve that objective by investing primarily in midstream energy investments, primarily those organized as MLPs, and (iv) has nearly identical fundamental investment policies and similar nonfundamental investment policies. Each Fund is also taxed as a corporation. See “Proposal 1: Mergers – Comparison of the Funds” for a more detailed comparison of the Funds. After the Mergers, the investment strategies and significant operating policies will be those of TYG.

Further Information Regarding the Mergers

The parties believe that the Mergers will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. If the Mergers so qualify, in general, stockholders of TYY and TYN will recognize no gain or loss upon the receipt of TYG’s stock in connection with the Mergers. Additionally, if the Mergers so qualify, TYY and TYN will recognize no gain or loss as a result of the transfer of all of their assets and liabilities in exchange for shares of TYG and neither TYG nor its stockholders will recognize any gain or loss in connection with the Mergers. If the Mergers so qualify, the aggregate tax basis of TYG Common Shares received by stockholders of TYY and TYN should be the same as the aggregate tax basis of the common shares of TYY and TYN surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

Even if a transaction would otherwise satisfy the general requirements for a tax-free reorganization, an investment company will not be afforded such treatment unless it is a regulated investment company (“RIC”), a real estate investment trust (“REIT”) or is treated as a diversified investment company. Neither TYG, TYY nor TYN is a RIC and thus do not automatically qualify as a diversified investment company. TYG’s, TYY’s and TYN’s assets currently are sufficiently diversified to satisfy the investment company diversification test and it is anticipated that each will satisfy such test at the time of the Mergers. If the Mergers fail to qualify as a tax-free reorganization because TYG, TYY or TYN fails to qualify as a diversified investment company, the transactions will be taxable to the non-diversified investment company and its stockholders. For example, if TYY or TYN is treated as a non-diversified investment company then TYY or TYN, as applicable, will be deemed to have sold all of its assets to TYG in a taxable transaction, followed by a deemed liquidation and a distribution of the sales proceeds (the TYG stock) to the applicable Fund’s stockholders.

Based upon current market values, TYY anticipates that it would recognize a net gain for federal income tax purposes on such deemed sale. Each TYY stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the TYG stock received in the TYY Merger and such stockholder’s basis in its TYY stock. TYG’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by TYG and (ii) the fair market value of the TYY assets as of the date of the TYY Merger. TYG, after the TYY Merger, would not succeed to any net operating or capital loss carryforwards of TYY for federal income tax purposes. As of November 30, 2013, TYY did not have any net operating or capital loss carryforwards for federal income tax purposes.

Based upon current market values, TYN anticipates that it would recognize a net gain for federal income tax purposes on such deemed sale. Each TYN stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the TYG stock received in the TYN Merger and such stockholder’s basis in its TYN stock. TYG’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by TYG and (ii) the fair market value of the TYN assets as of the date of the TYN Merger. TYG, after the TYN Merger, would not succeed to any net operating or capital loss carryforwards of TYN. As of November 30, 2013, TYN had net operating losses of approximately $10.3 million. This includes $7.9 million of net operating losses from Tortoise Gas & Oil Corporation (“TGO”). The TGO losses will expire in the years ending November 30, 2027 and November 30, 2028; however, due to tax limitations, only $1.4 million can be utilized each year, starting on November 30, 2014. The TYN losses of $2.4 million will expire in the years ending November 30, 2030 through November 30, 2032.

If, alternatively, TYG is treated as a non-diversified investment company, TYG will be deemed to have sold all of its assets to TYY or TYN, as applicable in a taxable transaction with the attendant deemed liquidation. Based upon current market values, TYG anticipates it would recognize a net gain for federal income tax purposes. Each TYG stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the TYG stock held and the stockholder’s basis in such stock. TYG, after the Mergers, would receive a fair market value basis in the assets historically held by TYG and will lose any of its pre-existing net operating loss and capital loss carryforwards.

The Board of Directors of TYY and TYN recommend that stockholders approve the Mergers at the Meeting to be held on May 28, 2014. Stockholder approval of the TYY Merger requires the affirmative vote of (i) the holders of a majority of the issued and outstanding TYY common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding TYY preferred stock (voting as a separate class). Approval of the TYN Merger is not a condition to the approval of the TYY Merger.

Stockholder approval of the TYN Merger requires the affirmative vote of the holders of a majority of the issued and outstanding TYN common stock. Approval of the TYY Merger is not a condition to the approval of the TYN Merger.

Subject to the requisite approval of the stockholders of TYY and TYN with regard to the Mergers and the requisite approval of the stockholders of TYG with regard to the Mergers, including the issuance of additional TYG Common Shares in connection with the Mergers, it is expected that the closing date of the Mergers (the “Closing Date”) will be after the close of business on or about June 20, 2014, but it may be at a different time as described herein.

The Board of Directors of each of TYY and TYN unanimously recommends TYY and TYN stockholders vote “FOR” their respective Fund’s Merger.

PROPOSAL 2: MERGERS AND ISSUANCE OF ADDITIONAL TYG COMMON SHARES

The Board of Directors of TYG, including the Independent Directors, has unanimously approved the Merger Agreements, including the issuance of additional TYG Common Shares in connection with each, declared the Mergers advisable and directed that the Mergers be submitted to the TYG stockholders.

Maryland law requires the stockholders of TYG to approve the Mergers and the rules of the NYSE require the stockholders of TYG to approve the issuance of additional TYG Common Shares in connection with the Mergers. In connection with the proposed Mergers described under “Proposal 1: Mergers,” TYG will issue additional TYG Common Shares and list such shares of common stock on the NYSE. The Mergers will result in no reduction of the NAV of the TYG Common Shares, immediately following the Mergers, other than to reflect the costs of the Mergers. No gain or loss is expected to be recognized by TYG or its stockholders in connection with the Mergers. The Board of Directors of TYG, based upon its evaluation of all relevant information, anticipates that the Mergers will benefit stockholders of TYG. The Funds have similar investment strategies and objectives and the Mergers will permit each Fund to continue to pursue them in a larger fund. Additionally, the Mergers are expected to result in several benefits for stockholders in the Combined Fund, including (i) anticipated accretion to distributable cash flow; (ii) the opportunity for enhanced long-term market liquidity; (iii) anticipated cost savings through a lower effective management fee and increased economies of scale; and (v) greater financial flexibility through a larger balance sheet.

The Board of Directors of TYG recommends that stockholders of TYG approve the Mergers, including the issuance of additional TYG Common Shares in connection with the Mergers, at the Meeting to be held on May 28, 2014. Stockholder approval of the Mergers, including the issuance of additional TYG Common Shares requires the affirmative vote of the holders of a majority of the issued and outstanding TYG common and preferred stock (voting as a class). Subject to the requisite approval of the stockholders of TYG with regard to the Merger, including the issuance of additional TYG Common Shares, and the requisite approval the stockholders of TYY and TYN with regard to the Mergers, it is expected that the Closing Date will be after the close of business on or about June 20, 2014, but it may be at a different time as described herein. For additional information about the Mergers, including a comparison of TYG, TYY and TYN, the reasons for the Mergers and the U.S. Federal income tax consequences of the Mergers, see “Proposal 1: Mergers.”

The Board of Directors of TYG unanimously recommends TYG stockholders vote “FOR” the Mergers, including the issuance of additional TYG Common Shares in connection therewith.

PROPOSAL 3: ELECTION OF DIRECTORS

The Board of Directors of each Fund unanimously nominated Conrad S. Ciccotello and Terry C. Matlack following a recommendation by the Nominating and Governance Committee of each of TYG, TYY and TYN for election as directors at the Meeting. Both Mr. Ciccotello and Mr. Matlack are currently directors of each Fund. Each of Mr. Ciccotello and Mr. Matlack has consented to be named in this proxy statement and has agreed to serve if elected. The Funds have no reason to believe that either Mr. Ciccotello or Mr. Matlack will be unavailable to serve.

Holders of common shares and preferred shares of each TYG and TYY will vote as a single class on the election of Mr. Ciccotello and Mr. Matlack as a director of those Funds. Holders of common shares of TYN will vote as a class on the election of Mr. Ciccotello and Mr. Matlack as a director of that Fund. Stockholders do not have cumulative voting rights for any Fund. Mr. Ciccotello and Mr. Matlack will be elected to the Board of Directors of each Fund by the vote of a plurality of votes cast at the Meeting, in person or by proxy.

With respect to each Fund, if elected, Mr. Ciccotello and Mr. Matlack will hold office until the 2017 annual meeting of stockholders of each Fund and until their successors are duly elected and qualify. If either Mr. Ciccotello or Mr. Matlack is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person nominated by the Fund’s Board of Directors in their discretion.

The Board of Directors of each of TYG, TYY and TYN unanimously recommends TYG, TYY and TYN stockholders vote “FOR” the election of each of Mr. Ciccotello and Mr. Matlack.

PROPOSAL 4: APPROVAL TO SELL COMMON SHARES BELOW NET ASSET VALUE

Each Fund is a closed-end management investment company under the 1940 Act and is generally prohibited from issuing its common shares at a price below NAV, subject to certain exceptions. One of these exceptions would allow the Funds to sell their common shares below NAV if they obtain stockholder approval.

Each Fund is seeking approval of this proposal so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock, not exceeding 25% of its then outstanding common stock, at a price below its then current NAV, subject to certain conditions discussed below. If approved for a Fund, the authorization would be effective for that Fund for a period of one year or until the date of the 2015 annual meeting of stockholders for that Fund, whichever is earlier. The stockholders of each of TYG, TYY and TYN approved a proposal at their 2013 annual meetings granting each Fund authority to sell its common shares below NAV subject to the same conditions set forth below. Each Fund anticipates it will seek approval to sell its shares below NAV in the future if the Board of Directors of each Fund believes such approval would be in the best interests of the Fund and its stockholders.

The proposal authorizing the sale of common shares below net asset value must be, for each Fund, approved by both (a) the affirmative vote of a majority of all common stockholders of record, as of the record date (the “Registered Common Stockholder Vote”), and (b) the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class (the “Majority Stockholder Vote”). If both approvals are not obtained, the proposal will not pass.

The Board of Directors of each of TYG, TYY and TYN unanimously recommends TYG, TYY and TYN stockholders vote “FOR” authorizing their Fund to sell its common shares below net asset value.

PROPOSAL 5: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Fund recommends that the stockholders of each Fund ratify the selection of Ernst & Young LLP as the independent registered public accounting firm (“independent auditors”), to audit the accounts of that Fund for the fiscal year ending November 30, 2014. Ernst & Young LLP’s selection was approved by each Fund’s Audit Committee. Their selection also was ratified and approved by the Board of Directors of each Fund, including a majority of the directors who are not “interested persons” of the Funds within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

Ernst & Young LLP will be ratified as a Fund’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the Meeting by the holders of common stock and preferred stock (if any), voting together as a class.

The Board of Directors of each of TYG, TYY and TYN unanimously recommends TYG, TYY and TYN stockholders vote “FOR” the ratification of the selection of Ernst & Young LLP as their respective Fund’s Independent Registered Public Accounting Firm.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Because each Fund, under normal market conditions, invests a substantial amount of its assets in equity securities of entities (including MLPs) in the energy infrastructure sector, the risks inherent in such investments are applicable to each Fund and will continue to apply to TYG after the Mergers. You should carefully consider the following risks of TYG before voting. References to “we” “us” or “our” below are references to TYG.

Risks Associated With an Investment in TYG

We are a non-diversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make distribution payments on preferred stock and interest payments on debt securities.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of MLPs in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth may be impacted by a slowdown in the capital markets. The performance of the MLP sector is dependent on several factors including the condition of the financial sector, the general economy and the commodity markets.

Concentration Risk. Under normal circumstances, we concentrate our investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

•	Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Most pipeline MLPs have limited direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices.

•	The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

•	A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

•	A portion of any one MLP’s assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a materially adverse impact on an MLP’s ability to make distributions. Often the MLPs depend upon exploration and development activities by third parties.

•	MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows we receive from MLPs that grow through acquisitions.

•	Energy infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

•	Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

•	A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

•	Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

•	Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (1) tax risks (described below), (2) limited ability to elect or remove management, (3) limited voting rights, except with respect to extraordinary transactions, and (4) conflicts of interest of the general partner, including those arising from incentive distribution payments.

Industry Specific Risk. Energy infrastructure companies also are subject to risks specific to the industry they serve.

•	Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth. Pipeline MLPs are subject to regulation by FERC with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline MLP could have a material adverse effect on the business, financial condition, results of operations and cash flows of that pipeline MLP and its ability to make cash distributions to its equity owners.

•	Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of natural gas liquids products and natural gas prices, resulting in lower processing margins.

•	Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

•	Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends, at the federal, state or local levels, to impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal MLPs.

•	Marine shipping MLPs are subject to the demand for, and the level of consumption of, refined petroleum products, crude oil or natural gas in the markets served by the marine shipping MLPs, which in turn could affect the demand for tank vessel capacity and charter rates. These MLPs’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions and collisions, human error, piracy, and war and terrorism.

MLP Risk. We invest primarily in equity securities of MLPs. As a result, we are subject to the risks associated with an investment in MLPs, including cash flow risk, tax risk, deferred tax risk and capital markets risk, as described in more detail below.

•	Cash Flow Risk. We derive substantially all of our cash flow from investments in equity securities of MLPs. The amount of cash that we have available to pay or distribute to holders of our securities depends entirely on the ability of MLPs whose securities we hold to make distributions to their partners and the tax character of those distributions. We have no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

•	Tax Risk of MLPs. Our ability to meet our investment objective will depend on the level of taxable income, dividends and distributions we receive from the MLPs and other securities of energy infrastructure companies in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions we receive might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect our ability to meet our investment objective and would reduce the amount of cash available to pay or distribute to holders of our securities.

•	Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which we invest, we will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. We will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in our portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to us.

We will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

•	Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. In volatile times, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate Funding, energy infrastructure companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy infrastructure companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this sector. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions could impair our ability to achieve our investment objective. In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

Equity Securities Risk. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of DCF). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including size, earnings power, coverage ratios and characteristics and features of different classes of securities.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Companies with smaller capitalization may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

Because MLP convertible subordinated units generally convert to common units on a one-to-one ratio, the price that we can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Hedging Strategy Risk. We may use interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

Interest rate transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in our net assets. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate swap or cap to offset our cost of financial leverage.

Competition Risk. At the time we completed our initial public offering in February 2004, we were the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time a number of alternatives to us as vehicles for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have emerged. In addition, federal income tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objective, which in turn could adversely impact our ability to make interest or distribution payments.

Restricted Security Risk. We may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for us. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units convert to publicly-traded common units upon the passage of time and/or satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by us with the issuer at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Liquidity Risk. Although common units of MLPs trade on the NYSE, NYSE MKT LLC (formerly known as AMEX), and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded or over time experience decreased trading volume may restrict our ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common units acquired through direct placements will be valued based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our NAV. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so. This may affect adversely our ability to make required interest payments on the debt securities and distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

Nondiversification Risk. We are a nondiversified, closed-end management investment company under the 1940 Act and are not treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities that we hold and we may invest more assets in fewer issuers as compared to a diversified fund. There currently are approximately 110 companies presently organized as MLPs and only about 90 of those companies operate energy infrastructure assets. We select MLP investments from this small pool of issuers. We may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with our investment objective and policies.

Tax Risk. Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of our MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and would likely result in a valuation allowance, or recording of a larger allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on our NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, we will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. We may incur significant tax liability during periods in which gains on MLP investments are realized.

Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. Our investment in such securities means that the NAV and market price of our common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

Counterparty Risk. We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Effects of Terrorism. Energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to energy infrastructure companies. The U.S. government has issued warnings that energy assets might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy infrastructure industry and markets. Such events may also adversely affect our business and financial condition.

Anti-Takeover Provisions. Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Proposal 1: Mergers – Certain Provisions in each Fund’s Charter and Bylaws.”

Management Risk. Our Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations. As of February 28, 2014, our Adviser had client assets under management of approximately $15.0 billion. To the extent that the Adviser’s assets under management continue to grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Additional Risks to Common Stockholders of TYG

Leverage Risk. Our use of leverage through the issuance of preferred stock (“Tortoise Preferred Shares”) and senior notes (“Tortoise Notes”) along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies.

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance. See “Proposal 1: Mergers – Description of Securities — Common Stock — Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders of TYG

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

General Risks Associated with an Investment in a Closed-End Fund

Market Discount Risk. As with any shares, the price of TYG’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their NAV. Common shares of closed-end management investment companies like TYG that invest primarily in equity securities have during some periods traded at prices higher than their NAV and during other periods traded at prices lower than their NAV. TYG has historically traded at both a premium and discount to NAV. TYG cannot assure you that its common shares will trade at a price higher than or equal to NAV. In addition to NAV, the market price of TYG’s common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity, the market for equity securities of MLPs, and market supply and demand TYG’s shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Mergers.

Investment Risk. An investment in TYG’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in common shares represents an indirect investment in the securities owned by TYG. The value of these securities, like other market investments, may move up or down. The TYG common shares at any point in time may be worth less than their value at closing of the Mergers. In addition, if stockholders sell a substantial number of TYG common shares in the public market following the Mergers, the market price of TYG’s common shares could decrease.

PROPOSAL 1

MERGERS

The Mergers seek to combine three similar and compatible Funds. Each Fund (i) is registered as a non-diversified, closed-end management investment company under the 1940 Act, (ii) has an investment objective of providing its stockholders a high level of total return with an emphasis on current distributions, (iii) seeks to achieve that objective by investing primarily in midstream energy infrastructure investments, including those organized as MLPs, and (iv) is managed by the Adviser. These Mergers will also permit each Fund to pursue this investment objective and strategy in a larger fund that will continue to focus on the midstream energy infrastructure sector, including MLPs.

The TYY Merger

The Board of Directors of TYY, including the Independent Directors of TYY, has unanimously approved the TYY Merger Agreement, declared the TYY Merger advisable and directed that the same be submitted to the TYY stockholders for consideration. If the stockholders of TYY approve the TYY Merger and the stockholders of TYG approve the TYY Merger, including the issuance of additional TYG Common Shares (see “Proposal 2: Mergers and Issuance of Additional TYG Common Shares in the Mergers”), TYY will be merged with and into TYG in accordance with the Maryland General Corporation Law. TYY’s assets and liabilities will be combined with the assets and liabilities of TYG and stockholders of TYY will become stockholders of TYG. As a result of the TYY Merger each share of common stock of TYY will convert into newly-issued TYG Common Shares. The aggregate NAV of TYG Common Shares received by TYY common stockholders in the TYY Merger will equal the aggregate NAV of TYY common stock held on the business day prior to closing of the TYY Merger, less the costs of the TYY Merger attributable to their common shares (although TYY common stockholders will receive cash for their fractional shares of common stock). TYY will cease its separate existence under Maryland law and terminate its registration under the Investment Company Act of 1940 (the “1940 Act”). TYG will continue to operate after the TYY Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

As a result of the TYY Merger each TYY MRP Share will convert into newly-issued TYG MRP Shares having identical terms as the TYY MRP Shares. The aggregate liquidation preference of the TYG MRP Shares received by the holder of TYY MRP Shares in the TYY Merger will equal the aggregate liquidation preference of the TYY MRP Shares held immediately prior to the closing of the TYY Merger. The TYG MRP Shares to be issued in the TYY Merger will have equal priority with TYG’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of TYG’s liquidation. In addition, the preferred shares of TYG, including the TYG MRP Shares to be issued in connection with the TYY Merger, will be senior in priority to TYG Common Shares as to payment of dividends and the distribution of assets in the event of TYG’s liquidation.

If the TYY Merger is not approved by stockholders of TYY, or if the TYY Merger, including the issuance of TYG Common Shares is not approved by TYG’s stockholders, TYY and TYG will continue to each operate as a standalone Maryland corporation advised by the Adviser and will each continue its investment activities in the normal course. Approval of the TYY Merger is not a condition to the approval of the TYN Merger, and approval of the TYN Merger is not a condition to the approval of the TYY Merger.

The TYN Merger

The Board of Directors of TYN, including the Independent Directors of TYN, has unanimously approved the TYN Merger Agreement, declared the TYN Merger advisable and directed that the same be submitted to the TYN stockholders for consideration. If the stockholders of TYN approve the TYN Merger and the stockholders of TYG approve the TYN Merger, including the issuance of TYG Common Shares (see “Proposal 2: Mergers and Issuance of Additional TYG Common Shares in the Mergers”), TYN will be merged with and into TYG in accordance with the Maryland General Corporation Law. TYN’s assets and liabilities will be combined with the assets and liabilities of TYG and stockholders of TYN will become stockholders of TYG. As a result of the TYN Merger, each share of common stock of TYN will convert into newly-issued TYG Common Shares. The aggregate NAV of TYG Common Shares received by TYN stockholders in the TYN Merger will equal the aggregate NAV of TYN common stock held on the business day prior to closing of the TYN Merger, less the costs of the TYN Merger attributable to their common shares (although TYN common stockholders will receive cash for their fractional shares of common stock). TYN will cease its separate existence under Maryland law and terminate its registration under the 1940 Act. TYG will continue to operate after the TYN Merger as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

If the TYN Merger is not approved by stockholders of TYN, or if the TYN Merger, including the issuance of TYG Common Shares, is not approved by TYG’s stockholders, TYN and TYG will continue to operate as a standalone Maryland corporation advised by the Adviser and will each continue its investment activities in the normal course. Approval of the TYN Merger is not a condition to the approval of the TYY Merger, and approval of the TYY Merger is not a condition to the approval of the TYN Merger.

REASONS FOR THE MERGERS

The Board of Directors of each Fund believes that the Mergers will benefit stockholders of the Funds, based on a number of factors. The factors considered by the Board of Directors of each Fund with regard to the Mergers include, but are not limited to, the following:

•	Each Fund has an investment objective of providing stockholders a high level of total return with an emphasis on current distributions.

The Mergers will permit each Fund to pursue its same investment objective as a larger Fund that will continue to focus on the midstream energy infrastructure sector. As a result, the style and risk/return profile of the Combined Fund should remain similar to those of each Fund’s current investments.

•	The Funds have similar and compatible ongoing investment strategies and portfolios focused on midstream energy infrastructure investments, primarily those organized as MLPs.

Since their inceptions in 2004 and 2005, respectively, TYG and TYY have both focused on publicly traded master limited partnerships (“MLPs”) in the midstream energy infrastructure sector. While TYN originally focused on the North American energy sector, including Canadian royalty trusts and income trusts, its focus shifted several years ago to invest the majority of its assets in U.S. MLPs due to relative value opportunities and to reduce the uncertainty attributable to the taxation of Canadian royalty and income trusts. TYN currently invests predominantly in equity securities of MLPs, primarily in midstream energy infrastructure MLPs, as well as in oil and gas exploration and energy shipping MLPs. As a result, all three Funds’ strategies are now increasingly similar. The Mergers will permit TYG, TYY, and TYN to pursue their investment strategies in a larger fund.

•	The expectation of a similar distribution policy and anticipated accretion to distributable cash flow and distribution growth.

We expect that the Combined Fund will have a similar distribution policy as the standalone Funds currently have, with no adverse impact expected to the payment of quarterly distributions to the Combined Fund’s common stockholders. Additionally, we believe that there is potential for aggregate distribution growth going forward as a result of anticipated accretion to distributable cash flow. Assuming the Mergers are completed as proposed, the Adviser intends to recommend that the Board of Directors of the Combined Fund approve a distribution of not less than $0.         per TYG Common Share ($2.         annualized) for the fiscal 3rd quarter of 2014, based on the Combined Fund’s expected distributions from investments, the lower anticipated operating expenses per share, and the expected costs of leverage.

•	The Mergers may create the opportunity for enhanced market liquidity over the long-term.

Following the Mergers, a larger market capitalization of the Combined Fund may provide an opportunity for enhanced market liquidity over the long-term. Greater market liquidity may lead to a narrowing of bid-ask spreads and reduce price movements on a trade-to-trade basis. As of February 28, 2014, TYG’s, TYY’s and TYN’s market capitalization was approximately $1,288 million, $650 million, and $180 million, respectively. If the Mergers closed on February 28, 2014, all else being equal, the aggregate market capitalization of the Combined Fund would be approximately $2,118 million, a market capitalization significantly larger than that of all three Funds prior to the Mergers.

•	The expectation of cost savings through the reduction of duplicative fixed expenses, a reduction in variable expenses and a lower effective management fee.

It is estimated that the Combined Fund will see an aggregate cost savings of approximately $1.5 million annually through operating cost savings and greater economies of scale. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative and there will also be an opportunity to reduce variable expenses over time in a Combined Fund by taking advantage of lower fees associated with higher asset levels and greater combined economies of scale.

Effective at the time of the Mergers, the Combined Fund will implement a tiered fee schedule which is expected to result in a lower effective management fee for the Combined Fund. Currently, TYG, TYY, and TYN have an annual management fee of 0.95%, 0.95%, and 1.00%, respectively based on each Fund’s average monthly Managed Assets. Upon completion of the Mergers, the Combined Fund will pay an annual management fee of 0.95% of average monthly Managed Assets up to $2.5 billion, 0.90% of Managed Assets between $2.5 billion and $3.5 billion, and 0.85% of Managed Assets above $3.5 billion. Based on combined Managed Assets of $3.7 billion as of February 28, 2014, it is estimated that the effective rate of the Combined Fund will be approximately 0.93%.

•	The larger asset base of the Combined Fund may provide greater financial flexibility.

The amount of leverage as a percentage of total assets following the Mergers is not expected to significantly change from that of each Fund on a standalone basis as a result of the Mergers. As of February 28, 2014, TYG, TYY, and TYN had total leverage outstanding of $454 million, $235 million, and $51 million respectively, representing 19.8%, 19.9%, and 17.9% of total assets, respectively. If the Mergers had closed on February 28, 2014, all else being equal, the total leverage of the Combined Fund would have been $740 million, representing 19.7% of total assets. The larger asset base of the Combined Fund may provide (i) greater financial flexibility through a larger balance sheet, ii) access to more attractive leverage terms and iii) a wider range of leverage alternatives.

•	No gain or loss is expected to be recognized by stockholders of the Funds for U.S. federal income tax purposes as a result of the Mergers, although the Internal Revenue Service may take a contrary position.

The Mergers are intended to qualify as tax-free for federal income tax purposes. Stockholders of TYG, TYY, and TYN are not expected to recognize any gain or loss for federal income tax purposes as a result of the Mergers (except with respect to cash received in lieu of fractional TYG Common Shares). See “Material U.S. Federal Income Tax Consequences of the Mergers.”

•	The expectation that TYY and TYN stockholders should carry over to TYG the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Mergers are treated as tax-free as intended.

Based on the intended tax treatment of the Mergers, the aggregate tax basis of TYG Common Shares received by a stockholder of TYY or TYN should be the same as the aggregate tax basis of the common shares of TYY or TYN surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received). See “Material U.S. Federal Income Tax Consequences of the Mergers.”

•	The deferred tax assets and liabilities are accounted for in NAV.

Unlike most investment companies, each of TYG, TYY, and TYN have not elected to be treated as regulated investment companies (“RICs”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Instead, the Funds are treated as “C” corporations for federal income tax purposes and are subject to corporate taxation at the entity level. Accordingly, each Fund records in its financial statements a deferred tax asset (an amount than can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). Any net deferred tax asset or liability is included in each Fund’s net asset value and thus impacts the ratio of shares exchanged in the Mergers. Additionally, the effective tax rate for the Combined Fund will be dependent upon the operating results of its underlying portfolio and as such it is expected that over time it may differ slightly from that of the standalone Funds.

•	The exchange will take place at the Funds’ relative net asset values.

The aggregate net asset value of the TYG shares that TYY and TYN stockholders will receive in the Mergers is expected to equal the aggregate net asset value that TYY and TYN stockholders owned immediately prior to the Mergers. No fractional common shares of TYG will be issued to stockholders in connection with the Mergers, and TYY and TYN stockholders will receive cash in lieu of such fractional shares.

•	Stockholder rights are expected to be preserved.

Each of the Funds involved in the Mergers are organized as Maryland corporations. Common stockholders of each of TYG, TYY, and TYN have substantially similar voting rights as well as rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion, or exchange rights.

•	The Adviser is expected to continue to manage the Combined Fund.

The Funds will retain consistency of management. Stockholders of the Combined Fund may benefit from the continuing experience and expertise of the Adviser and its commitment to the similar investment style and strategies to be used in managing the assets of the Combined Fund.

•	The relative performance history of each Fund.

As part of the consideration for the Mergers, the Board of Directors of each Fund reviewed and evaluated the relative performance history of each Fund over different time periods compared to each other as well as other comparable Funds.

Considering the reasons outlined above and other reasons, the Board of Directors of each Fund unanimously concluded that consummation of the Mergers is advisable and in the best interests of each Fund and its stockholders. The approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

INVESTMENT OBJECTIVES AND POLICIES OF TYG

Investment Objective

TYG’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of its investment objective, total return includes capital appreciation of its common stock, and all distributions received from TYG, regardless of the tax character of the distributions. TYG seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of publicly traded MLPs in the energy infrastructure sector. TYG cannot guarantee that it will achieve its investment objective. The investment objective and investment policies of TYG are substantially similar, but not identical, to those of TYY and TYN. For a comparison of the Funds, see “Proposal 1: Mergers – Comparison of the Funds.” References to “we” “us” or “our” below are references to TYG.

Energy Infrastructure Industry

We concentrate our investments in the energy infrastructure sector. We pursue our objective by investing principally in a portfolio of equity securities issued by MLPs. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the statement of additional information.

Energy Infrastructure Companies. For purposes of our policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its revenues from “Qualifying Income” under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from providing services directly related to the generation of Qualifying Income. Qualifying Income is defined as including any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber).

Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and, therefore, are not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could reduce revenues and adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

Master Limited Partnerships. Under normal circumstances, we invest at least 70% of our total assets in equity securities of MLPs that each year derive at least 90% of their gross income from Qualifying Income and are generally taxed as partnerships for federal income tax purposes, thereby eliminating federal income tax at the entity level. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership’s existence and then only convert to common units if certain financial tests are met.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount of distributions to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Energy infrastructure MLPs in which we invest generally can be classified in the following categories:

•	Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

•	Processing MLPs. Processing MLPs are gatherers and processors of natural gas, as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

•	Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

•	Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal end-users.

•	Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

We also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations to the extent consistent with our investment objective. We also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

Investment Process

Under normal circumstances, we invest at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser’s securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser intends to use research provided by broker-dealers and investment firms, primary emphasis will be placed on proprietary analysis and valuation models conducted and maintained by the Adviser’s in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. It is anticipated that all of the publicly traded MLPs in which we invest will have a market capitalization greater than $100 million at the time of investment.

Investment Policies

We seek to achieve our investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. We also may invest in other securities set forth below if the Adviser expects to achieve our objective with such investments.

The following are our fundamental investment limitations set forth in their entirety. We may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

•	underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in our portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Our policy of investing at least 90% of our total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days’ prior written notice of any change.

We have adopted the following additional nonfundamental policies:

•	Under normal circumstances, we invest at least 70% and up to 100% of our total assets in equity securities issued by MLPs. Equity securities currently consist of common units, convertible subordinated units, and pay-in-kind units.

•	We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. Subject to this policy, we may invest without limitation in illiquid securities. The types of restricted securities that we may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

•	We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s and at least B– by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•	We will not invest more than 10% of our total assets in any single issuer.

•	We will not engage in short sales.

Unless otherwise stated, these investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations.

As used in the bullets above, the term “total assets” includes assets to be obtained through anticipated leverage for the purpose of each nonfundamental investment policy. During the period in which we are investing the net proceeds of an offering, we may deviate from our investment policies with respect to the net proceeds of the offering by investing the net proceeds in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities.

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities of MLPs. Consistent with our investment objective, we may invest up to 100% of total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, pay-in-kind units (typically, “I-Shares”) and common units, subordinated units and preferred units of limited liability companies (“LLCs”) (that are treated as partnerships for federal income tax purposes). The table below summarizes the features of these securities, and a further discussion of these securities follows.

	Common Units (for MLPs taxed as partnerships)(1)	Convertible Subordinated Units (for MLPs taxed as partnerships)	I-Shares
Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights

Dividend Priority	First right to minimum quarterly distribution (“MQD”) specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units	Equal in priority to common units but paid in additional I-Shares at current market value of I-Shares

Dividend Rate	Minimum set in partnership agreement; participate pro rata with subordinated units after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units

Trading	Listed on NYSE, NYSE MKT LLC or NASDAQ National Market	Not publicly traded	Listed on NYSE

Federal Income Tax Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced

Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units	Retail and Institutional; does not create unrelated business taxable income; qualifying income for regulated investment companies

Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)

Conversion Rights	None	Typically one-to-one ratio into common units	None

(1)	Some energy infrastructure companies in which we may invest have been organized as LLCs. Such companies are generally treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics as those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which we have exposure.

Limited Liability Company Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with our investment objective and policies, we may invest in common units or other securities of such LLCs including preferred units, subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. We expect to purchase convertible subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Distributions may be paid in cash or in-kind.

MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The I-Share issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units; however, the MLP does not allocate income or loss to the I-Share issuer. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations based solely on the issuer’s operations within a state.

Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights, and in many cases, operating control over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Other Non-MLP Equity Securities. In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Debt Securities. We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including securities rated below investment grade. These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features. To the extent that we invest in below investment grade debt securities, such securities will be rated, at the time of investment, at least B– by S&P or B3 by Moody’s or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies our minimum rating criteria at the time of purchase and subsequently is downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of us and our stockholders.

Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Restricted Securities. We may invest up to 30% of our total assets in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which are likely to be sold immediately if the market is adequate. This lack of liquidity creates special risks. However, we could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

Temporary and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies. We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in short-term securities or cash. The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

A more detailed description of TYG’s investment policies and restrictions and more detailed information about TYG’s portfolio investments are contained in the Merger Statement of Additional Information.

COMPARISON OF THE FUNDS

Each Fund (i) is a Maryland corporation registered as non-diversified, closed-end management investment company under the 1940 Act, (ii) is managed by the Adviser, (iii) pays a similar investment advisory fee, (iv) has an investment objective of providing a high level of total return with an emphasis on current distributions, (v) seeks to achieve that objective by investing primarily in midstream energy investments, primarily those organized as MLPs, (vi) has nearly identical fundamental investment policies and similar nonfundamental investment policies and (vii) is taxed as a corporation. The Funds differ in the types of leverage they have outstanding. The table below provides a more detailed comparison of the Funds.

	TYG	TYY	TYN
Organization	Each Fund is a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act.

Fiscal Year End Date	November 30 for each Fund

Investment Adviser	Tortoise Capital Advisors, L.L.C is the investment adviser for each Fund.

Investment Advisory Fee Structure	TYG pays the Adviser a fee equal on an annual basis to 0.95% of TYG’s average monthly Managed Assets.	TYY pays the Adviser a fee equal on an annual basis to 0.95% of TYY’s average monthly Managed Assets.	TYN pays the Adviser a fee equal on an annual basis to 1.0% of TYN’s average monthly Managed Assets.

Net Assets as of February 28, 2014	$1,281 million	$672 million	$186 million

Listing of Common Shares	NYSE under the symbol “TYG”	NYSE under the symbol “TYY”	NYSE under the symbol “TYN”

Investment Objective	A high level of total return with an emphasis on current distributions paid to stockholders.	A high level of total return with an emphasis on current distributions paid to stockholders.	A high level of total return with an emphasis on distribution income paid to stockholders.

Fundamental Investment Policies	Each of the Funds has substantially identical fundamental investment policies, with the only difference being that TYG concentrates (invests at least 25% or more of total assets) in the group of industries constituting the energy infrastructure sector, whereas TYY concentrates (invests at least 25% or more of total assets) in the group of industries constituting the energy sector and TYN concentrates (invests at least 25% or more of total assets) in the group of industries constituting the North American energy sector. For a complete listing of these fundamental investment policies see “See “Proposal 1: Mergers—Investment Objective and Policies of TYG.”

Nonfundamental Investment Policies	Under normal circumstances, TYG will invest at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. TYG may not (i) under normal circumstances, invest less than 70% of its total assets in equity securities issued by MLPs, (ii) invest more than 30% of its total assets in restricted securities, (iii) invest more than 25% of its total assets in debt securities of energy infrastructure companies; (iv) invest more than 10% of its total assets in any single issuer or (v) engage in short sales.	Under normal circumstances, TYY will invest at least 80% of its net assets, plus any borrowings for investment purposes in equity securities of entities in the energy sector. TYY may not (i) under normal circumstances, invest less than 80% of its total assets in equity securities issued by MLPs and their affiliates, (ii) invest more than 50% of its total assets in restricted securities, (iii) invest more than 20% of its total assets in debt securities of energy infrastructure companies; (iv) invest more than 15% of its total assets in any single issuer or (v) engage in short sales.	TYN may not (i) under normal conditions invest less than 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America; (ii) under normal conditions, invest more than 50% of its total assets in restricted securities; and (iii) enter into short sales.

Tax Treatment	Each Fund is taxed as a regular corporation.

Leverage	Each Fund may borrow money, issue preferred stock or issue other senior securities to the extent permitted by the 1940 Act

	TYG has $80 million of Mandatory Redeemable Preferred Stock and $330 million of senior notes outstanding, and has entered into a $107.5 million credit facility. As of February 28, 2014, TYG had $44.0 million outstanding under the credit facility. TYG’s credit facility expires on June 16, 2014.	TYY has $50 million of Mandatory Redeemable Preferred Stock and $159.4 million of senior notes outstanding, and has entered into a $50 million credit facility. As of February 28, 2014, TYY had $25.6 million outstanding under the credit facility. TYY’s credit facility expires on June 16, 2014.	TYN has no preferred stock or senior notes outstanding. TYN has also not entered into a credit facility. TYN has, however, entered into a $65 million 270-day rolling evergreen margin loan facility. As of February 28, 2014, TYN had $51.4 million outstanding under the margin facility.

MANAGEMENT OF THE FUNDS

Directors and Officers

Each Fund’s business and affairs are managed under the direction of its Board of Directors. Accordingly, each Fund’s Board of Directors provides broad supervision over its affairs, including supervision of the duties performed by the Adviser. Each Fund’s officers are responsible for its day-to-day operations. The names, ages and addresses of each of the Fund’s directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the Merger Statement of Additional Information. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Each Fund’s Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

Investment Adviser

Pursuant to investment advisory agreements, the Adviser provides each Fund with investment research and advice and furnishes it with an investment program consistent with its investment objective and policies, subject to the supervision of its Board of Directors. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund’s securities transactions and reports to its Board of Directors on its investments and performance.

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Adviser specializes in managing portfolios of investments in MLPs and other energy companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of February 28, 2014, the Adviser had approximately $15.0 billion of client assets under management. The Adviser’s Investment Committee is comprised of five seasoned portfolio managers.

Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company. Montage Investments, LLC, a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of our Adviser’s investment committee and certain other senior employees of our Adviser. Our Adviser’s five founding Managing Directors and investment committee members, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte have entered into services agreements with our Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances.

As of February 28, 2014, our Adviser had 53 employees, including the five members of the investment committee of the Adviser.

The investment management of our portfolio is the responsibility of the Adviser’s investment committee. The investment committee’s members are H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom share responsibility for such investment management. It is the policy of the investment committee that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company. Each committee member has been a portfolio manager since we commenced operations in February 2004.

H. Kevin Birzer. Mr. Birzer has been a Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002. Mr. Birzer has served as a Director and Chairman of the Board since our inception, as a Director and Chairman of the Board of each of TYG, TYY, TYN, Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception and of Tortoise Capital Resources Corporation (“TTO”), which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”), from its inception through November 2011. Mr. Birzer was a member in Fountain Capital Management L.L.C. (“Fountain Capital”), a registered investment adviser, from 1990 to May 2009. He began his career in 1981 at KPMG Peat Marwick. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

Zachary A. Hamel. Mr. Hamel has been a Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002 and was a Partner with Fountain Capital from 2001 through September 2012. Mr. Hamel has served as President of each of TYG, TYY and TPZ since May 2011, of NTG since 2010 and of each of TTP and NDP since its inception. Mr. Hamel was Senior Vice President of TYG from 2007 to May 2011 and Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 through November 2011 and of TPZ from its inception to May 2011. Mr. Hamel has been the Senior Vice President of TYN since 2007. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

Kenneth P. Malvey. Mr. Malvey has been a Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002 and was a Partner with Fountain Capital from 2004 through September 2012. Mr. Malvey has served as Senior Vice President of TYG since April 2007, of TYY since 2005, of TYN since 2007, and of each of TPZ, NTG, TTP and NDP since its inception. Mr. Malvey was Senior Vice President of TTO from 2005 through November 2011. Mr. Malvey has served as Treasurer of each of TYG, TYY and TYN since 2005 and of each of TPZ, NTG, TTP and NDP since its inception. Mr. Malvey served as Treasurer of TTO from 2005 through November 2011. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.

Terry C. Matlack. Mr. Matlack has been a Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002. Mr. Matlack has served as Chief Executive Officer of each of TYG, TYY, TYN and TPZ since May 2011, of NTG since 2010 and of each of TTP and NDP since its inception. Mr. Matlack was a Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 2009. Mr. Matlack has served as our Director and as Director of each of TYG, TYY, TYN, TPZ, NTG, TTP and NDP since November 12, 2012. Mr. Matlack served as Chief Financial Officer of each of TYG, TYY, TYN and TPZ from inception to May 2011. Mr. Matlack served as Chief Financial Officer of TTO from its inception to June 2012. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

David J. Schulte. Mr. Schulte has been a Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002. Mr. Schulte is also a Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser. Mr. Schulte has served as Senior Vice President of each of TYG, TYY, TYN and TPZ since May 2011, of NTG since 2010, and of each of TTP and NDP since its inception. Mr. Schulte served as President and Chief Executive Officer of each of TYG, TTY and TYN from its inception to May 2011. Mr. Schulte served as Chief Executive Officer of TYN from 2005 to May 2011, President of TYN from 2005 to September 2008 and President of TTO from 2005 to April 2007 and TTO/CORR since June 2012. Mr. Schulte has served as Chief Executive Officer of TTO/CORR since 2005. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992.

The Merger Statement of Additional Information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of TYG’s securities by the portfolio managers listed above.

Compensation and Expenses

Tortoise Energy Infrastructure Corporation. Under its advisory agreement, TYG pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets. Managed Assets means TYG’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of TYG’s Managed Assets, the Adviser’s interest in determining whether TYG should incur additional leverage will conflict with TYG’s interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When TYG has a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if TYG had a lower level of deferred tax liability. TYG’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under TYG’s at-the-market equity program for a six month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2014 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2013. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in TYG’s Annual Report to stockholders for the fiscal year ended November 30, 2013.

Tortoise Energy Capital Corporation. Under its advisory agreement, TYY pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets. Managed Assets means TYY’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of TYY’s Managed Assets, the Adviser’s interest in determining whether TYY should incur additional leverage will conflict with TYY’s interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When TYY has a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if TYY had a lower level of deferred tax liability. TYY’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under TYY’s at-the-market equity program for a six month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2014 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2013. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in TYY’s Annual Report to stockholders for the fiscal year ended November 30, 2013.

Tortoise North American Energy Corporation. Under its investment advisory agreement, TYN pays the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of TYN’s average monthly Managed Assets. Managed Assets means the total assets of TYN (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Adviser is determined on the basis of TYN’s Managed Assets, the Adviser’s interest in determining whether to use leverage may conflict with the interests of TYN and its stockholders. TYN’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31, 2014 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2013. A discussion regarding the basis of the decision of TYN’s Board of Directors to approve the continuation of the investment advisory agreement is available in its annual report to stockholders for the period ended November 30, 2013.

Combined Fund. The Combined Fund will pay the Adviser a tiered fee equal to, on an annualized basis, 0.95% of its average monthly Managed Assets up to $2.5 billion, 0.90% of its average monthly Managed Assets between $2.5 billion and $3.5 billion, and 0.85% of its average monthly Managed Assets above $3.5 billion. Based on combined Managed Assets of $3.7 billion as of February 28, 2014, it is estimated the effective rate of the Combined Fund will be approximately 0.93%.

The table and example presented below contain information about the change in operating expenses expected as a result of the Mergers as a percentage of Managed Assets as of November 30, 2013, excluding current and deferred income tax expense. Managed Assets means the total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of November 30, 2013. The annual operating expenses for the Pro Forma (TYY into TYG), Pro Forma (TYN into TYG) and Pro Forma Combined Fund (TYY & TYN into TYG) are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of November 30, 2013. These projections for the Pro Forma (TYY into TYG), Pro Forma (TYN into TYG) and Pro Forma Combined Fund (TYY & TYN into TYG) include the change in operating expenses expected as a result of the Mergers, assuming each Fund’s capital structure and asset levels as of November 30, 2013.

Annual Expenses (as a percentage of Managed Assets as of November 30, 2013)	TYG	TYY	TYN	Pro Forma (TYY into TYG)(a)	Pro Forma (TYN into TYG)(a)	Pro Forma Combined Fund (TYY & TYN into TYG)(a)
Investment Management Fees	0.95%	0.95%	1.00%	0.94%	0.95%	0.93%
Other Operating Expenses(b)	0.07%	0.10%	0.19%	0.06%	0.07%	0.06%

Total Annual Operating Expenses	1.02%	1.05%	1.19%	1.00%	1.02%	0.99%
Leverage Expenses(c)	0.85%	0.80%	0.29%	0.83%	0.80%	0.80%

Total Annual Expenses	1.87%	1.85%	1.48%	1.83%	1.82%	1.79%

Example:

The following example is intended to help you compare the costs of investing in TYG pro forma after the Mergers with the costs of investing in TYG, TYY and TYN without the Mergers. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of managed assets attributable to shares of common stock) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
TYG	$19	$59	$101	$219
TYY	$19	$58	$100	$217
TYN	$15	$47	$81	$178
Pro Forma (TYY into TYG) (d)	$19	$58	$99	$215
Pro Forma (TYN into TYG) (d)	$18	$57	$98	$214
Pro Forma Combined Fund (TYY & TYN into TYG) (d)	$18	$56	$97	$210

(a)	The pro forma annual operating expenses are projections for a 12-month period and do not include expenses to be borne by the Funds in connection with the Mergers.
(b)	Other Expenses are calculated as described in Note 4 above.
(c)	Leverage Costs are calculated as described in Note 5 above.
(d)	These figures assume that the Mergers had taken place on November 30, 2013. These figures also assume a change in the management fees paid to the Adviser effective at the time of the Mergers as follows: an annual management fee of 0.95% of average monthly Managed Assets up to $2.5 billion, 0.90% of average monthly Managed Assets between $2.5 billion and $3.5 billion, and 0.85% of average monthly Managed Assets above $3.5 billion. These figures also reflect the anticipated reduction in other operating expenses due to elimination of certain duplicative expenses as a result of the Mergers.

The Funds bear all expenses not specifically assumed by the Adviser incurred in their operations and will bear the expenses related to all future offerings. Expenses the Funds bear generally include, but are not limited to, the following: (1) expenses of maintaining and continuing their existence and related overhead, including, to the extent services are provided by personnel of their Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) their registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on their behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing their shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of their interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying them and their shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to them (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to them; (15) compensation and expenses of their directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by them; (17) all expenses incurred in connection with leveraging of their assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of their common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and their obligation to indemnify their directors, officers and stockholders with respect thereto.

Portfolio Transactions with Affiliates

The Adviser is under common control with Montage Securities, LLC (“Montage Securities”), a broker/dealer registered with the SEC and various state jurisdictions, member of the Financial Industry Regulatory Authority (FINRA), Securities Investment Protection Corporation (SIPC), and Municipal Securities Rulemaking Board (MSRB). Registered representatives of Montage Securities will provide certain marketing services for the Funds for which the Adviser pays Montage Securities a fee. However, no securities transactions for the Funds or the Adviser’s other clients are executed through Montage Securities.

Legal Proceedings

There are no material pending legal proceedings against the Funds or the Adviser.

Other Service Providers

The professional service providers for the Funds are as follows:

Service	Provider
Investment Adviser	Each Fund: Tortoise Capital Advisors, L.L.C.

Custodian	Each Fund: U.S. Bank, N.A.

Transfer Agent, Dividend Disbursing and Reinvestment Agent	Each Fund: Computershare Trust Company, N.A.

Administrator	Each Fund: U.S. Bancorp Fund Services, LLC

Fund Accounting	Each Fund: U.S. Bancorp Fund Services, LLC

Independent Registered Public Accounting Firm	Each Fund: Ernst & Young LLP

Fund Counsel	Each Fund: Husch Blackwell LLP

CAPITALIZATION

The table below sets forth the capitalization of TYG, TYY and TYN as of November 30, 2013, and the pro forma capitalization as if (i) just the TYY Merger, (ii) just the TYN Merger and (iii) both the TYY Merger and TYN Merger had occurred on that date.

	TYG	TYY	TYN	Pro Forma (TYY into TYG)		Pro Forma (TYN into TYG)		Pro Forma Combined Fund (TYY & TYN into TYG)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)		(Unaudited)		(Unaudited)
Short-term debt:
Unsecured credit facility(1)	$27,600,000	$2,200,000	$—	$29,800,000		$66,200,000		$68,400,000
Secured margin borrowing facility(1)	—	—	38,600,000	—		—		—
Long-term debt:
Senior Notes, denominations of $25,000 or any multiple thereof(2)	300,000,000	159,400,000	—	459,400,000		300,000,000		459,400,000
Preferred Stock:
Mandatory Redeemable Preferred Shares (2)	80,000,000	50,000,000	—	130,000,000		80,000,000		130,000,000
Net Assets Applicable to Common Stockholders Consist of
Capital Stock, $0.001 par value per share (2)	28,733	20,072	6,316	43,856	(3)	32,948	(3)	48,071	(3)
Additional paid-in capital	305,047,888	222,833,179	87,464,423	527,331,067	(3)	392,192,311	(3)	614,735,490	(3)
Common stock subscribed	314,041	—	—	314,041		314,041		314,041
Subscriptions receivable	(314,041)	—	—	(314,041)		(314,041)		(314,041)
Accumulated net investment loss, net of income taxes	(115,106,027)	(84,430,602)	(3,851,072)	(199,536,629)		(118,957,099)		(203,387,701)
Undistributed realized gain, net of income taxes	350,112,769	171,181,812	20,148,103	521,294,581		370,260,872		541,442,684
Net unrealized appreciation of investments and interest rate swap contracts, net of income taxes	705,677,704	346,089,540	78,977,941	1,051,767,244		784,655,645		1,130,745,185

Net assets applicable to common stockholders	$1,245,761,067	$655,694,001	$182,745,711	$1,900,900,119		$1,428,184,677		$2,083,583,729

Shares of common stock outstanding	28,732,841	20,072,262	6,316,079	43,856,087		32,947,777		48,071,024
Net asset value per share	$43.36	$32.67	$28.93	$43.34		$43.35		$43.34

(1)	As of November 30, 2013, TYG and TYY had unsecured revolving credit facilities and TYN had a secured margin borrowing facility. The Pro Forma (TYN into TYG) and Pro Forma Combined Fund (TYY & TYN into TYG) Leverage Costs assumes the termination of TYN’s margin borrowing facility and subsequent increase in the unsecured credit facility of TYG to absorb the amount outstanding on the TYN margin borrowing facility at November 30, 2013.
(2)	None of these outstanding shares/notes are held by us or for our account.
(3)	Reflects the capitalization adjustments giving the effect of the transfer of shares of TYG which TYY and/or TYN stockholders will receive as if the Mergers had taken place on November 30, 2013. The expenses related to the TYY Merger occurring alone are estimated to be $360,000 for TYG and $190,000 for TYY. The expenses related to the TYN Merger occurring alone are estimated to be $280,000 for TYG and $40,000 for TYN. The expenses related to the TYY Merger and the TYN Merger both occurring are estimated to be $370,000 for TYG, $190,000 for TYY and $50,000 for TYN. Costs related to the Mergers are currently estimated to be approximately 0.03% of net assets, which equates to $0.013 per share for TYG, $0.010 per share for TYY and $0.008 per share for TYN as of February 28, 2014. The Adviser expects that the increased distributable cash flow resulting from anticipated reduced operating expenses and management fees should allow the recovery of the projected costs of the Mergers borne by the Funds within approximately nine months from the closing of the Mergers. The foregoing should not be relied upon to reflect the number of shares of TYG that will be received on or after such date.

OUTSTANDING SECURITIES OF THE FUNDS

The tables below set forth the outstanding securities of TYG, TYY and TYN as of February 28, 2014.

Issuer—Title of Class	Amount Authorized	Amount Held by the Company for its Account	Amount Outstanding
TYG – Preferred Stock (1)	$80,000,000	0	$80,000,000
TYG – Common Stock	100,000,000	0	28,844,464
TYG – Notes:
Series E (2)	$150,000,000	0	$110,000,000
Series G (3)	$30,000,000	0	$30,000,000
Series H (4)	$15,000,000	0	$15,000,000
Series I (5)	$10,000,000	0	$10,000,000
Series J (6)	$15,000,000	0	$15,000,000
Series K (7)	$10,000,000	0	$10,000,000
Series L (8)	$20,000,000	0	$20,000,000
Series M (9)	$13,000,000	0	$13,000,000
Series N (10)	$10,000,000	0	$10,000,000
Series O (11)	$15,000,000	0	$15,000,000
Series P (12)	$12,000,000	0	$12,000,000
Series Q (13)	$10,000,000	0	$10,000,000
Series R (14)	$12,500,000	0	$12,500,000
Series S (15)	$5,000,000	0	$5,000,000
Series T (16)	$12,500,000	0	$12,500,000
TYY – Preferred Stock (17)	$50,000,000	0	$50,000,000
TYY – Common Stock	100,000,000	0	20,072,262
TYY – Notes:
Series D (18)	$100,000,000	0	$39,400,000
Series G (19)	$5,000,000	0	$5,000,000
Series H (20)	$12,500,000	0	$12,500,000
Series I (21)	$12,500,000	0	$12,500,000
Series J (22)	$12,500,000	0	$12,500,000
Series K (23)	$12,500,000	0	$12,500,000
Series L (24)	$10,000,000	0	$10,000,000
Series M (25)	$12,000,000	0	$12,000,000
Series N (26)	$15,000,000	0	$15,000,000
Series O (27)	$13,000,000	0	$13,000,000
Series P (28)	$5,000,000	0	$5,000,000
Series Q (29)	$10,000,000	0	$10,000,000
TYN – Common Stock	100,000,000	0	6,316,079

(1)	The TYG preferred stock consists of Series B Mandatory Redeemable Preferred (“MRP”) Shares which have a mandatory redemption date of December 31, 2027 and pay distributions at an annual rate of 4.375%. Each share has a liquidation preference of $10.00.
(2)	The TYG Series E notes mature on April 10, 2015 and bear a fixed interest rate of 6.11%.

(3)	The TYG Series G notes mature on December 21, 2016 and bear a fixed interest rate of 5.85%.
(4)	The TYG Series H notes mature on May 12, 2014 and bear a floating interest rate of 3-month LIBOR plus 1.35%.
(5)	The TYG Series I notes mature on May 12, 2018 and bear a fixed interest rate of 4.35%.
(6)	The TYG Series J notes mature on December 19, 2019 and bear a fixed interest rate of 3.30%.
(7)	The TYG Series K notes mature on December 19, 2022 and bear a fixed interest rate of 3.87%.
(8)	The TYG Series L notes mature on December 19, 2024 and bear a fixed interest rate of 3.99%.
(9)	The TYG Series M notes mature on September 27, 2017 and bear a fixed interest rate of 2.75%.
(10)	The TYG Series N notes mature on September 27, 2018 and bear a fixed interest rate of 3.15%.
(11)	The TYG Series O notes mature on September 27, 2020 and bear a fixed interest rate of 3.78%.
(12)	The TYG Series P notes mature on September 27, 2023 and bear a fixed interest rate of 4.39%.
(13)	The TYG Series Q notes mature on September 27, 2018 and bear a floating interest rate of 3-month LIBOR plus 1.35%.
(14)	The TYG Series R notes mature on January 22, 2022 and bear a fixed interest rate of 3.77%.
(15)	The TYG Series S notes mature on January 22, 2023 and bear a fixed interest rate of 3.99%.
(16)	The TYG Series T notes mature on January 22, 2024 and bear a fixed interest rate of 4.16%.
(17)	The TYY preferred stock consists of Series C Mandatory Redeemable Preferred (“MRP”) Shares which have a mandatory redemption date of May 1, 2018 and pay distributions at an annual rate of 3.95%. Each share has a liquidation preference of $10.00.
(18)	The TYY Series D notes mature on December 21, 2014 and bear a fixed interest rate of 6.07%.
(19)	The TYY Series G notes mature on June 15, 2014 and bear a floating interest rate of 3-month LIBOR plus 1.35%.
(20)	The TYY Series H notes mature on June 15, 2016 and bear a fixed interest rate of 3.88%.
(21)	The TYY Series I notes mature on June 15, 2018 and bear a fixed interest rate of 4.55%.
(22)	The TYY Series J notes mature on June 14, 2020 and bear a fixed interest rate of 2.77%.
(23)	The TYY Series K notes mature on June 14, 2021 and bear a fixed interest rate of 2.98%.
(24)	The TYY Series L notes mature on June 14, 2025 and bear a fixed interest rate of 3.48%.
(25)	The TYY Series M notes mature on September 27, 2017 and bear a fixed interest rate of 2.75%.
(26)	The TYY Series N notes mature on September 27, 2019 and bear a fixed interest rate of 3.48%.
(27)	The TYY Series O notes mature on September 27, 2022 and bear a fixed interest rate of 4.21%.
(28)	The TYY Series P notes mature on September 27, 2018 and bear a floating interest rate of 3-month LIBOR plus 1.35%
(29)	The TYY Series Q notes mature on November 20, 2023 and bear a fixed interest rate of 4.16%.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

General

All references to “we” “us” or “our” below are references to TYG. Our Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”) allows participating common stockholders to reinvest distributions in additional shares of our common stock and allows participants to purchase additional shares of our common stock through additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month. Shares of common stock will be issued by us under the Plan when our common stock is trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares distributed under the Plan will be purchased on the open market at market price. Shares of common stock issued directly from us under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution or on the day preceding the relevant cash purchase investment date or (2) 95% of the market price per common share on the distribution payment date or on the day preceding the relevant cash purchase investment date. See below for more details about the Plan.

Automatic Dividend Reinvestment

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in our Plan, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of our common stock (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written, telephone or Internet instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution.

Whenever we declare a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the amount set forth below in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common stock directly from us (“Additional Common Stock”) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of our common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from us for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

If, on the payment date, the NAV per share of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. We expect to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There are no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”

Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of our shares of common stock is higher than the NAV, participants in the Plan will receive shares of our common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because we do not redeem our common stock, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of the federal income tax consequences of the Plan.

Cash Purchase Option

Participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in amounts ranging from $100 to $5,000 per month unless a request for waiver has been granted. Optional cash investments may be delivered to the Plan Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. We reserve the right to reject any purchase order. We do not accept cash, travelers checks, third party checks, money orders and checks drawn on non-US banks.

In order for participants to participate in the cash investment option in any given month, the Plan Agent must receive from the participant any optional cash investment no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date. All optional cash investments received on or prior to the payment date will be applied by the Plan Agent to purchase shares on the next succeeding purchase date. Participants may obtain a schedule of relevant dates on our website at www.tortoiseadvisors.com or by calling 1-866-362-9331.

Common stock purchased pursuant to this option will be issued by us when our shares are trading at a premium to NAV. If our common stock is trading at a discount to NAV, shares of common stock will be purchased in the open market by the Plan Agent as described above with respect to reinvestments of distributions.

General

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 transaction fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by us at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except, when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to our prior written approval of the successor Plan Agent.

All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

GOVERNING LAW

Each Fund is organized as a corporation under the laws of the State of Maryland. TYG was organized on October 30, 2003 and commenced operations in February 2004. TYY was organized on March 4, 2005 and commenced operations in May 2005. TYN was organized on January 13, 2005 and commenced operations in October 2005.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

DESCRIPTION OF SECURITIES

The information contained in this section is only a summary and is subject to the provisions contained in the Charter and Bylaws of each Fund and the laws of the State of Maryland. The information contained in this section describes the common and preferred stock of TYG to be issued in the Mergers and also describes debt securities TYG may issue in the future. The description of TYG’s common stock generally also describes the outstanding common stock of TYY and TYN. The description of TYG’s Mandatory Redeemable Preferred Shares also describes the outstanding TYY MRP Shares. All references to “we” “us” or “our” below are references to TYG.

Common Stock

General. Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Additionally, the Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

Distributions. We intend to pay out substantially all of our DCF to holders of common stock through quarterly distributions. DCF is the amount we receive as cash or paid-in-kind distributions from MLPs or affiliates of MLPs in which we invest, and interest payments received on debt securities we own, less current or anticipated operating expenses, taxes on our taxable income, and leverage costs we pay (including costs related to Tortoise Notes, Tortoise Preferred Shares and borrowings under our credit facility). Our Board of Directors has adopted a policy of authorizing what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others: DCF; realized and unrealized gains; leverage amounts and rates; current and deferred taxes payable; and potential volatility in returns from our investments and the overall market. Over the long term, we expect to distribute substantially all of our DCF to holders of our common stock. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.

If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “Proposal 1: Mergers – Automatic Dividend Reinvestment Plan.”

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;

•	the timing of our investments in portfolio securities;

•	the securities comprising our portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage by us;

•	the effects of leverage on our common stock (discussed above under “Leverage”);

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions. So long as shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.

So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from us unless we have paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. In addition, certain provisions of Maryland law may limit our ability to make distributions to the holders of our common stock.

Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of Tortoise Notes and Tortoise Preferred Shares.

Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of common stockholders, including the election of directors. The presence of the holders of shares of stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. We are seeking approval at our Annual Meeting of Stockholders in 2014 for the authority to sell shares of our common stock for less than NAV, subject to the conditions listed below. The number of shares that we may sell below NAV in one or more public or private offerings may not exceed twenty-five percent (25%) of our then outstanding common stock. We believe that having the ability to issue and sell shares of common stock below NAV benefits all stockholders in that it allows us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times. When considering an offering of common stock, we calculate our NAV on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. If stockholders approve the proposal at our Annual Meeting, we will only issue shares of its common stock, including common stock issued in a rights offering, at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

•	a majority of our directors who have no financial interest in the transaction and a majority of our independent directors have determined that any such sale would be in the best interests of us and our stockholders;

•	a majority of our directors who have no financial interest in the transaction and a majority of our independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount;

•	if the net proceeds of any such sale are to be used to make investments, a majority of our directors who have no financial interest in the transaction and a majority of our independent directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth; and

•	the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of our common stock.

The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of November 30, 2013. The table assumes that we issue 7,183,210 shares, which represents twenty-five percent (25%) of our common stock as of November 30, 2013, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $39.03, which is 90% of the NAV of our common shares as of November 30, 2013.

Pro Forma Maximum Impact of Below NAV Issuances of Common Shares

Common shares outstanding	28,732,841
Common shares that may be issued below NAV	7,183,210
Total common shares outstanding if all permissible shares are issued below NAV	35,916,051
Net asset value per share as of November 30, 2013	$43.36
Aggregate net asset value of all outstanding common shares based on NAV as of November 30, 2013	$1,245,761,067
Aggregate net proceeds to the Company (assuming the Company sold all permissible shares and received net proceeds equal to $39.03 per share (90% of the NAV as of November 30, 2013))	$280,360,686
Expected aggregate net asset value of the Company after issuance	$1,526,121,753
NAV per share after issuance	$42.49
Percentage dilution to pre-issuance NAV	-2.01%

In addition to the conditions in our proxy statement, although we believe it is unlikely to occur under the current proxy conditions, we are required pursuant to interpretations of the staff of the Commission to amend our shelf registration statement before commencing a below NAV offering if the cumulative dilution from the current offering as calculated in the table above, together with previous below NAV offerings under this amendment to our shelf registration statement, exceeds 15%. We also must amend our registration statement before commencing an offering of shares pursuant to the issuance of rights to subscribe for shares below net asset value to existing shareholders.

Because the Adviser’s management fee is based upon our average monthly Managed Assets (excluding any net deferred tax assets), the Adviser’s interest in recommending the issuance and sale of common stock including common stock issued below NAV, will conflict with our interests and those of our stockholders.

Market. Our common stock trades on the NYSE under the ticker symbol “TYG.” Common stock issued pursuant to this Joint Proxy Statement/Prospectus will trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment and Cash Purchase Plan Agent. Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170, serves as the transfer agent and the Automatic Dividend Reinvestment and Cash Purchase Plan agent and Computershare, Inc. serves as the dividend paying agent for our common stock.

Mandatory Redeemable Preferred Stock

The following is a brief description of the terms of the TYG MRP Shares to be issued in the Mergers. The terms of the TYG MRP Shares will be identical, as of the time of the exchange, to the outstanding TYY MRP Shares for which they are exchanged. The TYY MRP Shares will be exchanged for TYG MRP Shares having the same fixed per annum dividend rate, mandatory redemption term and liquidation preference as the TYY MRP Shares immediately prior to the closing of the TYY Merger. Features of the preferred shares that vary over time, such as the optional redemption premium, will reflect the terms that are effectively in place as of the closing of the TYY Merger. This description does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Articles Supplementary of TYG attached as Appendix B to the Merger Statement of Additional Information. Capitalized terms used but not defined in this description of the Mandatory Redeemable Preferred Stock have the meanings given them in the Articles Supplementary.

General

Our Charter authorizes the issuance of up to 20,000,000 shares of preferred stock, par value $0.001 per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption as determined by the Board of Directors without the approval of common stockholders. In addition, the Board of Directors, without any action by our stockholders, may amend our Charter to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that we have authority to issue. The TYG MRP Shares have a liquidation preference of $10.00 per share, plus all accumulated but unpaid dividends (whether or not earned or declared) to the date of final distribution. The TYG MRP Shares when issued pursuant to the Mergers (1) will be fully paid and non-assessable, (2) will not be convertible into shares of our common stock or any other security, and (3) will have no preemptive rights. The TYG MRP Shares will be subject to optional and mandatory redemption as described below under “— Redemption.”

Holders of TYG MRP Shares will not receive certificates representing their ownership interest in such shares. The Depository Trust Company (“DTC”) will initially act as Securities Depository with respect to the TYG MRP Shares.

Computershare Trust Company, N.A. will act as the transfer agent, registrar, and paying agent (“Paying Agent”) for the TYG MRP Shares. Furthermore, the Paying Agent will send notices to holders of TYG MRP Shares of any meeting at which holders of TYG MRP Shares have the right to vote. However, the Paying Agent generally will serve merely as our agent, acting in accordance with our instructions.

We will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any TYG MRP Shares, so long as we are current in the payment of dividends on the TYG MRP Shares and on any of our other Tortoise Preferred Shares.

Dividends and Dividend Periods

General. Holders of TYG MRP Shares will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor, on the initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a subsequent Dividend Period at the rate per annum (the “Dividend Rate”) equal to the Applicable Rate (or the Default Rate) for each Dividend Period. The Applicable Rate is computed on the basis of a 360 day year consisting of twelve 30 day months. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on our common stock. For a description of the tax treatment of distributions paid on the TYG MRP Shares, see “Certain Federal Income Tax Matters” in this prospectus.

Fixed Dividend Rate. The Applicable Rate is an annual rate of 3.95% for TYG MRP Shares and may be adjusted upon a change in the credit rating of the TYG MRP Shares.

Payment of Dividends and Dividend Periods. Dividends on the TYG MRP Shares will be payable monthly. The Initial Dividend Period for the TYG MRP Shares commenced on, and included, the Original Issue Date and ended on May 31, 2012. Each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such TYG MRP Shares). Dividends will be paid on the first Business Day following the last day of the Dividend Period and upon redemption of the TYG MRP Shares (each payment date a “Dividend Payment Date”). Dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of TYG MRP Shares as their names shall appear on our books and records at the close of business on the 15th day of such monthly Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends payable on any TYG MRP Shares for any period of less than a full monthly Dividend Period, including upon any redemption of such shares on any redemption date other than on a Dividend Payment Date, will be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

Adjustment to Fixed Dividend Rate — Ratings. So long as TYG MRP Shares are rated on any date no less than “A” by Fitch, then the Dividend Rate will be equal to the Applicable Rate. If the highest credit rating assigned on any date to outstanding TYG MRP Shares by Fitch is equal to one of the ratings set forth in the table below, the Dividend Rate applicable to such outstanding TYG MRP Shares for such date will be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the Applicable Rate.

Dividend Rate Adjustment Schedule

Fitch Rating	Enhanced Dividend Amount
“A-”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
“BBB-”	1.50%
BB+ or lower	4.00%

We will at all times use our reasonable best efforts to cause at least one NRSRO to maintain a current rating on the outstanding TYG MRP Shares. If no NRSRO is rating outstanding TYG MRP Shares, the Dividend Rate applicable to the TYG MRP Shares for such date shall be a rate equal to the Applicable Rate plus 4.0%, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

The Board of Directors has the right to terminate the designation of Fitch as a rating agency for purposes of the TYG MRP Shares. In such event, any rating of Fitch, to the extent it would have been taken into account in any of the provisions of the TYG MRP Shares which are described in this Joint Proxy Statement/Prospectus or included in the Articles Supplementary, will be disregarded. If an NRSRO replaces any credit rating used in the determination of the Dividend Rate with a replacement credit rating, references to the replaced credit rating shall thereafter refer to the replacement credit rating. No adjustment to the Dividend Rate shall result in the Dividend Rate being less than the Applicable Rate.

Default Rate — Default Period. The Dividend Rate will be the Default Rate in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to TYG MRP Shares will commence on a date we fail to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (i) the full amount of any dividends on the TYG MRP Shares payable on the Dividend Payment Date (a “Dividend Default”) or (ii) the full amount of any redemption price payable on such Redemption Date (a “Redemption Default” and, together with a Dividend Default, hereinafter referred to as a “Default”).

Subject to the cure provisions in the next paragraph below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all accumulated but unpaid dividends (whether or not earned or declared) and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate. The “Default Rate” for any calendar day shall be equal to the Applicable Rate in effect on such day plus five percent (5%) per annum.

No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any redemption price due (if such default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the number of days comprising such period divided by 360.

Mechanics of Payment of Dividends. Not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date, we are required to deposit with the Paying Agent sufficient funds for the payment of dividends. We do not intend to establish any reserves for the payment of dividends. All amounts paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of TYG MRP Shares. Dividends will be paid by the Paying Agent to the holders of TYG MRP Shares as their names appear on our books and records at the close of business on the 15th day of any such Dividend Period. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of TYG MRP Shares as their names appear on our books and records on a date not exceeding 15 calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any TYG MRP Shares which may be in arrears. See “Default Rate — Default Period,” above.

Upon failure to pay dividends for two years or more, the holders of TYG MRP Shares will acquire certain additional voting rights. Such rights shall be the exclusive remedy of the holders of TYG MRP Shares upon any failure to pay dividends on TYG MRP Shares.

Redemption

Term Redemption. We are required to provide for the mandatory redemption of all of the TYG MRP Shares on May 1, 2018 (the “Term Redemption Date”), at a redemption price equal to the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the Term Redemption Date (the “Redemption Price”).

Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, we may, at our option, redeem TYG MRP Shares, in whole or in part, out of funds legally available therefor, at any time and from time to time upon not more than 40 calendar days’ prior notice. This optional redemption is not available during the Initial Dividend Period and is limited during the first year the TYG MRP Shares are outstanding to situations in which the TYG MRP Shares Asset Coverage is greater than 225%, but less than 235% for any five Business Days within a ten-Business Day period. The optional redemption price per MRP Share shall be equal to the liquidation preference per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for redemption, plus $0.20 per share if redeemed any time on or prior to May 1, 2013, or the applicable Optional Redemption Premium per share (as calculated below) if redeemed any time after May 1, 2013. The “Optional Redemption Premium” with respect to each MRP Share will be an amount equal to:

•	if the optional redemption occurs after May 1, 2013 and on or prior to May 1, 2014, $0.10 per share;

•	if the optional redemption occurs after May 1, 2014 and on or prior to May 1, 2015, $0.05 per share; or

•	if the optional redemption occurs after May 1, 2015 and prior to the Term Redemption Date, $0.00 per share.

If fewer than all of the outstanding TYG MRP Shares are to be redeemed in an optional redemption, we shall allocate the number of shares required to be redeemed pro rata among the Holders of TYG MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable.

We shall not effect any optional redemption unless on the date of such notice and on the date fixed for the redemption, (i) we have available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of TYG MRP Shares by reason of the redemption of TYG MRP Shares on such date fixed for the redemption, and (ii) we would satisfy the TYG MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement immediately subsequent to such redemption, if such redemption were to occur on such date.

We also reserve the right to repurchase TYG MRP Shares in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the TYG MRP Shares, but we are under no obligation to do so.

Mandatory Redemption. If, while any TYG MRP Shares are outstanding, we fail to satisfy the TYG MRP Shares Asset Coverage, TYG MRP Shares Basic Maintenance Amount or Effective Leverage Ratio Requirement as of the close of business on the last Business Day of any week, and such failure is not cured as of the close of business on the date that is 30 days after such Business Day (a “Cure Date”), the TYG MRP Shares will be subject to mandatory redemption out of funds legally available therefor at the Redemption Price. Note that we have agreed, while the TYG MRP Shares are outstanding, to maintain asset coverage of at least 225% instead of 200%.

The number of TYG MRP Shares to be redeemed under these circumstances will be equal to the minimum number of TYG MRP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would result in our satisfying the TYG MRP Shares Asset Coverage, TYG MRP Shares Basic Maintenance Amount or Effective Leverage Ratio Requirement, as the case may be, in each case as of the relevant Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all TYG MRP Shares then outstanding will be redeemed).

We shall allocate the number of shares required to be redeemed to satisfy the TYG MRP Shares Asset Coverage, TYG MRP Shares Basic Maintenance Amount or the Effective Leverage Ratio Requirement, as the case may be, pro rata among the Holders of TYG MRP Shares in proportion to the number of shares they hold, by lot or by such other method as we shall deem fair and equitable, subject to any mandatory redemption provisions.

We are required to effect such a mandatory redemption not later than 30 days after the Cure Date, (the “Mandatory Redemption Date”), except that if we do not have funds legally available for the redemption of, or are not otherwise legally permitted to redeem, all of the required number of TYG MRP Shares of a series that are subject to mandatory redemption, or we otherwise are unable to effect such redemption on or prior to such Mandatory Redemption Date, we will redeem those TYG MRP Shares on the earliest practicable date on which we will have such funds available, upon notice to record owners of TYG MRP Shares to be redeemed and the Paying Agent. Our ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, we will file a notice of our intention to redeem any TYG MRP Shares with the SEC so as to provide at least the minimum notice required by such rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date).

We shall deliver a notice of redemption to the Paying Agent and the Holders of TYG MRP Shares to be redeemed not more than 40 days prior to the applicable redemption date (“Notice of Redemption”). The Notice of Redemption will be addressed to the registered owners of the TYG MRP Shares at their addresses appearing on our books or records. Such notice will set forth (1) the redemption date, (2) the number and identity of TYG MRP Shares to be redeemed, (3) the redemption price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the TYG MRP Shares to be redeemed will cease to accumulate on such redemption date, and (5) the provision under the Articles Supplementary by which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

If less than all of the TYG MRP Shares are redeemed on any date, the TYG MRP Shares per Holder to be redeemed on such date will be selected by us on a pro rata basis in proportion to the number of TYG MRP Shares held by such Holder, by lot or by such other method as is determined by us to be fair and equitable.

If Notice of Redemption has been given, then upon the deposit with the Paying Agent of Deposit Securities sufficient to effect such redemption, dividends on such TYG MRP Shares will cease to accumulate and such TYG MRP Shares will be no longer deemed to be outstanding for any purpose and all rights of the Holders of the TYG MRP Shares so called for redemption will cease and terminate, except the right of the Holders of such TYG MRP Shares to receive the redemption price, but without any interest or additional amount. Upon written request, we shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the TYG MRP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of TYG MRP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to us upon our request. Subsequent to such payment, Holders of TYG MRP Shares called for redemption may look only to us for payment.

So long as any TYG MRP Shares are held of record by the nominee of the Securities Depository, the redemption price for such TYG MRP Shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository’s normal procedures provide for it to distribute the amount of the redemption price to its agent members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

Notwithstanding the provisions for redemption described above, no TYG MRP Shares may be redeemed unless all dividends in arrears on the outstanding TYG MRP Shares, and any of our shares ranking on parity with the TYG MRP Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with our liquidation, in which case all TYG MRP Shares and all shares ranking on parity with the TYG MRP Shares must receive proportionate amounts. At any time we may purchase or acquire all of the outstanding TYG MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding TYG MRP Shares of the same series.

Except for the provisions described above, nothing contained in the Articles Supplementary limits any legal right of ours to purchase or otherwise acquire any TYG MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any TYG MRP Shares for which Notice of Redemption has been given and we are in compliance with the TYG MRP Shares Asset Coverage, TYG MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement after giving effect to such purchase or acquisition on the date thereof. Any TYG MRP Shares purchased, redeemed or otherwise acquired by us shall be returned to the status of authorized but unissued shares. If less than all outstanding TYG MRP Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Paying Agent, in accordance with the procedures agreed upon by the Board of Directors.

Term Redemption Liquidity Account. On or prior to December 31, 2017 ( the “Liquidity Account Initial Date”), we will cause the custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from our other assets (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by us rated not less than A3 by Moody’s or A – by Fitch or an equivalent rating by any other NRSRO (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such TYG MRP Shares. The “Term Redemption Amount” for TYG MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date, based on the number of TYG MRP Shares then outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for TYG MRP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then we will cause the custodian to take all such necessary actions, including segregating our assets as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day.

We may instruct the custodian on any date to release any Liquidity Account Investments from segregation with respect to the TYG MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to 110% of the Term Redemption Amount. We will cause the custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by us, in our discretion, towards payment of the Redemption Price. Upon the deposit by us with the Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the TYG MRP Shares on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

Debt Securities

General. Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act. We may issue debt securities, including additional Tortoise Notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes, will rank senior to the preferred stock and the common stock.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 331/3% of our total assets. So long as Tortoise Notes are outstanding, additional debt securities must rank on a parity with Tortoise Notes with respect to the payment of interest and upon the distribution of our assets. A prospectus or related prospectus supplement will include specific terms relating to any offering of Tortoise Notes. Subject to the limitations of the 1940 Act, we may issue debt securities, in which case the details on how to buy and sell such debt securities, along with other terms of such debt securities, will be described in a prospectus or related prospectus supplement. The terms to be stated in a prospectus or related prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any events of default or covenants;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds, and/or retirement;

•	the trustees, transfer agent, paying agents or security registrar; and

•	any other terms of the securities.

Interest. For debt securities, the prospectus or related prospectus supplement will describe the interest payment provisions relating to those debt securities. Interest on debt securities shall be payable when due as described in the prospectus or related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring distributions and making other distributions with respect to our common stock and preferred stock.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We currently are subject to certain restrictions imposed by guidelines of one or more rating agencies that have issued ratings for outstanding Tortoise Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies. Unless stated otherwise in the prospectus or related prospectus supplement, it is anticipated that any one of the following events will constitute an “event of default” for that series:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•	default in the performance, or breach, of any covenant or warranty of ours in any document governing the Tortoise Notes, and continuance of such default or breach for a period of 90 days after written notice has been given to us;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are generally not entitled to receive notice of such a default. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then

(after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or distributions from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including the Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the documents governing the Tortoise Notes relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market. The details on how to buy and sell our debt securities, along with other terms of such debt securities, will be described in a prospectus or related prospectus or prospectus supplement. We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the prospectus or related prospectus supplement, debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with a custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

We may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes. We may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the appropriate party in writing that we elect to cause the issuance of notes in definitive form; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

The holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take.

CERTAIN PROVISIONS IN EACH FUND’S CHARTER AND BYLAWS

The following description of certain provisions of the Charter and Bylaws of each Fund is only a summary. The Charter and Bylaws of each Fund include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing it to engage in certain transactions or modifying its structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of a Fund. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Classification of the Board of Directors; Election of Directors

The Charter of each Fund provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than the minimum number required by the Maryland General Corporation Law, which is one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to each Fund’s Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in 2014 for the TYG Class I and TYY and TYN Class III directors, 2015 for TYG Class II and TYY and TYN Class I directors and 2016 for TYG Class III and TYY and TYN Class II directors, respectively, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the strategies and policies determined by the Board of Directors.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.

Removal of Directors

The Charter of each Fund provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the exclusive power of the Board of Directors to fill vacant directorships, may preclude stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Charter of each Fund generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter of each Fund also provides that certain Charter amendments and any proposal for conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of a Fund’s continuing directors (in addition to the approval by the Fund’s Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in each Fund’s Charter as the directors named in the Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

The Charter and Bylaws of each Fund provide that its Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of its Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws of each Fund provide that, with respect to an annual meeting of stockholders, nominations of persons for election to its Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of its Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to a Fund’s Board of Directors at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) provided that its Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

ADDITIONAL INFORMATION ABOUT SHARES OF COMMON STOCK OF THE FUNDS

Purchase and Sale

Investors typically purchase and sell shares of common stock of TYG through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors in TYG may purchase or sell shares of common stock through privately negotiated transactions with existing stockholders. Shares of common stock of TYY and TYN are listed on the NYSE under the ticker symbols “TYY” and “TYN”, respectively.

Common Stock Price Data

The following table lists the high and low sales prices for the common stock of each Fund, as reported on the New York Stock Exchange, and the closing sales price as a percentage of NAV for its two previous fiscal years. On February 28, 2014, the closing sales price of each Fund’s common stock on the New York Stock Exchange was $44.65 per share for TYG, $32.39 per share for TYY and $28.44 per share for TYN.

		Sales Price		High Sales	Low Sales
Quarter Ended	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)
Fiscal Year Ended November 30, 2012
First Quarter
TYG	$36.94	$43.04	$37.86	16.5%	2.5%
TYY	$28.09	$29.25	$26.28	4.1%	-6.4%
TYN	$26.64	$26.86	$23.46	0.8%	-11.9%
Second Quarter
TYG	$32.49	$42.56	$37.36	31.0%	15.0%
TYY	$24.68	$29.44	$24.81	19.3%	0.5%
TYN	$23.77	$27.39	$24.04	15.2%	1.1%
Third Quarter
TYG	$35.70	$41.70	$37.10	16.8%	3.9%
TYY	$27.01	$28.17	$23.97	4.3%	-11.3%
TYN	$25.54	$26.15	$23.00	2.4%	-9.9%
Fourth Quarter
TYG	$36.06	$41.79	$38.84	15.9%	7.7%
TYY	$27.23	$29.69	$26.21	9.0%	-3.7%
TYN	$25.51	$26.75	$23.54	4.9%	-7.7%
Fiscal Year Ended November 30, 2013
First Quarter
TYG	$39.54	$47.25	$37.13	19.5%	-6.1%
TYY	$29.89	$32.92	$27.48	10.1%	-8.1%
TYN	$27.26	$28.89	$24.66	6.0%	-9.5%
Second Quarter
TYG	$40.98	$50.10	$44.30	22.3%	8.1%
TYY	$30.99	$35.02	$31.40	13.0%	1.3%
TYN	$27.82	$33.35	$27.32	19.9%	-1.8%
Third Quarter
TYG	$41.41	$47.25	$42.05	14.1%	1.5%
TYY	$31.35	$35.64	$31.24	13.7%	-0.4%
TYN	$28.01	$31.65	$27.72	13.0%	-1.0%
Fourth Quarter
TYG	$43.36	$49.80	$42.13	14.9%	-2.8%
TYY	$32.67	$34.34	$30.26	5.1%	-7.4%
TYN	$28.93	$29.13	$26.15	0.7%	-9.6%

(1)	NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by NAV.

As of February 28, 2014, the NAV per share of common stock of TYG was $44.41 and the market price per share of common stock of TYG was $44.65, representing a premium to NAV of approximately 0.5%. As of February 28, 2014, the NAV per share of common stock of TYY was $33.47 and the market price per share of common stock of TYY was $32.39, representing a discount to NAV of approximately 3.2%. As of February 28, 2014, the NAV per share of common stock of TYN was $29.52 and the market price per share of common stock of TYN was $28.44, representing a discount to NAV of approximately 3.7%.

Shares of common stock of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether the Combined Fund will trade at a premium or discount to net asset value following the Mergers, or what the extent of any such premium or discount may be. See “Risk Factors and Special Considerations – General Risks Associated with an Investment in a Closed-End Fund – Market Discount Risk.”

Performance Information

The performance table below illustrates the past performance of an investment in each Fund by setting forth the average total returns for the Funds. A Fund’s past performance does not necessarily indicate how such Fund will perform in the future.

Average Annual Total Returns as of November 30, 2013

	Based on Net Asset Value					Based on Market Price
	1 Year	3 Years	5 Years	10 Years	Inception(a)	1 Year	3 Years	5 Years	10 Years	Inception(a)
TYG(b)	26.63%	16.05%	28.29%	N/A	13.65%	33.77%	17.65%	32.26%	N/A	14.66%
TYY(b)	26.55%	15.57%	28.84%	N/A	10.92%	21.98%	11.97%	32.95%	N/A	10.40%
TYN(b)	20.09%	12.29%	30.41%	N/A	9.58%	15.62%	10.33%	32.97%	N/A	8.21%

(a)	TYG, TYY and TYN commenced investment operations on February 27, 2004, May 31, 2005 and October 31, 2005, respectively.
(b)	Total investment return is calculated assuming a purchase of common stock at NAV or the closing price at the beginning of the period reported and a sale at the ending NAV or closing price at November 30, 2013 (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to each Fund’s dividend reinvestment plan.

FINANCIAL HIGHLIGHTS

Tortoise Energy Infrastructure Corporation

The following schedule presents financial highlights for TYG throughout the periods indicated. Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows TYG’s per common share operating performance. The yearly information in this table is derived from TYG’s financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in TYG’s 2013 Annual Report and is incorporated by reference into the Merger Statement of Additional information, both of which are available from TYG upon request.

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009
Per Common Share Data (1)
Net Asset Value, beginning of year	$36.06	$33.37	$32.91	$25.53	$17.36
Income from Investment Operations
Net investment loss (2)	(0.73)	(0.64)	(0.77)	(0.66)	(0.16)
Net realized and unrealized gains on investments and interest rate swap contracts (2)	10.27	5.51	3.35	10.10	10.65

Total income from investment operations	9.54	4.87	2.58	9.44	10.49

Distributions to Auction Preferred Stockholders
Return of capital	—	—	—	(0.01)	(0.19)

Distributions to Common Stockholders
Return of capital	(2.29)	(2.25)	(2.20)	(2.16)	(2.16)

Capital Stock Transactions
Premiums less underwriting discounts and offering costs on issuance of common stock (3)	0.05	0.07	0.08	0.11	0.03

Net Asset Value, end of year	$43.36	$36.06	$33.37	$32.91	$25.53

Per common share market value, end of year	$49.76	$39.17	$39.35	$36.25	$29.50
Total Investment Return Based on Market Value (4)	33.77%	5.62%	15.25%	31.58%	88.85%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$1,245,761	$1,020,421	$925,419	$890,879	$613,601
Average Net Assets (000’s)	$1,167,339	$989,745	$912,567	$782,541	$500,661
Ratio of Expenses to Average Net Assets
Advisory fees	1.61%	1.60%	1.57%	1.53%	1.54%
Other operating expenses	0.12	0.13	0.16	0.21	0.26
Fee waiver(5)	(0.00)	(0.01)	(0.01)	—	(0.03)

Subtotal	1.73	1.72	1.72	1.74	1.77

Leverage expenses (6)	1.59	1.67	1.75	2.11	2.54
Income tax expense (7)	14.05	8.37	4.63	17.89	29.98

Total expenses	17.37%	11.76%	8.10%	21.74%	34.29%

Ratio of net investment loss to average net assets before fee waiver (6)	(1.78)%	(1.82)%	(2.32)%	(2.23)%	(0.97)%
Ratio of net investment loss to average net assets after fee waiver (6)	(1.78)%	(1.81)%	(2.31)%	(2.23)%	(0.94)%
Portfolio turnover rate	13.40%	12.86%	17.70%	10.26%	17.69%
Short-term borrowings, end of year (000’s)	$27,600	$63,400	$47,900	$38,200	$10,400
Long-term debt obligations, end of year (000’s)	$300,000	$194,975	$194,975	$169,975	$170,000
Preferred stock, end of year (000’s)	$80,000	$73,000	$73,000	$73,000	$70,000
Per common share amount of long-term debt obligations outstanding, end of year	$10.44	$6.89	$7.03	$6.28	$7.07
Per common share amount of net assets, excluding long-term debt obligations, end of year	$53.80	$42.95	$40.40	$39.19	$32.60

Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings (8)	$5,047	$5,232	$5,111	$5,630	$4,789
Asset coverage ratio of long-term debt obligations and short-term borrowings (8)	505%	523%	511%	563%	479%
Asset coverage, per $25,000 liquidation value per share of auction preferred stock (9)	—	—	—	—	$86,262
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock (9)	$41	$41	$39	$42	—
Asset coverage ratio of preferred stock (9)	406%	408%	393%	417%	345%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2012, 2011, 2010, and 2009 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011. Represents the premium on the shelf offerings of $0.25 per share, less the underwriting and offering costs of $0.14 per share for the year ended November 30, 2010. Represents the premium on the shelf offerings of $0.05 per share, less the underwriting and offering costs of $0.02 per share for the year ended November 30, 2009.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Less than 0.01% for the year ended November 30, 2013.
(6)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(7)	For the year ended November 30, 2013, the Fund accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, the Fund accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, the Fund accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense. For the year ended November 30, 2010, the Fund accrued $984,330 for current income tax expense and $139,019,876 for net deferred income tax expense. For the year ended November 30, 2009, the Fund accrued $230,529 for net current income tax benefit and $150,343,906 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations and short-term borrowings outstanding at the end of the year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the year.

Tortoise Energy Capital Corporation

The following schedule presents financial highlights for TYY throughout the periods indicated. Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows TYY’s per common share operating performance. The yearly information in this table is derived from TYY’s financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in TYY’s 2013 Annual Report and is incorporated by reference into the Merger Statement of Additional information, both of which are available from TYY upon request.

	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2009
Per Common Share Data (1)
Net Asset Value, beginning of year	$27.23	$25.54	$25.27	$19.90	$12.85
Income from Investment Operations
Net investment loss (2)	(0.48)	(0.58)	(0.75)	(0.60)	(0.20)
Net realized and unrealized gains on investments and interest rate swap contracts (2)	7.61	3.93	2.64	7.50	8.88

Total income from investment operations	7.13	3.35	1.89	6.90	8.68

Distributions to Auction Preferred Shareholders
Return of capital	—	—	—	—	(0.04)

Distributions to Common Stockholders
Return of capital	(1.70)	(1.66)	(1.62)	(1.60)	(1.60)

Capital Stock Transactions
Premiums less underwriting discounts and offering costs on issuance of common stock (3)	0.01	(0.00)	0.00	0.07	0.01

Net Asset Value, end of year	$32.67	$27.23	$25.54	$25.27	$19.90

Per common share market value, end of year	$33.04	$28.57	$26.21	$27.06	$22.38
Total Investment Return Based on Market Value (4)	21.98%	15.92%	3.10%	29.31%	120.32%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$655,694	$540,491	$500,129	$488,835	$356,015
Average net assets (000’s)	$619,581	$527,912	$495,831	$435,781	$289,712
Ratio of Expenses to Average Net Assets
Advisory fees	1.57%	1.54%	1.51%	1.46%	1.51%
Other operating expenses	0.17	0.18	0.22	0.26	0.38
Fee waiver (5)	(0.01)	(0.00)	(0.00)	—	—

Subtotal	1.73	1.72	1.73	1.72	1.89

Leverage expenses (6)	1.30	1.93	2.20	2.23	2.02
Income tax expense (7)	13.50	7.63	4.74	17.59	22.42

Total expenses	16.53%	11.28%	8.67%	21.54%	26.33%

Ratio of net investment loss to average net assets before fee waiver (6)	(1.56)%	(2.15)%	(2.93)%	(2.65)%	(1.53)%
Ratio of net investment loss to average net assets after fee waiver (6)	(1.55)%	(2.15)%	(2.92)%	(2.65)%	(1.53)%
Portfolio turnover rate	12.26%	17.90%	19.37%	12.92%	14.86%
Short-term borrowings, end of year (000’s)	$2,200	$17,700	$12,900	$7,400	$14,600
Long-term debt obligations, end of year (000’s)	$159,400	$104,100	$104,100	$90,000	$90,000
Preferred stock, end of year (000’s)	$50,000	$50,000	$50,000	$65,000	$60,000

Per common share amount of long-term debt obligations outstanding, end of year	$7.94	$5.25	$5.32	$4.65	$5.03
Per common share amount of net assets, excluding long-term debt obligations, end of year	$40.61	$32.48	$30.86	$29.92	$24.93
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings (8)	$5,367	$5,848	$5,702	$6,686	$4,977
Asset coverage ratio of long-term debt obligations and short-term borrowings (8)	537%	585%	570%	669%	498%
Asset coverage, per $10 liquidation value per share of mandatory redeemable preferred stock (9)	$41	$41	$40	$40	$32
Asset coverage ratio of preferred stock (9)	410%	415%	399%	401%	316%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2012, 2011, 2010, 2009, and 2008 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premiums on the shelf offerings of $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2013. Represents the premiums on the shelf offering of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2012. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the year ended November 30, 2011. Represents the premiums on the shelf offerings of $0.10 per share, less the underwriting discount and offering costs of $0.03 per share for the year ended November 30, 2010. Represents the premiums on the shelf offerings of $0.02 per share, less the underwriting discount and offering costs of $0.01 per share for the year ended November 30, 2009. Amount is less than $0.01 for the years ended November 30, 2012 and 2011.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Less than 0.01% for the years ended November 30, 2012 and 2011.
(6)	The expense ratios and net investment loss ratios do not reflect the effect of distributions to auction preferred stockholders.
(7)	For the year ended November 30, 2013, the Fund accrued $4,656,348 for net current income tax expense and $78,991,960 for net deferred income tax expense. For the year ended November 30, 2012, the Fund accrued $156,831 for net current income tax expense and $40,105,889 for net deferred income tax expense. For the year ended November 30, 2011, the Fund accrued $490,272 for current income tax expense and $23,004,007 for net deferred income tax expense. For the year ended November 30, 2010, the Fund accrued $409,606 for net current income tax expense and $76,240,282 for net deferred income tax expense. For the year ended November 30, 2009, the Fund accrued $302,906 for net current income tax benefit and $65,242,595 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations and short-term borrowings outstanding at the end of the year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the year.

Tortoise North American Energy Corporation

The following schedule presents financial highlights for TYN throughout the periods indicated. Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows TYN’s per common share operating performance. The yearly information in this table is derived from TYN’s financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in TYN’s 2013 Annual Report and is incorporated by reference into the Merger Statement of Additional information, both of which are available from TYN upon request.

	Year ended November 30, 2013	Year ended November 30, 2012	Year ended November 30, 2011	Year ended November 30, 2010	Year ended November 30, 2009
Per Common Share Data (1)
Net Asset Value, beginning of year	$25.51	$24.77	$24.51	$20.22	$10.78
Income from Investment Operations
Net investment income (loss) (2)	(0.29)	(0.23)	(0.12)	(0.09)	0.25
Net realized and unrealized gains on investments and interest rate swap contracts (2)	5.31	2.53	1.89	5.86	10.67

Total income from investment operations	5.02	2.30	1.77	5.77	10.92

Distributions to Common Stockholders
Return of capital	(1.60)	(1.56)	(1.51)	(1.48)	(1.48)

Net Asset Value, end of year	$28.93	$25.51	$24.77	$24.51	$20.22

Per common share market value, end of year	$27.36	$25.06	$24.05	$24.44	$19.49
Total Investment Return Based on Market Value (3)	15.62%	10.87%	4.77%	33.62%	131.66%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$182,746	$160,717	$155,942	$154,289	$126,609
Average net assets (000’s)	$176,118	$160,825	$157,410	$141,986	$80,041
Ratio of Expenses to Average Net Assets
Advisory fees	1.42%	1.36%	1.28%	1.19%	1.13%
Other operating expenses	0.28	0.31	0.32	0.38	1.01
Fee waiver	—	(0.01)	(0.07)	(0.12)	(0.12)

Subtotal	1.70	1.66	1.53	1.45	2.02

Leverage expenses	0.22	0.24	0.47	0.75	1.17
Income tax expense (benefit) (4)	9.52	5.31	4.30	13.10	(4.70)

Total expenses	11.44%	7.21%	6.30%	15.30%	(1.51)%

Ratio of net investment income (loss) to average net assets before fee waiver	(1.04)%	(0.90)%	(0.54)%	(0.50)%	1.82%
Ratio of net investment income (loss) to average net assets after fee waiver	(1.04)%	(0.89)%	(0.47)%	(0.38)%	1.94%
Portfolio turnover rate	15.65%	22.37%	27.34%	27.89%	41.90%
Short-term borrowings, end of year (000’s)	$38,600	$34,800	$31,300	$10,400	$5,900
Long-term debt obligations, end of year (000’s)	—	—	—	$15,000	$15,000
Per common share amount of long-term debt obligations outstanding, end of year	—	—	—	$2.38	$2.40
Per common share amount of net assets, excluding long-term debt obligations, end of year	$28.93	$25.51	$24.77	$26.89	$22.61
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings (5)	$5,734	$5,618	$5,982	$7,074	$7,058
Asset coverage ratio of long-term debt obligations and short-term borrowings (5)	573%	562%	598%	707%	706%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2012, 2011, 2010, and 2009 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2E to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	For the year ended November 30, 2013, the Fund accrued $16,769,675 for net deferred income tax expense. For the year ended November 30, 2012, the Fund accrued $13,102 for current income tax expense and $8,530,007 for net deferred income tax expense. For the year ended November 30, 2011, the Fund accrued $44,786 for current and foreign tax expense and $6,732,194 for net deferred income tax expense. For the year ended November 30, 2010, the Fund accrued $39,097 for current and foreign tax expense and $18,559,864 for net deferred income tax expense. For the year ended November 30, 2009, the Fund accrued $28,837 for current and foreign tax benefit and $3,732,366 for net deferred income tax benefit, which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Fund converted to a taxable corporation.
(5)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the year divided by long-term debt obligations and short-term borrowings outstanding at the end of the year.

INFORMATION ABOUT THE MERGERS

Under the Merger Agreements, a form of which is attached as Appendix A hereto, TYY and TYN will be merged with and into TYG in accordance with the Maryland General Corporation Law. TYY’s and TYN’s assets and liabilities will be combined with the assets and liabilities of TYG and stockholders of TYY and TYN will become stockholders of TYG. As a result of the TYY Merger, each share of common stock of TYY will convert into newly-issued TYG Common Shares and as a result of the TYN Merger, each share of common stock of TYN will convert into newly-issued TYG Common Shares. The aggregate NAV of TYG Common Shares received by TYY and TYN common stockholders in the Mergers will equal the aggregate NAV of common stock held by them on the business day prior to closing of the Mergers, less the costs of the Mergers attributable to their common shares (although common stockholders will receive cash for their fractional shares of common stock). TYY and TYN will cease their separate existence under Maryland law and terminate their registration under the 1940 Act. TYG will continue to operate after the Mergers as a registered, non-diversified, closed-end management investment company with the investment objectives and policies described in the this Joint Proxy Statement/Prospectus.

As a result of the TYY Merger each TYY MRP Share will convert into newly-issued TYG MRP Shares having identical terms as the TYY MRP Shares immediately prior to the closing of the TYY Merger. The aggregate liquidation preference of the TYG MRP Shares received in the TYY Merger will equal the aggregate liquidation preference of the TYY MRP Shares held immediately prior to the closing of the TYY Merger. The TYG MRP Shares to be issued in the TYY Merger will have equal priority with TYG’s existing outstanding preferred shares as to the payment of dividends and the distribution of assets in the event of TYG’s liquidation. In addition, the preferred shares of TYG, including the TYG MRP Shares to be issued in connection with the TYY Merger, will be senior in priority to TYG’s common shares as to payment of dividends and the distribution of assets in the event of TYG’s liquidation.

The actual number of TYG Common Shares received by stockholders of TYY and TYN will be determined by dividing the TYY and TYN NAV per share, as applicable, as of the business day prior to the Mergers by the TYG NAV per share as of the business day prior to the Mergers (less in each case, the Merger costs for both Funds), rounded down in the event of fractional shares. No fractional TYG Common Shares will be issued in the Mergers. Instead, TYY and TYN stockholders will receive cash in an amount equal to the NAV of the fractional TYG Common Shares that stockholders would otherwise have received in the Mergers. Although the TYG Common Shares received in the Mergers will have the same total net asset value as the TYY and TYN common shares held immediately prior to the Mergers, less TYY and TYN’s share of the Merger costs (disregarding fractional shares), their price on the NYSE may be greater or less than that of TYY and TYN.

Since TYG Common Shares will be issued at NAV in exchange for the net assets of TYY and TYN (less the expenses of the Mergers attributed to TYY and TYN) having a value equal to the aggregate NAV of those TYG Common Shares, the NAV per share of TYG Common Shares should remain virtually unchanged immediately following the Mergers, except for its share of the costs of the Mergers. Thus, the Mergers should result in no dilution of NAV of TYG Common Shares, other than to reflect the costs of the Mergers. However, as a result of the Mergers, a common stockholder of all Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to stockholders of TYY and TYN in connection with their receipt of TYG Common Shares in the Mergers. The price of TYG’s shares may fluctuate following the Mergers as a result of market conditions or other factors.

The Mergers are intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by TYY and TYN or their stockholders upon the closing of the Mergers. However, TYY and TYN stockholders may recognize gain or loss with respect to cash they receive pursuant to the Mergers in lieu of fractional TYG shares.

If the Mergers qualify as tax-free as intended, the aggregate basis of stockholders of TYY and TYN in the TYG Common Shares received in the Mergers should be the same as the aggregate basis previously held in TYY and TYN shares, respectively, less the basis in any fractional TYG Common Shares for which the TYY and TYN stockholder receives cash. See “Proposal 1: Mergers – Terms of the Agreement and Plan of Merger” and “Proposal 1: Mergers – Material U.S. Federal Income Tax Consequences of the Mergers” for additional information.

TERMS OF THE AGREEMENT AND PLAN OF MERGER

The TYY Merger Agreement and the TYN Merger Agreement are entirely the same, other than the name of the Fund being merged into TYG and that TYY MRP Shares are being exchanged for TYG MRP Shares in the TYY Merger. The following is a summary of the material terms and conditions of the Merger Agreements. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A hereto. Under the Merger Agreements, TYY and TYN will merge with and into TYG on the date of the Mergers (the “Closing Date”). As a result of the Mergers and on the Closing Date:

•	TYY and TYN will each no longer exist, and

•	TYG will be the surviving corporation

TYY and TYN will each then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its common shares (and preferred shares in the case of TYY) from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each outstanding TYY and TYN common share will be converted into a number of full TYG Common Shares, based on the net asset value per share of each of Fund at 4:00 p.m. Eastern Time on the business day prior to the Closing Date. No fractional TYG Common Shares will be issued to the holders of TYY or TYN common shares. In lieu thereof, TYG will pay cash to each former holder of TYY and TYN common shares in an amount equal to the value of the fractional TYG Common Shares that the investor would otherwise have received in the Mergers. Each TYY MRP Share will convert into newly-issued TYG MRP Shares having identical terms as the TYY MRP Shares.

No sales charge or fee of any kind will be charged to holders of TYY or TYN common shares in connection with their receipt of TYG Common Shares in the Mergers.

From and after the Closing Date, assuming both the TYY Merger and the TYN Merger are approved along with the issuance of additional TYG Common Shares in connection therewith, TYG will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of TYY and TYN, all as provided under Maryland law.

Under Maryland law, stockholders of the Funds are not entitled to dissenters’ rights in connection with the Merger. However, any holder of any Fund’s common shares may sell his or her shares on the NYSE at any time prior to the Mergers.

The Merger Agreements may be terminated and the Mergers may be abandoned, whether before or after approval by stockholders, at any time prior to the Closing Date by resolution of either applicable Fund’s Board of Directors, if circumstances should develop that, in the opinion of that Board, make proceeding with the applicable Merger inadvisable with respect to the Funds involved.

The Merger Agreements provide that either Fund party thereto may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Mergers be approved by stockholders of the Funds; and (b) the Funds receive the opinion of Husch Blackwell LLP that the transactions contemplated by the relevant Merger Agreement will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board of Directors, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Merger Agreements, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund party thereto and the members of the Board of Directors and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Merger Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board of Directors or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s common shares will not be diluted as a result of the relevant Merger and that participation in the Merger is in the best interests of that Fund. All costs of the Mergers relating to each Fund will be borne by that Fund. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Merger. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common or preferred stock of TYY or common stock of TYN as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws.

The federal income tax consequences with respect to a Merger will be dependent upon the particular facts in existence prior to and at the time of such Merger. In addition, the application of certain aspects of the federal income tax law to the proposed Merger is unclear and subject to alternative interpretations.

The parties believe that each Merger will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. It may, however, be treated as a taxable transaction in which TYG, TYY or TYN is deemed to have sold all of their respective assets for federal income tax purposes and the TYG, TYY or TYN stockholders are deemed to have exchanged their respective stock in a taxable sale.

Requirements to Qualify as a Tax-Free Reorganization. Under Code Section 368(a)(1)(A), a statutory merger of one or more corporations into the acquiring corporation generally qualifies as a tax-free reorganization. In addition to the statutory requirements, the transaction needs to satisfy the continuity of proprietary interest, continuity of business enterprise, and business purpose requirements, all of which should be satisfied in the contemplated Mergers.

Even if a transaction would satisfy the general requirements for a tax-free reorganization, the Code provides that an otherwise qualifying reorganization involving an investment company will not qualify as a tax-free reorganization with respect to any such investment company (and its shareholders) unless the investment company was immediately before the transaction a regulated investment company (“RIC”), a real estate investment trust (“REIT”), or a corporation that meets the diversified investment requirements of Code Section 368(a)(2)(F)(ii). For these purposes, an investment company is defined to include a RIC, a REIT and a corporation in which 50% or more of the value of its total assets are stock and securities and 80% or more of its total assets are held for investment. Under such test, TYG, TYY and TYN are each an investment company. An investment company is treated as diversified if it is (i) a RIC, (ii) a REIT or (iii) an investment company in which not more than (y) 25% of its assets are in the stock or securities of one issuer and (z) 50% of its assets are invested in stock or securities of 5 or fewer issuers (the “asset diversification test”). Code Section 368(a)(2)(F)(iv) provides that “under Regulations as prescribed by the Secretary” assets acquired for purposes of satisfying the asset diversification test are excluded in applying the asset diversification test. However, the Treasury Department has never issued any final regulations, although proposed regulations were issued in 1981 and withdrawn in 1998. Conflicting case law exists as to whether statutory provisions such as Code Section 368(a)(2)(F)(iv) are self-executing in absence of required regulations.

Under the former proposed regulations, assets acquired for an “impermissible purpose” are excluded. The impermissible purpose need not be the sole purpose. The former proposed regulations generally presumed that assets acquired within one year of the investment company failing to be diversified were acquired for an impermissible purpose. This presumption could be overcome by clear and convincing evidence. The former proposed regulations provided for certain safe harbors, none of which would have any application to the proposed Mergers. The legislative history underlying the enactment of this provision indicated that this rule is not intended to affect a situation in which a corporation purchases or acquires portfolio stock or securities in the ordinary course of its activities.

The current portfolios of each of TYG, TYY and TYN satisfies the asset diversification test and it is anticipated that each such portfolios will continue to satisfy the asset diversification test (as interpreted by the IRS in the former proposed regulations) through the proposed Merger. Thus, although intended to qualify as a tax-free reorganization, the Mergers may or may not qualify as such as to TYG, TYY or TYN. The Companies will make their determination as of the time of the Mergers, although that determination may be subject to challenge by the IRS.

Federal Income Tax Consequence if the Transaction Qualifies as a Tax-Free Reorganization. If the Mergers qualify as tax-free reorganizations as to TYG, TYY and TYN within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of each Merger can be summarized as follows:

•	No gain or loss will be recognized by TYG, TYY or TYN upon the Merger.

•	No gain or loss will be recognized by a stockholder of TYY or TYN who exchanges all of his TYY or TYN shares of common or preferred stock solely for TYG Common Shares or TYG MRP Shares pursuant to the Mergers (except with respect to cash received in lieu of a fractional TYG Common Share, as discussed below).

•	The aggregate tax basis of TYG Common Shares and TYG MRP Shares, received by a stockholder of TYY or TYN pursuant to a Merger will be the same as the aggregate tax basis of the shares of common or preferred stock of TYY or TYN shares of stock surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

•	The holding period of TYG Common Shares and TYG MRP Shares, received by a stockholder of TYY or TYN pursuant to the Mergers will include the holding period of TYY or TYN shares of stock surrendered in exchange therefor.

•	A stockholder of TYY or TYN that receives cash in lieu of a fractional TYG Common Shares pursuant to the Mergers will recognize capital gain or loss with respect to the fractional share of common stock in an amount equal to the difference between the amount of cash received for the fractional TYG Common Share and the portion of such stockholder’s tax basis in its TYY or TYN shares of common stock that is allocable to the fractional share of common stock. The capital gain or loss will be long-term if the holding period for the TYY or TYN shares of common stock is more than one year as of the date of the exchange.

•	TYG’s tax basis in the TYY and TYN assets received by TYG pursuant to the Mergers will equal the tax basis of such assets in the hands of TYY or TYN immediately prior to the Mergers, and TYG’s holding period of such assets will, in each instance, include the period during which the assets were held by TYY or TYN, as applicable.

•	TYG will succeed to any federal net operating loss or capital loss carryforwards that TYY or TYN had at the time of such Merger, although such carryforwards and possibly any built-in losses with respect to the TYY or TYN assets transferred to TYG will be subject to the limitations set forth in Code Section 382. If a change of control occurs with respect to a loss corporation, Code Section 382 generally limits the amount of taxable income which may be offset by net operating loss and capital loss carryforwards to an amount equal to the product of the fair market value of the loss entity’s equity times a specified rate issued by the IRS, which is based upon the highest of the specified rates for ownership changes for any month during the past three months, which for a transaction effected on February 28, 2014 would be 3.56 percent. Thus, if the Reorganization occurred on February 28, 2014 and the fair market value of TYN’s equity is $180 million, the amount of the TYN net operating loss carryforward (or capital loss carryforward) that can be used annually to offset TYN’s taxable income would be $6.4 million, until the TYN loss carryforwards were fully utilized or such loss carryforwards expired. A portion of TYN’s net operating loss carryforward is subject to a prior section 382 limitation of approximately $1.30 million annually. Built-in losses in TYN’s assets might also be subjected to this rule. Although TYY does not currently have any federal net operating loss or capital loss carryforwards, due to the fact that TYY will be reporting additional periods of income, gain, loss and deduction from its investments in MLPs through the date of the TYY Merger, TYY might have a federal net operating loss or capital loss as of the date of the Merger. Any such carryover would be subject to the Code Section 382 limitations. However, given the fair market value of TYY’s common stock, TYG and TYY do not believe that any possible carryover would result in any valuation adjustment in the determination of TYG’s combined deferred tax assets and deferred tax liabilities.

Federal Income Tax Consequence if the Transactions Fail to Qualify as Tax-Free Reorganizations. If a Merger fails to qualify as a tax-free reorganization because TYG, TYY or TYN fail to meet the asset diversification tests, the transaction will be taxable to the non-diversified investment company and its stockholders. For example, if TYY is treated as a non-diversified investment company, TYY will be deemed to have sold all of its assets to TYG in a taxable transaction, followed by a deemed liquidation of TYY and a distribution of the sales proceeds (the TYG stock) to TYY’s stockholders. Based upon current market values, each of TYY and TYN anticipate that it would recognize a net gain for federal income tax purposes on such deemed sale. Each TYY and TYN stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the TYG stock received in the Mergers and such stockholder’s basis in its respective TYY or TYN stock. TYG’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by TYG and (ii) the fair market value of the TYY and TYN assets (assuming that TYY and TYN failed to qualify as tax-free reorganizations) as of the date of the Mergers. TYN, after the Mergers, would not succeed to any net operating or capital loss carryforwards of TYN.

If, alternatively, TYG is treated as a non-diversified investment company, TYG will be deemed to have sold all of its assets to TYY or TYN in a taxable transaction with the attendant deemed liquidation. Based upon current market values, TYG anticipates it would recognize a net gain for federal income tax purposes. Each TYG stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the TYG stock held and the stockholder’s basis in such stock. TYG, after the Mergers, would receive a fair market value basis in the assets historically held by TYG and will lose any of its pre-existing net operating loss and capital loss carryforwards.

Reporting Requirements. A TYY or TYN stockholder who receives TYG Common Shares as a result of the Mergers may be required to retain records pertaining to the Mergers. Each TYY or TYN stockholder who is required to file a federal income tax return and who is a “significant holder” that receives TYG Common Shares in the Mergers will be required to file a statement with the holder’s federal income tax return setting forth, among other things, the holder’s basis in the TYY or TYN shares surrendered and the fair market value of the TYG Common Shares and cash, if any, received in such Merger. A “significant holder” is a holder of TYY or TYN shares who, immediately before such Merger, owned at least 5% of the outstanding TYY or TYN shares, as applicable.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting TYG and its security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in TYG’s securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in TYG’s securities is in the Merger Statement of Additional Information. References to “we” “us” or “our” below are references to TYG.

Company Federal Income Taxation

We are treated as a corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We invest our assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, we must report our allocable share of the MLP’s taxable income in computing our taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which we invest, we expect that the cash flow received by us with respect to our MLP investments will exceed the taxable income allocated to us. There is no assurance that our expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax. The extent to which we are required to pay corporate income tax or alternative minimum tax could materially reduce our cash available to make distributions on the common shares.

We are not treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all of its income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our federal income tax status as a result of such legislation. Therefore, the regulated investment company taxation rules have no application to us or to our stockholders.

Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. We periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an MLP security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Federal Income Taxation of Common and Preferred Stock

Federal Income Tax Treatment of Holders of Common Stock. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. Our current earnings and profits may be increased if our portfolio turnover is increased, which may occur to utilize our capital loss carryforwards. Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which as of the date of this prospectus is variable based on the stockholder’s taxable income. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of Holders of Preferred Stock. Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and the dividends received deductions.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

Sale of Shares. The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently is variable based on the stockholder’s taxable income) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 39.6%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities are purchased within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the federal income tax basis of the shares acquired. Stockholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common or preferred stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

REQUIRED VOTE

Stockholder approval of the TYY Merger requires the affirmative vote of (i) the holders of a majority of the issued and outstanding TYY common and preferred stock (voting as a class) and (ii) the holders of a majority of the issued and outstanding TYY preferred stock (voting as a separate class). Abstentions and broker non-votes, if any, will have the same effect as votes against approving the TYY Merger since approval is based on the affirmative vote of all votes entitled to be cast. Approval of the TYY Merger is not a condition to the approval of the TYN Merger.

Stockholder approval of the TYN Merger requires the affirmative vote of the holders of a majority of the issued and outstanding TYN common stock. Abstentions and broker non-votes, if any, will have the same effect as votes against approving the TYN Merger since approval is based on the affirmative vote of all votes entitled to be cast. Approval of the TYN Merger is not a condition to the approval of the TYY Merger.

BOARD RECOMMENDATION

The Board of Directors of each of TYY and TYN unanimously recommends TYY and TYN stockholders vote “FOR” the Merger of their respective Fund.

PROPOSAL 2

MERGERS, INCLUDING ISSUANCE OF ADDITIONAL TYG COMMON SHARES IN THE MERGERS

The Board of Directors of TYG, including the Independent Directors, has unanimously approved the Merger Agreements, including the issuance of additional TYG Common Shares in connection with each, declared the Mergers advisable and directed that the Mergers be submitted to the TYG stockholders.

Maryland law requires the stockholders of TYG to approve the Mergers and the rules of the NYSE require the stockholders of TYG to approve the issuance of additional TYG Common Shares in connection with the Mergers. Pursuant to the Merger Agreements, which are described more fully under “Proposal 1: Mergers” above, TYY and TYN will be merged with and into TYG in accordance with the Maryland General Corporation Law. The assets and liabilities of TYY and TYN will be combined with the assets and liabilities of TYG and stockholders of TYY and TYN will become stockholders of TYG. As a result of the Mergers, (i) each share of common stock of TYY and TYN will convert into newly-issued TYG Common Shares, and (ii) each TYY MRP Share will convert into newly-issued TYG MRP Shares having identical terms as the TYY MRP Shares.

The aggregate NAV of TYG Common Shares issued in the Mergers will equal the aggregate NAV of the common stock of TYY and TYN held the business day prior to the Mergers, less the costs of the Mergers (though stockholders of TYY and TYN will receive cash for their fractional shares of common stock). The Mergers will result in no reduction of the NAV of TYG Common Shares, immediately following the Mergers, other than to reflect the costs of the Mergers. Based upon TYG’s belief that it qualifies as a diversified investment company under the tax-free reorganization provisions, no gain or loss should be recognized by TYG or its stockholders in connection with the Mergers. TYG will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Board of Directors of TYG, based upon its evaluation of all relevant information, anticipates that the Mergers will benefit the stockholders of TYG. The Funds have similar investment strategies and objectives and the Mergers will permit each Fund to continue to pursue them in a larger fund. Additionally, the Mergers are expected to result in several benefits for stockholders in the Combined Fund, including (i) anticipated accretion to distributable cash flow; (ii) the opportunity for enhanced long-term market liquidity; (iii) anticipated cost savings through a lower effective management fee and increased economies of scale; and (v) greater financial flexibility through a larger balance sheet. For additional information about the Mergers, including a comparison of TYG, TYY and TYN, the reasons for the Mergers and the U.S. Federal income tax consequences of the Mergers, see “Proposal 1: Mergers.”

REQUIRED VOTE

Stockholder approval of the Mergers, including the issuance of additional TYG Common Shares, requires the affirmative vote of the holders of a majority of the issued and outstanding TYG common and preferred stock (voting as a class). Abstentions and broker non-votes, if any, will have the same effect as votes against the Mergers, including the issuance of additional TYG Common Shares, since approval is based on the affirmative vote of all votes entitled to be cast.

BOARD RECOMMENDATION

The Board of Directors of TYG unanimously recommends TYG stockholders vote “FOR” the Mergers, including issuance of additional TYG Common Shares in connection therewith.

PROPOSAL 3

ELECTION OF TWO DIRECTORS

The Board of Directors of each Fund unanimously nominated Conrad S. Ciccotello and Terry C. Matlack following a recommendation by the Nominating and Governance Committee of each of TYG, TYY and TYN for election as directors at the Meeting. Both Mr. Ciccotello and Mr. Matlack are currently directors of each Fund. Each of Mr. Ciccotello and Mr. Matlack has consented to be named in this proxy statement and has agreed to serve if elected. The Funds have no reason to believe that either Mr. Ciccotello or Mr. Matlack will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the Meeting (unless otherwise directed) “for” the election of Mr. Ciccotello and Mr. Matlack as directors of each Fund. Currently, each Fund has five directors. In accordance with each Fund’s Charter, its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. The term of each of Charles E. Heath and Rand C. Berney expires on the date of the 2015 annual meeting of stockholders of each Fund and when their successors are duly elected and qualify and the term of H. Kevin Birzer expires on the date of the 2016 annual meeting of stockholders of each Fund and when his successor is duly elected and qualify. Pursuant to the terms of each of TYG’s and TYY’s preferred shares, the preferred stockholders of each of those Funds have the exclusive right to elect two directors to those Fund’s Board. The Board of each of TYG and TYY has designated Mr. Birzer and Mr. Heath as the directors the preferred stockholders of those Funds shall have the exclusive right to elect.

Holders of common shares and preferred shares of each TYG and TYY will vote as a single class on the election of Mr. Ciccotello and Mr. Matlack as a director of those Funds. Holders of common shares of TYN will vote as a class on the election of Mr. Ciccotello and Mr. Matlack as a director of that Fund. Stockholders do not have cumulative voting rights for any Fund.

With respect to each Fund, if elected, Mr. Ciccotello and Mr. Matlack will hold office until the 2017 annual meeting of stockholders of each Fund and until their successors are duly elected and qualify. If either Mr. Ciccotello or Mr. Matlack is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Fund’s Board of Directors in their discretion.

The following table sets forth each Board member’s name, age and address; position(s) with the Funds and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Adviser. As of December 31, 2013, the Fund Complex included TYG, TYY, TYN, TPZ, NTG, TTP, NDP and three open-end funds.

Nominee For Director Who Is Independent:

Name and Age	Positions(s) Held With The Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Conrad S. Ciccotello (Born 1960)	Director of each Fund since its inception.	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	Seven	CorEnergy Infrastructure Trust, Inc.

Nominee for Director Who Is An Interested Person:

Name and Age	Positions(s) Held With The Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Terry C. Matlack* (Born 1956)	Chief Executive Officer of TYG, TYY and TYN since May 2011; Chief Financial Officer of each of TYG, TYY and TYN from its inception to May 2011; Director of each of TYG, TYY and TYN from its inception to September 2009, and Director of each of the Funds since November 12, 2012.	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Chartered Financial Analyst (“CFA”) charterholder.	Seven	None

*	Mr. Matlack, as a principal of the Adviser, is an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.

Remaining Directors Who Are Independent:

Name and Age	Positions(s) Held With The Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Rand C. Berney (Born 1955)	Director of each Fund since January 1, 2014	Executive-in-Residence and Professor for Professional Financial Planning Course and Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	Seven	None

Charles E. Heath (Born 1942)	Director of each Fund since its inception	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). CFA designation since 1974.	7	CorEnergy Infrastructure Trust, Inc.

Remaining Director Who Is An Interested Person:

Name and Age	Positions(s) Held With The Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
H. Kevin Birzer* (Born 1959)	Director and Chairman of the Board of each Fund since its inception.	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002. Formerly Member, Fountain Capital Management, L.L.C. (“Fountain Capital”), a registered investment adviser (1990 – 2009); CFA charterholder.	Seven	None

*	Mr. Birzer, as a principal of the Adviser, is an “interested person” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Fund’s Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Mr. Heath, executive leadership and business experience; and Mr. Birzer and Mr. Matlack, investment management experience as an executive, portfolio manager and leadership roles with our Adviser.

Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of each Fund were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for both us and for other funds in the Tortoise Fund Complex. In addition, as to each director other than Mr. Birzer and Mr. Matlack, their status as an Independent Director; and, as to Mr. Birzer and Mr. Matlack, their roles with the Adviser were an important factor in their selection as directors. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors of each Fund. Mr. Birzer is an “interested person” of the Funds within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with the Funds’ day-to-day operations and access to individuals with responsibility for the Funds’ management and operations provides the Board of Directors with insight into the Funds’ business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Funds’ business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and the Funds’ management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of each Fund’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

INFORMATION ABOUT EXECUTIVE OFFICERS

Mr. Birzer is the Chairman of the Board of each Fund, and Mr. Matlack is a Director and the Chief Executive Officer of each Fund. The preceding tables give more information about Mr. Birzer and Mr. Matlack. The following table sets forth each other executive officer’s name, age and address; position(s) held with the Funds and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer. Unless otherwise indicated, the address of each officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Each officer serves until his successor is elected and qualified or until his resignation or removal. As employees of the Adviser, each of the following officers are “interested persons” of the Funds, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name and Age	Position(s) Held With The Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Zachary A. Hamel (Born 1965)	President of TYG, and TYY; Senior Vice President of TYY from its inception to May 2011, of TYG from April 2007 to May 2011, and of TYN since April 2007.	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; CFA charterholder.	Seven	None

P. Bradley Adams (Born 1960)	Chief Financial Officer of TYG, TYY and TYN since May 2011; Assistant Treasurer of TYG, TYY and TYN from November 2005 to May 2011.	Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser since 2005.	Seven	None

David J. Schulte (Born 1961)	Senior Vice President of TYG, TYY and TYN since May 2011; Chief Executive Officer and President of TYG and TYY from inception to May 2011; Chief Executive Officer of TYN from inception to May 2011 and President of TYN from inception to September 2008.	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; Chief Executive Officer since 2005 of Tortoise Capital Resources Corporation (“TTO”) which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”) and President of TTO from 2005 to April 2007 and TTO/CORR since June 2012; CFA charterholder.	Seven	CorEnergy Infrastructure Trust, Inc.

Name and Age	Position(s) Held With The Fund and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Public Company Directorships Held by Officer
Kenneth P. Malvey (Born 1965)	Treasurer of each of TYG, TYY and TYN since 2005; Senior Vice President of TYY since its inception and of each of TYG and TYN since 2007.	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a partner there from 2004 through September 2012; CFA charterholder.	Seven	None

Rob Thummel (Born 1972)	President of TYN since September 2008.	Managing Director of the Adviser since January 2014; Senior Investment Analyst of the Adviser from 2008 to 2013; Investment Analyst of the Adviser from 2004 to 2008.	One	None

COMMITTEES OF THE BOARD OF DIRECTORS OF EACH FUND

Each Fund’s Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello, Berney and Heath, are the only members of each of these committees, except for the Executive Committee, for each Fund. Each Fund’s Executive Committee currently consists of Mr. Birzer and Mr. Heath.

•	Executive Committee. The Executive Committee of each Fund has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Birzer is an “interested person” of each Fund as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

•	Audit Committee. The Audit Committee of each of TYG, TYY and TYN was established in accordance with Section 3(a)(58)(A) of the Exchange Act, and operates under a written charter adopted and approved by the Board, a current copy of which is available at the closed-end fund section of the Adviser’s website (www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of each Fund at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Fund’s audit; and (iv) determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Fund as defined in the 1940 Act. The Board of Directors of each Fund has determined that Conrad S. Ciccotello is an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

•

Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG, TYY or TYN as defined in the 1940 Act. The Nominating and Governance Committee of each Fund operates under a written charter adopted and approved by the Board, a current copy of which is available at each Fund’s link on the Adviser’s website (www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with each Fund’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Fund will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2015 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Fund’s stockholders. Each Fund’s Bylaws require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Fund and (2) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or to have a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 407 of Regulation S-K as promulgated by the SEC, or to be a current director of the Fund that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

•	Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Funds as defined in the 1940 Act. Each Fund’s Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Fund’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Board of Directors’ role in the Funds’ risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Funds’ operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on a Fund’s business operations, investment performance or reputation, but relies upon each Fund’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Funds’ management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Funds’ policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with the Funds’ independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

None of the Funds currently has a standing compensation committee. None of the Funds has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2013 for each of the Funds:

	TYG	TYY	TYN
Board of Directors	6	6	6
Executive Committee	1	0	0
Audit Committee	4	4	4
Nominating and Governance Committee	1	1	1
Compliance Committee	1	1	1

During the 2013 fiscal year, for each of the Funds, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. None of the Funds has a policy with respect to Board member attendance at annual meetings. All of the directors of TYG, TYY and TYN who were directors at the time of the Funds’ 2013 annual meeting attended such annual meeting.

DIRECTOR AND OFFICER COMPENSATION

None of the Funds compensates any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by each Fund and the Fund Complex for fiscal 2013 to each of the current directors for their services as a director. None of the Funds has any retirement or pension plans.

Name of Person, Position	Aggregate Compensation from Fund(1)			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Director
	TYG	TYY	TYN
Independent Directors
Conrad S. Ciccotello	$44,000	$36,000	$16,000	$0	$0	$194,000
John R. Graham(2)	$42,500	$34,500	$15,500	$0	$0	$187,500
Charles E. Heath	$43,000	$35,000	$16,000	$0	$0	$191,000

(1)	No amounts have been deferred for any of the persons listed in the table.
(2)	Subsequent to fiscal year-end, Mr. Graham passed away.

For the 2014 fiscal year, each independent director receives an annual retainer from each Fund as set forth below, and a fee of $1,000 for each meeting of the Board of Directors or Audit Committee he attends in person (or $500 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $500 for each other committee meeting attended in person or telephonically (other than Audit Committee meetings). The Chairman of the Audit Committee receives an additional annual retainer as set forth below. Each other committee chairman receives an additional annual retainer of $1,000. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

	TYG	TYY	TYN
Annual Board Retainer	$38,000	$28,000	$12,000
Audit Committee Chairman Retainer	$2,000	$1,000	$1,000

REQUIRED VOTE

With respect to each of TYG and TYY, Mr. Ciccotello and Mr. Matlack will be elected by the vote of a plurality of all votes cast by the holders of common stock and preferred stock of the applicable Fund at the meeting, in person or by proxy. With respect to TYN, Mr. Ciccotello and Mr. Matlack will each be elected by the vote of a plurality of votes cast by the holders of common stock of the Fund at the meeting, in person or by proxy. When there are two vacancies for director, as is the case here, a vote by plurality means the two nominees with the highest number of affirmative votes, regardless of the votes withheld for the candidates, will be elected. With respect to each Fund, withheld votes and broker non votes, if any, will have no effect on the election of directors. With respect to each of TYG and TYY, each common share and each preferred share is entitled to one vote in the election of Mr. Ciccotello and Mr. Matlack. With respect to TYN, each common share is entitled to one vote in the election of Mr. Ciccotello and Mr. Matlack.

BOARD RECOMMENDATION

The Board of Directors of each of TYG and TYY unanimously recommends that TYG and TYY stockholders vote “FOR” Mr. Ciccotello and Mr. Matlack as Directors. The Board of Directors of TYN unanimously recommends that TYN stockholders vote “FOR” Mr. Ciccotello and Mr. Matlack as Directors.

PROPOSAL 4

APPROVAL TO SELL COMMON SHARES BELOW NET ASSET VALUE

Each Fund is a closed-end management investment company under the 1940 Act and is generally prohibited from issuing its common shares at a price below the net asset value per share, subject to certain exceptions. One of these exceptions would allow the Funds to sell their common shares below NAV if they obtain stockholder approval.

Each Fund is seeking approval of this proposal so that it may, in one or more public or private offerings of its common stock, sell or otherwise issue shares of its common stock, not exceeding 25% of its then outstanding common stock, at a price below its then current NAV, subject to certain conditions discussed below. If approved for a Fund, the authorization would be effective for that Fund for a period of one year or until the date of the 2015 annual meeting of stockholders for that Fund, whichever is earlier. The stockholders of each of TYG, TYY and TYN approved a proposal at their 2013 annual meetings granting each Fund authority to sell its common shares below NAV subject to the same conditions set forth below. Each Fund anticipates it will seek approval to sell its shares below NAV in the future if the Board of Directors of each Fund believes such approval would be in the best interests of the Fund and its stockholders.

The Board of Directors of each Fund, including a majority of each Fund’s Independent Directors, has approved this proposal as in the best interests of the Fund and its stockholders and recommends it to the stockholders for their approval.

Reasons to Offer Common Stock Below NAV

Current global economic conditions have created, and each of the Funds believes will continue to create, favorable opportunities to invest at attractive risk-adjusted returns, including opportunities that, all else being equal, could prove to be accretive to the Fund’s total return over the long term. In addition, each of the Funds also believes situations may arise in which it is in the best interests of the Fund and its stockholders to issue its common shares below NAV to retire outstanding leverage. Because each of the Funds generally attempts to remain fully invested and does not maintain cash for purposes of making investments or retiring leverage, each Fund needs to be able to maintain consistent access to equity capital. Stockholder approval of this proposal for a Fund to sell its common shares below NAV, subject to the conditions set forth herein, is expected to provide that Fund such access.

The following table lists the high and low sales prices for the common stock of each Fund, as reported on the New York Stock Exchange, and the closing sales price as a percentage of NAV for its two previous fiscal years. On February 28, 2014, the closing sales price of each Fund’s common stock on the New York Stock Exchange was $44.65 per share for TYG, $32.39 per share for TYY and $28.44 per share for TYN.

		Sales Price		High Sales	Low Sales
Quarter Ended	NAV(1)	High	Low	Price to NAV(2)	Price to NAV(2)
Fiscal Year Ended November 30, 2012
First Quarter
TYG	$36.94	$43.04	$37.86	16.5%	2.5%
TYY	$28.09	$29.25	$26.28	4.1%	-6.4%
TYN	$26.64	$26.86	$23.46	0.8%	-11.9%
Second Quarter
TYG	$32.49	$42.56	$37.36	31.0%	15.0%
TYY	$24.68	$29.44	$24.81	19.3%	0.5%
TYN	$23.77	$27.39	$24.04	15.2%	1.1%
Third Quarter
TYG	$35.70	$41.70	$37.10	16.8%	3.9%
TYY	$27.01	$28.17	$23.97	4.3%	-11.3%
TYN	$25.54	$26.15	$23.00	2.4%	-9.9%
Fourth Quarter
TYG	$36.06	$41.79	$38.84	15.9%	7.7%
TYY	$27.23	$29.69	$26.21	9.0%	-3.7%
TYN	$25.51	$26.75	$23.54	4.9%	-7.7%

Fiscal Year Ended November 30, 2013
First Quarter
TYG	$39.54	$47.25	$37.13	19.5%	-6.1%
TYY	$29.89	$32.92	$27.48	10.1%	-8.1%
TYN	$27.26	$28.89	$24.66	6.0%	-9.5%
Second Quarter
TYG	$40.98	$50.10	$44.30	22.3%	8.1%
TYY	$30.99	$35.02	$31.40	13.0%	1.3%
TYN	$27.82	$33.35	$27.32	19.9%	-1.8%
Third Quarter
TYG	$41.41	$47.25	$42.05	14.1%	1.5%
TYY	$31.35	$35.64	$31.24	13.7%	-0.4%
TYN	$28.01	$31.65	$27.72	13.0%	-1.0%
Fourth Quarter
TYG	$43.36	$49.80	$42.13	14.9%	-2.8%
TYY	$32.67	$34.34	$30.26	5.1%	-7.4%
TYN	$28.93	$29.13	$26.15	0.7%	-9.6%

(1)	NAV is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price divided by NAV.

Examples of Dilutive Effect of the Issuance of Shares Below NAV

The following table illustrates the reduction to NAV and dilution that would be experienced by a stockholder who does not participate in three different hypothetical offerings (a “nonparticipating stockholder”) of different sizes and levels of discount to NAV. Actual sales prices and discounts may differ from the presentation below; provided the Fund will not issue common shares at a price that, after deducting offering expenses and commissions, reflects a discount to NAV of more than 10%.

The examples assume that company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and NAV per common share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount to NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV) and (3) an offering of 200,000 shares (20% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount to NAV). The table assumes offering expenses and commissions of 5%.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 10% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$9.47	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$9.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.83	(1.70)%
Share Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage of Shares Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$98,300	(1.70)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(1,700)	—

Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.83	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.17)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(1.70)%

Conditions to Sale Below NAV

If stockholders approve this proposal, each Fund will only issue shares of its common stock at a price below NAV pursuant to this stockholder proposal if the following conditions are met:

•	a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s Independent Directors have determined that any such sale would be in the best interests of the Fund and its stockholders; and

•	a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s Independent Directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Fund of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

•	if the net proceeds of any such sale are to be used to make investments, a majority of the Fund’s directors who have no financial interest in the transaction and a majority of the Fund’s Independent Directors, have made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth.

•	the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of the Fund’s common stock.

As discussed below under the caption “Certain Relationships and Related Transactions – Investment Advisory Agreement,” with respect to each Fund, the Adviser is paid a fee based upon the Fund’s average monthly Managed Assets (as defined below). The Adviser’s interest in determining whether to recommend that a Fund issue common shares below NAV may conflict with the interests of the Fund and its stockholders because such an issuance will result in an increase in a Fund’s Managed Assets and ultimately in the fee paid to the Adviser. The Adviser is controlled directly or indirectly by officers and the interested directors of each Fund, among others. For that reason, any issuance of shares at a price below NAV must be approved by a majority of the disinterested directors.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, each Fund’s common stockholders should consider the dilutive effect of the issuance of shares of the Fund’s common stock at less than NAV per share on the NAV per outstanding share of common stock. Any sale of common stock at a price below NAV would result in an immediate dilution of the NAV per outstanding share to existing common stockholders and may also adversely affect the market price of the Fund’s common stock. There is a connection between the common share sale price and NAV because when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the Fund. As discussed above, it should be noted that the maximum number of common shares issuable below NAV that could result in such dilution is limited to 25% of the Fund’s then outstanding common stock. It should also be noted that as a result, a Fund will not be limited in the number of times it may issue common shares below NAV and that the maximum number of common shares issuable below NAV will increase as the total number of shares of a Fund’s outstanding common stock increases with each offering.

Common stockholders of a Fund should also consider that holders of the Fund’s common stock have no subscription, preferential or preemptive rights to acquire additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering to maintain their percentage interest. Further, if current stockholders of a Fund do not purchase sufficient shares in an offering conducted by the Fund to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their percentage of the Fund’s distributions and their voting power will be diluted.

Common stockholders should also consider the impact that issuances of shares of common stock below NAV have on each Fund’s expense ratio. In general, assuming that a Fund’s expenses consist of both fixed and variable costs, any time the Fund issues shares the expense ratio should decrease because the fixed costs are spread over a larger amount of assets. If a Fund issues shares of common stock below NAV, assuming its expenses consist of both fixed and variable costs, the Fund’s expense ratio will decrease; however, it will not decrease as much as it would have had the shares been issued at NAV.

Finally, any sale of substantial amounts of a Fund’s common stock in the open market may adversely affect the market price of its common stock. In addition, future sales of a Fund’s common stock to the public, including through an offering below NAV, may create a potential market overhang, which is the existence of a large block of shares readily available for sale that could lead the market to discount the value of shares held by other investors.

REQUIRED VOTE

For each Fund, the proposal must be approved by both (a) the affirmative vote of a majority of all common stockholders of record, as of the record date (the “Registered Common Stockholder Vote”), and (b) the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class (the “Majority Stockholder Vote”). If both approvals are not obtained, the proposal will not pass.

For purposes of the Registered Common Stockholder Vote, the number of common shares held by any single stockholder will not be relevant. For purposes of the Registered Common Stockholder Vote, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.

With respect to each Fund, for purposes of the Majority Stockholder Vote, each common share, and in the case of TYG and TYY, each preferred share, is entitled to one vote, and abstentions and broker non-votes, if any, will not be counted as shares voted and will have no effect on the result of the vote.

The vast majority of stockholders hold their shares beneficially through brokers and are not stockholders of record. In fact, as of February 28, 2014, TYG, TYY and TYN had 72, 50 and 25 stockholders of record, respectively.

Stockholders should note that various affiliates of the Adviser, such as certain of its Managing Directors and employees, are stockholders of record of certain of the Funds and intend to participate in the Registered Common Stockholder Vote. Because there may be few stockholders of record, these affiliates may represent a substantial percentage of the total number of such Fund’s stockholders of record. For that reason, votes cast by these affiliates may determine whether this proposal is approved pursuant to the Registered Common Stockholder Vote. In order to mitigate the conflict of interest these affiliates may have in voting for this proposal pursuant to the Registered Common Stockholder Vote, each such affiliate intends to vote in favor of this proposal pursuant to the Registered Common Stockholder Vote only if this proposal is approved pursuant to the Majority Stockholder Vote. Using this method, the approval of the proposal is likely to be determined by the Majority Stockholder Vote.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, TYY and TYN unanimously recommends that TYG, TYY and TYN stockholders vote “FOR” authorizing their Fund to sell its common shares below net asset value.

PROPOSAL 5

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Fund recommends that the stockholders of each Fund ratify the selection of Ernst & Young LLP (“EY”) as the independent registered public accounting firm (“independent auditors”), to audit the accounts of that Fund for the fiscal year ending November 30, 2014. EY’s selection was approved by each Fund’s Audit Committee. Their selection also was ratified and approved by the Board of Directors of each Fund, including a majority of the directors who are not “interested persons” of the Funds within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

EY has audited the financial statements of each Fund since prior to each Fund’s commencement of business (TYG in February 2004, TYY in May 2005 and TYN in October 2005) and does not have any direct financial interest or any material indirect financial interest in any of the Funds. A representative of EY is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. Each Fund’s Audit Committee meets twice each year with representatives of EY to discuss the scope of their engagement, review the financial statements of the Fund and the results of their examination.

REQUIRED VOTE

EY will be ratified as a Fund’s independent registered public accounting firm by the affirmative vote of a majority of the votes cast, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class. With respect to TYG and TYY, each common share and each preferred share is entitled to one vote on this proposal. With respect to TYN, each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal for each Fund, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, TYY and TYN unanimously recommends that TYG, TYY and TYN stockholders vote “FOR” the ratification of Ernst & Young LLP as their Fund’s Independent Registered Public Accounting Firm.

AUDIT COMMITTEE REPORT

The Audit Committee of TYG, TYY and TYN reviews the Fund’s annual financial statements with both management and the independent auditors.

The Audit Committee of each Fund, in discharging its duties, has met with and has held discussions with management and the Fund’s independent auditors. Each Fund’s Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended November 30, 2013 with management. Management of each Fund has represented to the independent auditors that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee of each Fund has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The independent auditors provided to each Fund’s Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and each Fund’s Audit Committee discussed with representatives of the independent auditors their firm’s independence with respect to that Fund.

With respect to each Fund, based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s Annual Report for filing with the SEC.

The Audit Committee of each of

TYG, TYY and TYN

Conrad S. Ciccotello (Chairman)

Charles E. Heath

Rand C. Berney

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Fund’s Audit Committee selected EY as the independent registered public accounting firm to audit the books and records of the Fund for its fiscal year ending November 30, 2014. EY is registered with the Public Company Accounting Oversight Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FEES AND SERVICES

The following table sets forth the approximate amounts of the aggregate fees billed to each Fund for the fiscal years ended November 30, 2012 and 2013 by EY, respectively:

	TYG		TYY		TYN
	2012	2013	2012	2013	2012	2013
Audit Fees(1)	$187,000	$151,000	$201,000	$137,000	$107,000	$110,000
Audit-Related Fees(2)	—	—	—	—	—	—
Tax Fees(3)	$55,000	$66,000	$48,000	$51,000	$36,000	$37,000
All Other Fees	—	—	—	—	—	—
Aggregate Non-Audit Fees	$55,000	$66,000	$48,000	$51,000	$36,000	$37,000

(1)	For professional services rendered with respect to the audit of each Fund’s financial statements and the review of each Fund’s statutory and regulatory filings with the SEC.
(2)	For professional services rendered with respect to assurance related services in connection with each Fund’s compliance with its rating agency guidelines.
(3)	For professional services for tax compliance, tax advice and tax planning.

The Audit Committee of each Fund has adopted pre-approval policies and procedures. Under these policies and procedures, the Audit Committee of each Fund pre-approves (i) the selection of the Fund’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Fund, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. With respect to each Fund, the Chairman of the Audit Committee of the Fund may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Fund’s respective adoption of these policies and procedures, the Audit Committee of the Fund has pre-approved all audit and non-audit services provided to the Fund by EY. None of these services provided by EY were approved by the Audit Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of EY’s hours spent on auditing each Fund’s financial statements were attributed to work performed by full-time permanent employees of EY.

The Adviser paid to EY $15,000 in 2012 and $70,500 in 2013 for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by each Fund’s Audit Committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, EY for non-audit services rendered to the Adviser or such entity during the Companies’ last two fiscal years.

The Audit Committee of each Fund has considered whether EY’s provision of services (other than audit services) to the Fund, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund is compatible with maintaining EY’s independence in performing audit services.

OTHER MATTERS

The Board of Directors of each Fund knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

At December 31, 2013, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Fund overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Fund, none of the Fund’s directors who are not interested persons of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Fund (1)
	TYG	TYY	TYN
Interested Persons
H. Kevin Birzer	Over $100,000	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000	Over $100,000
Independent Persons*
Conrad S. Ciccotello	Over $100,000	$50,001-$100,000	$50,001-$100,000
Charles E. Heath	Over $100,000	Over $100,000	$50,001-$100,000

Director	Aggregate Dollar Range of Holdings in Funds Overseen by Director in Fund Complex (2)
Interested Persons
H. Kevin Birzer	Over $100,000
Terry C. Matlack	Over $100,000
Independent Persons*
Conrad S. Ciccotello	Over $100,000
Charles E. Heath	Over $100,000

(1)	Based on the closing price of each Fund’s common shares on the New York Stock Exchange on December 30, 2011.
(2)	Includes TYG, TYY and TYN and open-end funds. Amounts based on the closing price of each of TYG’s, TYY’s, TYN’s, TPZ’s, NTG’s, TTP’s and NDP’s common shares on the New York Stock Exchange on December 31, 2013 and the net asset value of the open-end funds on December 31, 2013.
*	Mr. Graham passed away in December 2013. Mr. Berney became an independent director of each Fund effective January 1, 2014.

At December 31, 2013, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Fund (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	TYG Common Shares		TYY Common Shares		TYN Common Shares
Independent Directors**
Conrad Ciccotello	4,187.29	(1)	2,197.91		2,683.49	(2)
Charles Heath	8,000.00	(3)	6,500.00	(4)	2,000.00	(5)
Interested Directors and Officers
H. Kevin Birzer	48,185.66	(6)	19,737.56	(7)	7,448.50	(8)
Terry C. Matlack	16,350.35	(9)	14,222.52	(10)	15,909.89	(9)
Zachary A. Hamel	4,320.00	(11)	4,150.00	(12)	1,000.00
Kenneth P. Malvey	9,411.46	(13)	1,807.69	(14)	2,255.03	(15)
David J. Schulte	3,336.00		1,517.00	(16)	248.49	(17)
P. Bradley Adams	3,492.33	(18)	1,770.46	(19)	1,537.17	(20)
Rob Thummel	N/A		N/A		1,038.89
Directors and Officers as a Group (8 for TYG and TYY; 9 for TYN)	97,283.09		51,903.14		34,121.46

None of the independent directors and none of the interested directors and officers hold any TYG or TYY preferred shares.

% of Outstanding Shares(21)

	TYG Common Shares	TYY Common Shares	TYN Common Shares
Independent Directors**
Conrad Ciccotello	*	*	*
Charles Heath	*	*	*
Interested Directors and Officers
H. Kevin Birzer	*	*	*
Terry C. Matlack	*	*	*
Zachary A. Hamel	*	*	*
Kenneth P. Malvey	*	*	*
David J. Schulte	*	*	*
P. Bradley Adams	*	*	*
Rob Thummel	N/A	N/A	*
Directors and Officers as a Group (8 for TYG and TYY; 9 for TYN)	*	*	*

*	Indicates less than 1%.
**	Mr. Graham passed away in December 2013. Mr. Berney became an independent director of each Fund effective January 1, 2014.
(1)	Mr. Ciccotello holds 300 of these shares jointly with his wife.
(2)	Mr. Ciccotello holds 337 of these shares jointly with his wife.
(3)	All shares held by the Charles E. Heath Trust, of which Mr. Heath is a trustee.
(4)	Includes 4,300 shares held by the Charles E. Heath Trust #1, of which Mr. Heath and his spouse are trustees, and 2,200 shares held by the Charles F. Heath Trust #1, Trust B, of which Mr. Heath is a trustee.
(5)	All shares held by the Charles E. Heath Trust #1, of which Mr. Heath and his spouse are trustees.
(6)	Includes 34,403.45 shares Mr. Birzer holds jointly with his wife and 1,787.02 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(7)	Includes 18,858.32 shares Mr. Birzer holds jointly with his wife and 879.24 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(8)	Includes 6,583.63 shares Mr. Birzer owns jointly with his wife and 864.87 shares held by Mr. Birzer’s minor children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(9)	All shares are held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(10)	Includes 13,689.12 shares held in the Matlack Living Trust, U/A DTD 12/30/04, of which Mr. Matlack and his wife are co-trustees and share voting and investment power with respect to the shares.
(11)	Includes 320 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(12)	Includes 150 shares held by Mr. Hamel’s children in accounts established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(13)	Includes 2,129.48 shares held by Mr. Malvey’s wife and 121 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian. Excludes 100 shares held by his in-laws over which he has dispositive power, but over which he disclaims beneficial ownership.
(14)	Includes 500 shares held by Mr. Malvey’s wife and 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian. Excludes 111.01 shares held by his in-laws over which he has dispositive power, but over which he disclaims beneficial ownership.
(15)	Includes 100 shares held by his child in an account established under the Kansas Uniform Transfer to Minor’s Act for which he is the custodian.
(16)	Includes 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(17)	Includes 200 shares held in children’s accounts established under the Kansas Uniform Transfer to Minor’s Act for which his wife is the custodian.
(18)	Includes 1,796.08 shares held jointly with his wife and 353.65 shares held jointly with his son.

(19)	Includes 1,152.65 shares held jointly with his wife.
(20)	Includes 1,021.72 shares held jointly with his wife and 514.94 shares held jointly with his son.
(21)	Based on the following shares outstanding as of December 31, 2013: 28,809,672 shares of TYG common stock, 20,072,262 shares of TYY common stock, and 6,316,079 shares of TYN common stock.

As of February 28, 2014, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares or outstanding preferred shares of TYG.

The table below indicates the persons known to TYY to own 5% or more of its shares of common stock as of February 28, 2014.

Name and Address	Number of TYY Common Shares	Percent of Class
Morgan Stanley* Morgan Stanley Smith Barney LLC* 1585 Broadway New York, NY 10036	1,134,860	5.7%

*	Information as of December 31, 2013 based on a Schedule 13G filed jointly by Morgan Stanley and Morgan Stanley Smith Barney LLC on February 10, 2014. The securities being reported on by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Smith Barney LLC, a broker dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended. The beneficial owners have sole voting power with respect to 766,798 shares, shared voting power with respect to 339,464 shares, and have shared dispositive power with respect to all of the shares listed in the table above.

The table below indicates the persons known to TYY to own 5% or more of its shares of preferred stock as of February 28, 2014.

Name and Address	Number of TYY Preferred Shares	Percent of Class
RiverNorth Capital Management, LLC** 325 N. LaSalle Street, Suite 645 Chicago, IL 60654-7030	315,987	6.3%

**	Information as of December 31, 2013 based on a Schedule 13G amendment filed on February 14, 2014. RiverNorth Capital Management, LLC has sole voting and dispositive power over these shares.

The table below indicates the persons known to TYN to own 5% or more of its shares of common stock as of February 28, 2014.

Name and Address	Number of TYN Common Shares	Percent of Class
First Trust Portfolios L.P.***	413,432	6.55%
First Trust Advisors L.P.***
The Charger Corporation*** 120 East Liberty Drive, Suite 400 Wheaton, IL 60187

***	Information as of December 31, 2013 based on a Schedule 13G amendment jointly filed by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. on February 4, 2014. The Charger Corporation is the General Partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. First Trust Portfolios L.P. acts as sponsor of certain unit investment trusts which hold shares of TYN. The beneficial owners have no voting power over, and share the power to dispose of, the shares listed in the table above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Investment Advisory Agreement.

Tortoise Capital Advisors, L.L.C. is each Fund’s investment adviser. The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of February 28, 2014, the Adviser had approximately $15.0 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this Joint Proxy Statement/Prospectus.

Pursuant to the terms of an Advisory Agreement between TYG and the Adviser (the “TYG Advisory Agreement”), TYG pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of the Fund’s average monthly Managed Assets. The Adviser has agreed to waive all fees due under the TYG Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. In its last fiscal year, TYG incurred $18,769,656 in net fees due to the Adviser under the TYG Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between TYY and the Adviser (the “TYY Advisory Agreement”), TYY pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% annually of TYY’s average monthly Managed Assets. The Adviser has agreed to waive all fees due under the TYY Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. In its last fiscal year, TYY incurred $9,673,835 in net fees due to the Adviser under the TYY Advisory Agreement.

Pursuant to the terms of an Advisory Agreement between TYN and the Adviser (the “TYN Advisory Agreement”), TYN pays to the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 1.00% of TYN’s average monthly Managed Assets. In its last fiscal year, TYN incurred $2,503,792 in net fees due to the Adviser under the TYN Advisory Agreement.

With respect to each Fund, “Managed Assets” means the total assets of the Fund (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liability or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares.

The Adviser is wholly-owned by Tortoise Holdings, LLC (“Tortoise Holdings”). Montage Investments, LLC, a wholly-owned subsidiary of Mariner Holdings, LLC, owns a majority interest in Tortoise Holdings, LLC, with the remaining interests held by the five members of the Adviser’s investment committee, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, who are also officers of each Fund, and certain other senior employees of the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte have entered into services agreements with the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte receive a base guaranteed payment from the Adviser for the services they provide, and each is eligible for an annual cash bonus based on the earnings of the Adviser and the satisfaction of certain other conditions. As a result of the foregoing, they may each be deemed to have an indirect material interest in fees paid to the Adviser.

MORE INFORMATION ABOUT THE MEETING

Record Date. The Board of Directors of each Fund has fixed the close of business on March 25, 2014 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share of common stock and preferred stock of their Fund held, with no shares having cumulative voting rights. At the Record Date, TYG had outstanding 28,844,464 shares of common stock and 8,000,000 shares of preferred stock, TYY had outstanding 20,072,262 shares of common stock and 5,000,000 shares of preferred stock and TYN had outstanding 6,316,079 shares of common stock and 0 shares of preferred stock.

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Fund that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this Joint Proxy Statement/Prospectus.

If you hold your shares in “street name” (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

How To Vote. You may vote in person at the Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:

•	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;

•	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting; or

•	By returning the enclosed proxy card in the postage-paid envelope.

If you should have any questions about the meeting agenda or voting, please call our proxy agent, AST Fund Solutions at 1-866-751-6315.

Appraisal Rights. Under the Maryland General Corporation Law, holders of common shares of TYY, TYN and TYG are not entitled to appraisal rights in connection with the Mergers.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds on a pro rata basis. Each Fund may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Fund. In order to obtain the necessary quorum for a Fund at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations. The costs associated with proxy solicitation by AST Fund Solutions are not anticipated to exceed $100,000. None of the Funds will pay any representatives of the Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. With respect to each Fund, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Fund at the Fund’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a properly-executed proxy. If your shares are held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your shares regarding how to revoke your proxy.

Quorum. With respect to each Fund, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), if any, will be treated as present for purposes of determining the existence of a quorum.

With respect to each Fund, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or, if a proposal is submitted to the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TYG, TYY and TYN. Each Fund will furnish without charge upon written request a copy of its most recent annual report. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Fund’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Fund’s Secretary at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, (866) 362-9331.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Fund’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the applicable Fund with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Fund, each Fund believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that P. Bradley Adams was late in reporting the sale of a fractional share of each of TYG and TYY in connection with a brokerage account transfer, as well as shares acquired as a result of the automatic reinvestment of distributions by a broker not participating in the Fund’s dividend reinvestment plan which became reportable at the time of the fractional sale. The Form 5s for Mr. Adams reporting such transactions have been filed. To the knowledge of management of each Fund, no person is the beneficial owner (as defined in Rule 16a-1 under the Exchange Act) of more than 10% of a class of such Fund’s equity securities.

ADMINISTRATOR

TYG, TYY and TYN have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Fund. Communications should be addressed to the Secretary of the applicable Fund at its principal offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Fund’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2015 ANNUAL MEETING

Method for Including Proposals in a Fund’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Fund’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Fund at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on December 5, 2014. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Fund’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Fund’s Bylaws. Under each Fund’s Bylaws, nominations for director or other business proposals to be addressed at the Fund’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Fund at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, no earlier than December 5, 2014 in the case of TYG and November 5, 2014 in the case of TYY and TYN, nor later than 5:00 p.m. Central Time on January 4, 2015 in the case of TYG and December 5, 2014 in the case of TYY and TYN. The stockholder must satisfy certain requirements set forth in the Fund’s Bylaws and the notice must contain specific information required by the Fund’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Fund shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Fund’s Bylaws. A copy of each Fund’s Bylaws may be obtained by contacting the Secretary of the Fund at 1-866-362-9331 or by writing the Secretary of the Fund at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Fund’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

/s/ Diane M. Bono

Diane M. Bono

Secretary

                    , 2014

APPENDIX A

FORM OF MERGER AGREEMENT

The information in this Merger Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Merger Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated March 26, 2014

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE MERGERS OF

TORTOISE ENERGY CAPITAL CORPORATION

AND

TORTOISE NORTH AMERICAN ENERGY CORPORATION

WITH AND INTO

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

Dated                     , 2014

This Merger Statement of Additional Information should be read in conjunction with the Joint Proxy Statement/Prospectus dated                     , 2014 (the “Joint Proxy Statement/Prospectus”) relating to (i) the proposed merger of Tortoise Energy Capital Corporation (“TYY”) into Tortoise Energy Infrastructure Corporation (“TYG”) (the “TYY Merger”), (ii) the proposed merger of Tortoise North American Energy Corporation (“TYN”) into TYG (the “TYN Merger” and together with the TYY Merger, collectively the “Mergers”) and (iii) the issuance of additional common shares of TYG in the Mergers. TYG, TYY and TYN are each also referred to in this Merger Statement of Additional Information individually as a “Fund” and collectively as the “Funds.” TYG following the Mergers is referred to in this Merger Statement of Additional Information as the “Combined Fund.” References to “we” “us” or “our” in this Merger Statement of Additional Information are references to TYG.

In the Mergers, TYY and TYN will be merged with and into TYG in accordance with the Maryland General Corporation Law. TYY’s and TYN’s assets and liabilities will be combined with the assets and liabilities of TYG, and stockholders of TYY and TYN will become stockholders of TYG.

As a result of the TYY Merger, (i) each share of common stock of TYY will convert into newly-issued shares of common stock of TYG (“TYG Common Shares”), and (ii) each Mandatory Redeemable Preferred Share of TYY (“TYY MRP Shares”) will convert into newly-issued Series C Mandatory Redeemable Preferred Shares of TYG (“TYG MRP Shares”) having identical terms as the TYY MRP Shares. The aggregate NAV of TYG Common Shares received by TYY common stockholders in the TYY Merger will equal the aggregate NAV of TYY common stock held on the business day prior to closing of the TYY Merger, less the costs of the TYY Merger attributable to their common shares (although TYY common stockholders will receive cash for their fractional shares of common stock). The aggregate liquidation preference of the TYG MRP Shares received by holders of TYY MRP Shares in the TYY Merger will equal the aggregate liquidation preference of the TYY MRP Shares held immediately prior to the closing of the TYY Merger.

As a result of the TYN Merger, each share of common stock of TYN will convert into newly-issued TYG Common Shares. The aggregate NAV of TYG Common Shares received by TYN common stockholders in the TYN Merger will equal the aggregate NAV of TYN common stock held on the business day prior to closing of the TYN Merger, less the costs of the TYN Merger attributable to their common shares (although TYN common stockholders will receive cash for their fractional shares of common stock).

As a result of the Mergers, TYY and TYN will cease their separate existence under Maryland law and terminate their registration under the 1940 Act. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Merger Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to TYG at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

TYG will provide, without charge, upon the written or oral request of any person to whom this Merger Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Merger Statement of Additional Information is a part.

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on the investment limitations of TYG, TYY and TYN. Unless otherwise indicated, the disclosure in this section generally applies to each Fund. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of a Fund’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a Fund’s investment limitations. All limitations that are based on a percentage of total assets include assets obtained through leverage.

Fundamental Investment Limitations

Tortoise Energy Infrastructure Corporation

The following are TYG’s fundamental investment policies set forth in their entirety. TYG may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy infrastructure sector;

•	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Tortoise Energy Capital Corporation

The following are TYY’s fundamental investment policies set forth in their entirety. TYY may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy sector;

•	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

Tortoise North American Energy Corporation

The following are TYN’s fundamental investment limitations set forth in their entirety. TYN may not:

•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the North American energy sector;

•	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities held in its portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

Nonfundamental Investment Policies

Tortoise Energy Infrastructure Corporation

TYG has adopted the following non-fundamental investment policies:

•	Under normal circumstances, it will invest at least 90% of its total assets in securities of energy infrastructure companies.

•	Under normal circumstances, it will invest at least 70% of its total assets in equity securities issued by master limited partnerships (“MLPs”).

•	It may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Subject to this policy, it may invest without limitation in illiquid securities. The types of restricted securities that it may purchase include securities of private energy infrastructure companies and privately issued securities of publicly traded energy infrastructure companies. Restricted securities, whether issued by public companies or private companies, are generally considered illiquid. Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

•	It may invest up to 25% of its total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•	It will not invest more than 10% of its total assets in any single issuer.

•	It will not engage in short sales.

Tortoise Energy Capital Corporation

TYY has adopted the following non-fundamental investment policies:

•	Under normal circumstances, it will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector.

•	It will also invest at least 80% of its total assets in equity securities of master limited partnerships (“MLPs”) and their affiliates in the energy infrastructure sector.

•	It may invest up to 50% of its total assets in restricted securities, all of which may be illiquid securities. The restricted securities that it may purchase include MLP convertible subordinated units, MLP common units and securities of publicly traded and privately held companies (i.e., non-MLPs).

•	It may invest up to 20% of its total assets in debt securities, including certain securities rated below investment grade (commonly referred to as “junk bonds”). Below investment grade debt securities will be rated at least B3 by Moody’s Investors Service, Inc. (“Moody’s”) and at least B- by Standard & Poor’s Ratings Group (“S&P’s”) at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

•	It will not invest more than 15% of its total assets in any single issuer.

•	It will not engage in short sales.

Tortoise North American Energy Corporation

TYN has adopted the following non-fundamental restrictions and policies:

•	Under normal conditions, it will invest at least 80% of its total assets in equity securities of companies in the energy sector with their primary operations in North America;

•	Under normal conditions, it will invest no more than 50% of its total assets in restricted securities;

•	It will not engage in short sales.

As used in the bullets above, the term “total assets” includes assets obtained through leverage for the purpose of each nonfundamental investment policy.

The Board of Directors of each Fund (the “Board of Directors” or the “Board”) may change its nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). Unless otherwise stated, all investment restrictions apply at the time of purchase and a Fund will not be required to reduce a position due solely to market value fluctuations.

Currently under the 1940 Act, the Funds are not permitted to incur indebtedness unless immediately after such borrowing they have asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of their total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, the Funds may not declare any distribution upon their common or preferred stock, or purchase any such stock, unless their aggregate indebtedness has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Funds are not permitted to issue preferred stock unless immediately after such issuance they have asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of their total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, the Funds are not permitted to declare any distribution on their common stock or purchase any such common stock unless, at the time of such declaration or purchase, they would satisfy this 200% asset coverage requirement test after deducting the amount of such distribution or share price.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by us would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

Currently under the 1940 Act, the Funds are not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with us, except for a loan from us to a company which owns all of their outstanding securities. Currently, under interpretative positions of the staff of the SEC, the Funds may not have on loan at any given time securities representing more than one-third of their total assets.

The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

Under the 1940 Act, the Funds may, but do not intend to, invest up to 10% of their total assets in the aggregate in shares of other investment companies and up to 5% of their total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Funds will bear their ratable share of that investment company’s expenses, and would remain subject to payment of their advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent the Funds invest in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the Joint Proxy Statement/Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair their ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Joint Proxy Statement/Prospectus presents TYG’s investment objective and the principal investment strategies and risks. This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on TYG’s investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of TYG’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with TYG’s restrictions and policies.

Our investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of our investment objective, total return includes capital appreciation of, and all distributions received from, securities in which we invest regardless of the tax character of the distribution. There is no assurance that we will achieve our objective. Our investment objective and the investment policies discussed below are nonfundamental. Our Board may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days prior written notice of any change to the nonfundamental investment policy of investing at least 90% of total assets in energy infrastructure companies. Unlike most other investment companies, we are not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, we are taxed as a “C” corporation and will be subject to federal and applicable state corporate income taxes.

Under normal circumstances, we invest at least 90% of total assets (including assets obtained through leverage) in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Companies that provide energy-related services to the foregoing businesses also are considered energy infrastructure companies, if they derive at least 50% of revenues from the provision of energy-related services to such companies. We invest at least 70% of our total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. MLP equity securities (known as “units”) currently consist of common units, convertible subordinated units, pay-in-kind units or I-Shares (“I-Shares”) and limited liability company common units. We also may invest in other securities, consistent with our investment objective and fundamental and nonfundamental policies.

The following pages contain more detailed information about the types of issuers and instruments in which we may invest, strategies the Adviser may employ in pursuit of our investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help us achieve our objective.

Energy Infrastructure Companies

For purposes of our policy of investing 90% of our total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives each year at least 50% of its revenues from “Qualifying Income” under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from providing services directly related to the generation of Qualifying Income. Qualifying Income is defined as including any income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

MLPs are limited partnerships that derive each year at least 90% of their gross income from Qualifying Income and are generally taxed as partnerships for federal income tax purposes, thereby eliminating federal income tax at the entity level. The business of energy infrastructure MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP sector in general could be hurt by market perception that MLPs’ performance and valuation are directly tied to commodity prices.

Energy infrastructure companies (other than most pipeline MLPs) do not operate as “public utilities” or “local distribution companies,” and, therefore, are not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could reduce revenues and adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

Energy infrastructure MLPs in which we will invest generally can be classified in the following categories:

Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor may be fee based or tied to the prices of the natural gas and NGL commodities.

Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards or other laws, regulations or trends have on coal end-users.

Marine Shipping MLPs. Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy infrastructure MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may affect adversely their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Energy infrastructure MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy infrastructure MLPs.

Energy infrastructure MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Non-MLPs. Although we emphasize investments in MLPs, we also may invest in energy infrastructure companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

Energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to energy infrastructure companies. The U.S. government has issued warnings that energy assets might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy infrastructure industry and markets. Such events may also adversely affect our business and financial condition. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

Master Limited Partnerships

Under normal circumstances we invest at least 70% of our total assets in equity securities of MLPs. An MLP is an entity that is generally taxed as a partnership for federal income tax purposes and that derives each year at least 90% of its gross income from Qualifying Income. An MLP is typically a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership and compliance with the Qualifying Income rules generally eliminates federal income tax at the entity level.

An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, he or she becomes a limited partner.

MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although the tax consequences make this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.

The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

In the case of an MLP buying assets from its sponsor or general partner, the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

MLPs tend to pay relatively higher distributions than other types of companies, and we intend to use these MLP distributions in an effort to meet our investment objective.

As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLP partnership agreements typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving to up to 25% and ultimately to 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount of distributions to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

Because the MLP itself generally does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, generally as capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not incur federal income tax on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.

For a further discussion and a general description of MLP federal income tax matters, see the section entitled “Certain Federal Income Tax Matters–Federal Income Taxation of MLPs.”

TYG’s Investments

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities. Consistent with our investment objective, we may invest up to 100% of our total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units, I-Shares and common units, subordinated units and preferred units of limited liability companies (that are treated as partnerships for federal income tax purposes) (“LLCs”) (each discussed below). We also may invest up to 30% of total assets in equity securities of non-MLPs.

The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect our net asset value per share, which will fluctuate as the value of the securities held by us change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger, more established companies.

MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

Limited Liability Company Common Units. Some energy infrastructure companies in which we may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes and, unless otherwise noted, the term MLP includes all entities that are treated in the same manner as MLPs for federal income tax purposes, regardless of their form of organization. Consistent with our investment objective and policies, we may invest in common units or other securities of such LLCs including preferred and subordinated units and debt securities. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unit holders generally have first right to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have a right to the LLC’s remaining assets after bondholders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units typically trade on a national securities exchange or over-the-counter.

In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

MLP Convertible Subordinated Units. MLP convertible subordinated units typically are issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. We expect to purchase convertible subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if it were converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Distributions may be paid in cash or in-kind.

MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP common units. Distributions to I-Share holders in the form of additional I-Shares, are generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations solely as a result of holding such I-Shares. Distributions of I-Shares generally do not generate unrelated business taxable income for federal income tax purposes and are qualifying income for mutual fund investors.

Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, we may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which we may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and, in many cases, operating control over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Other Non-MLP Equity Securities. In addition to equity securities of MLPs, we may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock we hold. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Debt Securities. We may invest up to 25% of our total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade (“junk bonds”). The debt securities we invest in may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in our best interest and our stockholders’ best interests.

Below Investment Grade Debt Securities. We may invest up to 25% of our assets in below investment grade securities. The below investment grade debt securities in which we invest are rated from B3 to Ba1 by Moody’s, from B- to BB+ by S&P’s, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, investment in below investment grade securities is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could affect severely the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities we own may have an adverse effect on our net asset value and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on our ability to dispose of a particular security when necessary to meet our liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, we could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating our net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

We will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by us, we may be required to bear extraordinary expenses in order to protect and recover our investment if it is recoverable at all.

Restricted, Illiquid and Thinly-Traded Securities. We may invest up to 30% of our total assets in restricted securities, primarily through direct placements of MLP securities. Restricted securities obtained by means of direct placement are less liquid than securities traded in the open market; therefore, we may not be able to readily sell such securities.

Investments currently considered by the Adviser to be illiquid because of such restrictions include convertible subordinated units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of such portfolio securities and we might not be able to dispose of such securities promptly or at reasonable prices.

We also may invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the NYSE, NYSE Alternext U.S. (formerly known as AMEX), the NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when we believe it is desirable to do so. Thinly-traded securities are also more difficult to value, and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of our capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

Commercial Paper. We may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper usually is repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

U.S. Government Securities. We may invest in U.S. Government securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years, and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States, and others are backed only by the rights of the issuer to borrow from the U.S. Treasury, while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies, and such securities may involve risk of loss of principal and interest.

Repurchase Agreements. We may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when we purchase a security and simultaneously agree to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time we hold the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit us to earn interest on assets awaiting long-term investment. We require continuous maintenance by our custodian for our account in the Federal Reserve/Treasury Book-Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while we seek to enforce our rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing our rights.

Reverse Repurchase Agreements. We may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which we are the seller of, rather than the investor in, securities and agree to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when we enter into a reverse repurchase agreement, liquid assets (such as cash, U.S. Government securities or other “high-grade” debt obligations) having a value at least as great as the purchase price of the securities to be purchased will be segregated on our books and held by our custodian throughout the period of the obligation. The use of reverse repurchase agreements creates leverage which increases our investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, our earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. We intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Margin Borrowing. Although we do not currently intend to, we may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Margin borrowing creates certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which we have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then we could be subject to a “margin call,” pursuant to which we must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of our assets, we might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by us would be subject to the limitations of the 1940 Act, including the prohibition from us issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this Merger Statement of Additional Information. See “Investment Limitations.”

Interest Rate Transactions. We may, but are not required to, use interest rate transactions such as swaps, caps and floors in an attempt to reduce the interest rate risk arising from our leveraged capital structure. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, we would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to us a variable rate payment that is intended to approximate our variable rate payment obligation on any variable rate borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, we would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, we would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, our use of interest rate transactions could enhance or decrease distributable cash flow (generally, cash from operations less certain operating expenses and reserves) available to the shares of our common stock. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the shares of our common stock. In addition, if the counterparty to an interest rate transaction defaults, we would not be able to use the anticipated net receipts under the interest rate transaction to offset our cost of financial leverage. When interest rate swap transactions are outstanding, we will segregate liquid assets with our custodian in an amount equal to our net payment obligation under the swap.

Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. We may receive fees or price concessions for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with our investments. If we remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, we will segregate appropriate liquid assets with our custodian to cover the purchase obligations. When we have sold a security on a delayed- delivery basis, we do not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, we could miss a favorable price or yield opportunity or suffer a loss.

Securities Lending. We may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows us to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that we may engage in loan transactions only under the following conditions: (1) we must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, we must be able to terminate the loan at any time; (4) we must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) we may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Temporary and Defensive Investments. Pending investment of offering or leverage proceeds, we may invest such proceeds in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or we may invest in cash or cash equivalents, all of which are expected to provide a lower yield than the securities of energy infrastructure companies. We also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in short-term securities or cash. The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent we invest in short-term securities or cash for defensive purposes, such investments are inconsistent with, and may result in our not achieving, our investment objective.

MANAGEMENT OF THE FUNDS

Directors and Officers

TYG, TYY and TYN each have the same investment adviser and the same Board of Directors. Unless otherwise indicated, the disclosure in this section applies to TYG, TYY and TYN. TYG’s business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by the Adviser. Our officers are responsible for our day-to-day operations. Our directors and officers and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. The Board of Directors is divided into three classes. Directors of each class are elected to serve three year terms and until their successors are duly elected and qualify. Each year only one class of directors is elected by the stockholders. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates (“Independent Directors”).

Name and Age*	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors

Conrad S. Ciccotello (Born 1960)	Director since 2003	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution	7	CorEnergy Infrastructure Trust, Inc.

retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.

Rand C. Berney (Born 1955)	Director since January 1, 2014	Executive-in-Residence and Professor for Professional Financial Planning Course and Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	7	None

Name and Age*	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held

Charles E. Heath (Born 1942)	Director since 2003	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	7	CorEnergy Infrastructure Trust, Inc.

Interested Directors and Officers(2)

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2003	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of TYY, TYN, TPZ, NTG, TTP and NDP since its inception; Director and Chairman of Tortoise Capital Resources Corporation (“TTO”), which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”), from its inception through November 30, 2011. CFA designation since 1988.	7	None

Terry C. Matlack (Born 1956)	Chief Executive Officer since May 2011; Director since November 12, 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYY, TYN, TPZ, and TTO from its inception to September 15, 2009; Director of each of TYY, TYN, TPZ, NTG, TTP and NDP since November 12, 2012; Chief Executive Officer of NTG since 2010, of each of TYY, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception; Chief Financial Officer of each of the Company, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.	7	None

Name and Age*	Position(s) Held With Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held

P. Bradley Adams (Born 1960)	Chief Financial Officer since May 2011	Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser since 2005; Chief Financial Officer of NTG since 2010, of each of TYY, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception; Assistant Treasurer of each of the Company, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.	N/A	None

Zachary A. Hamel (Born 1965)	President since May 2011	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of NTG since 2010, of each of TYY and TPZ since May 2011, and of each of TTP and NDP since its inception; Senior Vice President of TYY from 2005 to May 2011, of the Company from 2007 to May 2011, of TYN since 2007, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.	N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer since November 2005	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012. Treasurer of each of TYY and TYN since 2005, of each of TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011; Senior Vice President of TYN since 2007, of each of TYY, TPZ, NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.	N/A	None

David J. Schulte (Born 1961)	Senior Vice President since May 2011	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of the Company, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO/CORR since 2005 and President of TTO from 2005 to April 2007 and TTO/CORR since June 2012; Senior Vice President of NTG since 2010, of each of TYY, TYN and TPZ since May 2011, and of each of TTP and NDP since its inception. CFA designation since 1992.	N/A	CorEnergy Infrastructure Trust, Inc.

(1)	This number includes TYY, TYN, TPZ, NTG, TTP, NDP and the Company. Our Adviser also serves as the investment adviser to TYY, TYN, TPZ, NTG, TTP and NDP.

(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join our Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Mr. Heath, executive leadership and business experience; and Mr. Birzer and Mr. Matlack, investment management experience as an executive, portfolio manager and leadership roles with our Adviser.

Other attributes and qualifications considered for each director in connection with their selection to join our Board of Directors were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for both us and for other funds in the Tortoise fund complex. In addition, as to each director other than Mr. Birzer and Mr. Matlack, their status as an Independent Director; and, as to Mr. Birzer and Mr. Matlack, their roles with our Adviser were an important factor in their selection as directors. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of ours within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with our day-to-day operations and access to individuals with responsibility for our management and operations provides the Board of Directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and our management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

We have an audit committee that consists of three directors (the “Audit Committee”) who are not “interested persons” within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Conrad S. Ciccotello (Chairman), Charles E. Heath and Rand C. Berney. The Audit Committee’s function is to oversee our accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of our independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to our accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee held four meetings in the fiscal year ended November 30, 2013.

We also have a Nominating and Governance Committee that consists exclusively of three Independent Directors. The Nominating and Governance Committee’s function is to (i) identify individuals qualified to become Board members and recommend to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitor the structure and membership of Board committees; recommend to the Board director nominees for each committee; (iii) review issues and developments related to corporate governance issues and develop and recommend to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; and (iv) actively seek individuals who meet the standards for directors set forth in our Bylaws, who meet the requirements of any applicable laws or exchange requirements and who are otherwise qualified to become board members for recommendation to the Board. The Nominating and Governance Committee will consider shareholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with our Bylaws. Nominees recommended by stockholders in compliance with the Company’s Bylaws will be evaluated on the same basis as other nominees considered by the Nominating and Governance Committee. The Nominating and Governance Committee members are Conrad S. Ciccotello, Rand C. Berney, and Charles E. Heath (Chairman). The Nominating and Governance Committee held one meeting in the fiscal year ended November 30, 2013.

We also have a Compliance Committee formed in December 2005 that consists exclusively of three Independent Directors. The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, Rand C. Berney (Chairman) and Charles E. Heath. The Compliance Committee held one meeting in the fiscal year ended November 30, 2013.

We also have an Executive Committee consisting of Kevin Birzer and Charles E. Heath that has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Birzer is an “interested person” within the meaning of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone. The Executive Committee held one meeting in the fiscal year ended November 30, 2013.

The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Directors and officers who are interested persons of the Company or the Administrator will receive no salary or fees from us. For the 2014 fiscal year, each Independent Director receives from us an annual retainer of $38,000 (plus an additional $2,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee Chairman) and a fee of $1,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $500 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $500 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from us.

The table below sets forth the compensation paid to the directors by us for the fiscal year ended November 30, 2013.

Name and Position With the Company	Aggregate Compensation From the Company	Aggregate Compensation From the Company and Fund Complex Paid to Directors*
Independent Directors
Conrad S. Ciccotello	$44,000	$194,000
John R. Graham**	$42,500	$187,500
Charles E. Heath	$43,000	$191,000
Interested Directors
H. Kevin Birzer	$0	$0
Terry C. Matlack	$0	$0

The following table sets forth the dollar range of equity securities beneficially owned by each director of the Company as of December 31, 2013.

Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned By Director***	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors
Conrad S. Ciccotello	Over $100,000	Over $100,000
Rand C. Berney****	None	None
Charles E. Heath	Over $100,000	Over $100,000
Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000
Terry C. Matlack	Over $100,000	Over $100,000

*	Includes the Company, TYY, TYN, TPZ, NTG, TTP and NDP.
**	Subsequent to fiscal year-end, Mr. Graham passed away.
***	As of December 31, 2013, the officers and directors of the Company, as a group, owned less than 1% of any class of the Company’s outstanding shares of stock.
****	Mr. Berney became a director of the Company effective January 1, 2014.

Control Persons

As of February 28, 2014, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares or outstanding preferred shares of TYG.

Indemnification of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.

Our Charter authorizes, to the maximum extent permitted by Maryland law and the 1940 Act, us to indemnify any present or former director or officer or any individual who, while a director or officer of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of ours and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of ours and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits us from indemnifying any director, officer or other individual (including advancing legal fees or making payments for settlements and judgments) from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of ours or a predecessor of ours.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act, which prohibits us from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals.

Investment Adviser

Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as our investment adviser. The Adviser specializes in managing portfolios of investments in MLPs and other energy infrastructure companies. The Adviser was formed in October 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments. On September 15, 2009, Mariner Holdings, LLC acquired a majority interest in our Adviser. Our Adviser is now wholly-owned by Tortoise Holdings, LLC. Montage Investments, LLC, a wholly-owned subsidiary of Mariner Holdings, LLC, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of our Adviser’s investment committee and certain other senior employees of our Adviser. Management of our Adviser, its investment committee and its funds remains unchanged since inception. Our Adviser’s five founding Managing Directors and investment committee members, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte have entered into services agreements with our Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances.

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of February 28, 2014, the Adviser had approximately $15.0 billion in assets under management.

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages our investments. The Adviser regularly provides us with investment research advice and supervision and will furnish continuously an investment program for us, consistent with our investment objective and policies.

The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managing Directors of the Adviser and members of its investment committee and share responsibility for such investment management. It is the policy of the investment committee, that any one member can require the Adviser to sell a portfolio company and any one member can veto the committee’s decision to invest in a portfolio company.

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2013.

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	11	$6,244,784,505	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Zachary A. Hamel
Registered investment companies	11	$6,244,784,505	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Kenneth P. Malvey
Registered investment companies	11	$6,244,784,505	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
Terry C. Matlack
Registered investment companies	11	$6,244,784,505	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—
David J. Schulte
Registered investment companies	11	$6,244,784,505	0	—
Other pooled investment vehicles	11	$104,084,561	1	$14,923,585
Other accounts	831	$5,155,526,368	0	—

None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Company or any other of the managed accounts reflected in the table above. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte entered into a services agreement with the Adviser. Each receives a base guaranteed payment for the services he provides and is also eligible for an annual cash bonus based on our Adviser’s earnings and satisfaction of certain other conditions. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in Tortoise Holdings, LLC, the entity that controls the Adviser, and each thus benefits from increases in the net income of the Adviser.

The following table sets forth the dollar range of our equity securities beneficially owned by each of the portfolio managers as of November 30, 2013.

Name of Manager	Aggregate Dollar Range of Company Securities Beneficially Owned by Manager
H. Kevin Birzer	Over $100,000
Zachary A. Hamel	Over $100,000
Kenneth P. Malvey	Over $100,000
Terry C. Matlack	Over $100,000
David J. Schulte	Over $100,000

In addition to portfolio management services, the Adviser is obligated to supply our Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations.

Compensation and Expenses

Tortoise Energy Infrastructure Corporation. Under its advisory agreement, TYG pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets. Managed Assets means TYG’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of TYG’s Managed Assets, the Adviser’s interest in determining whether TYG should incur additional leverage will conflict with TYG’s interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When TYG has a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if TYG had a lower level of deferred tax liability. TYG’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under TYG’s at-the-market equity program for a six month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2014 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2013. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in TYG’s Annual Report to stockholders for the fiscal year ended November 30, 2013.

Tortoise Energy Capital Corporation. Under its advisory agreement, TYY pays the Adviser quarterly, as compensation for the services rendered by the Adviser, a fee equal on an annual basis to 0.95% of its average monthly Managed Assets. Managed Assets means TYY’s total assets (including any assets attributable to leverage that may be outstanding but excluding any net deferred tax assets) minus accrued liabilities other than (1) deferred tax liability, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. The Adviser does not charge an advisory fee based on net deferred tax assets. Because the fee paid to the Adviser is determined on the basis of TYY’s Managed Assets, the Adviser’s interest in determining whether TYY should incur additional leverage will conflict with TYY’s interests. Because deferred taxes are not taken into account in calculating Managed Assets, the Adviser may have an incentive to defer taxes rather than incur taxes in the current period. When TYY has a high level of deferred tax liability at the time the Adviser’s fee is calculated, the Adviser’s fee is higher than it would be if TYY had a lower level of deferred tax liability. TYY’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive all fees due under the Advisory Agreement related to the net proceeds received from the issuance of additional common stock under TYY’s at-the-market equity program for a six month period following the date of issuance.

The advisory agreement has a term ending on December 31, 2014 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2013. A discussion regarding the basis of the Board of Directors’ decision to approve the continuation of the advisory agreement is available in TYY’s Annual Report to stockholders for the fiscal year ended November 30, 2013.

Tortoise North American Energy Corporation. Under its investment advisory agreement, TYN pays the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of TYN’s average monthly Managed Assets. Managed Assets means the total assets of TYN (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Adviser is determined on the basis of TYN’s Managed Assets, the Adviser’s interest in determining whether to use leverage may conflict with the interests of TYN and its stockholders. TYN’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter.

The advisory agreement has a term ending on December 31, 2014 and may be continued from year to year thereafter as provided in the 1940 Act. The continuation of the advisory agreement was most recently approved by the Board of Directors in November 2013. A discussion regarding the basis of the decision of TYN’s Board of Directors to approve the continuation of the investment advisory agreement is available in its annual report to stockholders for the period ended November 30, 2013.

Combined Fund. The Combined Fund will pay the Adviser a tiered fee equal to, on an annualized basis, 0.95% of its average monthly Managed Assets up to $2.5 billion, 0.90% of its average monthly Managed Assets between $2.5 billion and $3.5 billion, and 0.85% of its average monthly Managed Assets above $3.5 billion. Based on combined Managed Assets of $3.7 billion as of February 28, 2014, it is estimated the effective rate of the Combined Fund will be approximately 0.93%.

The Funds bear all expenses not specifically assumed by the Adviser incurred in their operations and will bear the expenses related to all future offerings. Expenses the Funds bear generally include, but are not limited to, the following: (1) expenses of maintaining and continuing their existence and related overhead, including, to the extent services are provided by personnel of their Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) their registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on their behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing their shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of their interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying them and their shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to them (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to them; (15) compensation and expenses of their directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by them; (17) all expenses incurred in connection with leveraging of their assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of their common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and their obligation to indemnify their directors, officers and stockholders with respect thereto.

The Advisory Agreements provide that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising a Fund’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the applicable Advisory Agreement. However, the Adviser shall be liable for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the applicable Advisory Agreement or a material breach or default of the Adviser’s obligations under the applicable Advisory Agreement. Each Fund’s Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. Each Fund’s Advisory Agreement may be terminated by the Adviser or the Fund, without penalty, on sixty (60) days’ written notice to the other. Each Advisory Agreement will terminate automatically in the event of its assignment.

Code of Ethics

We and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of ours and the Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of ours and our Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by us. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as us. Among other things, the Codes prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.

Our Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Our Code of Ethics is also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102. Our Code of Ethics is also available on our Adviser’s website at www.tortoiseadvisors.com.

NET ASSET VALUE

We will compute our net asset value for our shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. We currently make our net asset value available for publication weekly. Our investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, our net asset value will equal the value of our total assets (the value of the securities we hold, plus cash or other assets, including interest accrued but not yet received and net deferred tax assets) less (1) all of its liabilities (including without limitation accrued expenses and both current and net deferred tax liabilities), (2) accumulated and unpaid interest payments and distributions on any outstanding debt or preferred stock, respectively, (3) the aggregate liquidation value of any outstanding preferred stock, (4) the aggregate principal amount of any outstanding senior notes, including any series of Tortoise Notes, and (5) any distributions payable on the common stock. The net asset value per share of our common stock will equal our net asset value divided by the number of outstanding shares of common stock.

Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the “Accounting Services Provider”), the Accounting Services Provider will value our assets in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at “market value.” Any other securities shall be valued pursuant to fair value methodologies approved by the Board.

Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or over-the-counter or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last sale price of a security on the day we value our assets or a market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or over-the-counter (“OTC”) market for an option, futures contract or option on futures contracts, the Accounting Services Provider will use for exchange traded options, the mean between the highest bid and lowest asked prices obtained as of the closing of the exchanges on which the option is traded, and for non-exchange traded options and futures, the calculated mean based on bid and asked prices obtained from the OTC market.

If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval no less frequently than quarterly. The Valuation Procedures currently provide for methodologies to be used to fair value equity securities and debt securities. With respect to equity securities, among the factors used to fair value a security subject to restrictions on resale is whether the security has a common share counterpart trading in a public market. If a security does not have a common share counterpart, the security shall be valued initially and thereafter by the Investment Committee of the Adviser (the “Pricing Committee”) based on all relevant factors and such valuation will be presented to the Board for review and ratification no less frequently than quarterly. If a security has a common share counterpart trading in a public market or is convertible into publicly-traded common shares, the Pricing Committee shall determine an appropriate percentage discount for the security in light of its resale restrictions and/or, as applicable, conversion restrictions and other factors.

With respect to debt securities, among the various factors that can affect the value of such securities are (i) whether the issuing company has freely trading debt securities of the same maturity and interest rate; (ii) whether the issuing company has an effective registration statement in place for the securities; and whether a market is made in the securities. Subject to the particular considerations of an issue, debt securities generally will be valued at amortized cost.

The foregoing methods for fair valuing securities may be used only as long as the Adviser believes they continue to represent fair value and the discussion above is qualified in its entirety by our Valuation Procedures.

In computing net asset value, we will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) on the treatment of distributions by us to our stockholders.

The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which we invest will not equal the amount of taxable income allocable to us primarily as a result of depreciation and amortization deductions recorded by the MLPs. This may result, in effect, in a portion of the cash distribution received by us not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and also will vary year by year for each MLP, but in each case will reduce our remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Our Adviser is responsible for decisions to buy and sell securities for us, broker-dealer selection, and negotiation of brokerage commission rates. Our Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, our Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the quality of execution and custodial services, and the provision of valuable research services that can be reasonably expected to enhance the investment return of clients managed by the Adviser. Research services may include reports on MLPs, the market, the economy and other general widely distributed research, and may be used by the Adviser in servicing all funds and accounts managed by the Adviser, including the Company. Receipt of research is one of a number of factors considered in assigning an overall internal ranking to brokers. The price to us in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

The ability to invest in direct placements of MLP securities is critical to our ability to meet our investment objective because of the limited number of MLP issuers available for investment and, in some cases, the relative small trading volumes of certain securities. Accordingly, we may from time to time enter into arrangements with placement agents in connection with direct placement transactions.

In evaluating placement agent proposals, we consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, we consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate us to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to us and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on our behalf to such brokers and dealers who also provide research or statistical material or other services to us or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2011, November 30, 2012 and November 30, 2013, we paid aggregate brokerage commissions of $148,064, $143,588 and $188,779, respectively. No direct placement fees were paid in fiscal 2011, 2012 or 2013.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For the fiscal years ended November 30, 2012 and 2013 the portfolio turnover rate was 12.86% and 13.40%, respectively. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for us. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. High portfolio turnover also may result in recognition of gains that will increase our taxable income, possibly resulting in an increased tax liability, as well as increasing our current and accumulated earnings and profits resulting in a greater portion of the distributions on our stock being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal income tax considerations relating to us and our investments in MLPs and to the purchase, ownership and disposition of our securities. The discussion generally applies only to holders of securities that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in our securities. This summary deals only with U.S. holders that hold our securities as capital assets and who purchase the securities in connection with the offering(s) herein. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of securities whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds the securities in a qualified tax deferred account such as an IRA, or a person who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (“the Internal Revenue Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Merger Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.

As stated above, this discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of our securities in light of such holder’s particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of the securities, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

Taxation of the Company

We are treated as a C corporation for federal and state income tax purposes. We compute and pay federal and state income tax on our taxable income. Thus, we are subject to federal income tax on our taxable income at tax rates up to 35%. Additionally, in certain instances we could be subject to the federal alternative minimum tax of 20% on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.

As indicated above, we generally invest our assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership’s partners must report as their income their proportionate share of the partnership’s income. Thus, as a partner in MLPs, we will report our proportionate share of the MLPs’ income in computing our federal taxable income, irrespective of whether any cash or other distributions are made by the MLPs to us. We will also take into account in computing our taxable income any other items of our income, gain, deduction or loss. We anticipate that these may include interest and dividend income earned on our investment in securities, deductions for our operating expenses and gain or loss recognized by us on the sale of MLP interests or any other security.

As explained below, based upon the historic performance of MLPs, we anticipate initially that our proportionate share of the MLPs’ taxable income will be significantly less than the amount of cash distributions we receive from the MLPs. In such case, we anticipate that we will not incur federal income tax on a significant portion of our cash flow, particularly after taking into account our current operational expenses. If the MLPs’ taxable income is a significantly greater portion of the MLPs’ cash distributions, we will incur additional current federal income tax liability, possibly in excess of the cash distributions we receive.

We anticipate that each year we will turn over a certain portion of our investment assets. We will recognize gain or loss on the disposition of all or a portion of our interests in MLPs in an amount equal to the difference between the sales price and our basis in the MLP interests sold. To the extent we receive MLP cash distributions in excess of the taxable income reportable to us with respect to such MLP interest, our basis in the MLP interest will be reduced and our gain on the sale of the MLP interest likewise will be increased.

We are not treated as a regulated investment company under the federal income tax laws. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its net income. Our assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of the value of their total assets in securities of certain MLPs, such changes still would not allow us to pursue our objective. Accordingly, we do not intend to change our tax status as a result of such legislation. Therefore, the regulated investment company taxation rules have no application to us or our stockholders.

Federal Income Taxation of MLPs

MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.

The Internal Revenue Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.

Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, products thereof or certain alcohol or biodiesel fuels), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). This means that most MLPs today are in energy, timber, or real estate related businesses.

Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP. It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, as capital gain. The investor’s original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes.

At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of the partnership’s income, gain, loss, deductions and credits. The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate.

Because we are a corporation, we, and not our stockholders, will report the income or loss of the MLPs. Thus, our stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from us.

Common and Preferred Stock

Federal Income Tax Treatment of Common Stock Distributions. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, our shares of common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, we anticipate that the distributed cash from the MLPs will exceed our share of the MLPs’ income and our gain on the sale of MLP interests. Our current earnings and profits may be increased if our portfolio turnover is increased, which may occur to utilize our capital loss carryforwards. Thus, a reduction in the return of capital portion of the distributions we receive from the MLPs or an increase in our portfolio turnover may increase our current earnings and profits and increase the portion of our distributions treated as dividends as opposed to a tax deferred return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, such distributions may be treated as a return of capital and the stockholder’s basis in the shares of stock with respect to which the distributions are made will be reduced and, if a stockholder has no further basis in the shares, the stockholder will report any excess as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which as of the date of this Merger Statement of Additional Information is variable based on the stockholder’s taxable income. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. Because we are not treated as a regulated investment company under the Internal Revenue Code, we are not entitled to designate any dividends made with respect to our stock as capital gain distributions.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of Preferred Stock Distributions. Under present law, we believe that our preferred stock will constitute equity for federal income tax purposes, and thus distributions with respect to the preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits allocable to such shares, as calculated for federal income tax purposes. Earnings and profits are generally treated, for federal income tax purposes, as first being allocable to distributions on the preferred stock and then to the extent remaining, if any, to distributions on our common stock. Dividends generally will be taxable as ordinary income to holders, but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors, as described above. In the case of corporate holders of preferred stock, subject to applicable requirements and limitations, dividends may be eligible for the dividends received deduction available to corporations under Section 243 of the Internal Revenue Code (see discussion above). Distributions in excess of our earnings and profits allocable to preferred stock, if any, will first reduce a shareholder’s adjusted tax basis in his or her shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder who holds such shares as a capital asset. Because we are not treated as a regulated investment company under the Internal Revenue Code, we are not entitled to designate any dividends made with respect to our stock as capital gain distributions.

Sale of Shares. The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

The capital gain or loss recognized on a sale of shares will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (as of the date of this Merger Statement of Additional Information is variable based on the stockholder’s taxable income) than net short-term capital gain or ordinary income (as of the date of this Merger Statement of Additional Information a maximum rate of 39.6%). For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, as of the date of this Merger Statement of Additional Information at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities are purchased within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company, or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any fiscal quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Backup Withholding. We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities. Under present law, we are of the opinion that our debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities. Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss if you hold the debt securities as a capital asset. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (as of the date of this Merger Statement of Additional Information is variable based on the holder’s taxable income) than net short-term capital gain or ordinary income (as of the date of this Merger Statement of Additional Information a maximum rate of 39.6%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, as of the date of this Merger Statement of Additional Information at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount. If you purchase debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients. Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the beneficial owner of any debt securities must certify, under penalties of perjury, that such owner is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial owner and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.

Additional Considerations

Unearned Income Medicare Tax. For taxable years beginning after December 31, 2012, a 3.8 percent tax generally will be imposed on some or all of the net investment income of certain individuals with modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers or surviving spouses or $125,000 if married and filing separately) and on some or all of the undistributed net investment income of certain estates and trusts. With respect to individuals, the tax is imposed on the lesser of (i) the individual’s net investment income for such taxable year or (ii) the excess of the individual’s modified adjusted gross income for such taxable year over the applicable threshold amount (generally ($200,000 but $250,000 if filing jointly or a surviving spouse and $125,000 if married and filing separately). For these purposes, “net investment income” will generally include interest (including interest on our debt securities), dividends (including dividends paid with respect to our stock), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of our stock and debt securities) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Foreign Account Tax Compliance Act (“FATCA”) Withholding. Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on payments of dividends, interest or gross proceeds from the disposition of stock or a debt instrument paid after December 31, 2012 to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Pursuant to U.S. Treasury regulations and other Treasury guidance, these rules generally are not effective for payments of dividends and interest until July 1, 2014, and, in the case of payments of gross proceeds, until January 1, 2017, and, even after such effective dates, the new withholding obligations will not apply to payments on, or with respect to, debt obligations that are outstanding on July 1, 2014 unless such obligations are significantly modified (and thus are treated as being reissued for U.S. federal income tax purposes) after such date. Non-U.S. holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

PROXY VOTING POLICIES

We and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which we believe are reasonably designed to ensure that proxies are voted in our best interests and our stockholders best interests. Subject to the oversight of the Board, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which we primarily invest, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, we do not believe it is prudent to adopt pre-established voting guidelines.

In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case-by-case basis in a manner it believes to be in the best economic interest of our stockholders.

The Chief Executive Officer is responsible for monitoring corporate actions and ensuring that (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser, or a Manager of the Adviser designated by the Investment Committee, and shall be executed by the Chief Executive Officer or, if the proxy may be voted electronically, electronically voted by the Chief Executive Officer or his designee. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on the one hand, and the Adviser, the principal underwriters, or any affiliated persons of us, on the other hand, management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Information regarding how we voted proxies for the 12-month period ended June 30, 2013, is available without charge by calling us at 1-866-362-9331. You also may access this information on the SEC’s website at http://www.sec.gov. The Adviser’s website at www.tortoiseadvisors.com provides a link to all of our reports filed with the SEC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR AND CUSTODIAN

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as our administrator and provides certain back-office support such as payment of expenses and preparation of financial statements and related schedules. We pay the administrator a monthly fee computed at an annual rate of 0.04% of the first $1 billion of our Managed Assets, 0.01% on the next $500 million of our Managed Assets and 0.005% on the balance of our Managed Assets. For the fiscal years ended November 30, 2011, November 30, 2012 and November 30, 2013, we paid U.S. Bancorp Fund Services, LLC $449,610, $458,542 and $474,106, respectively for administrative services.

U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212 serves as the custodian of our cash and investment securities. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

INTERNAL ACCOUNTANT

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as our internal accountant. For its services, we pay U.S. Bancorp a fee computed at $24,000 for the first $50 million of our net assets, 0.0125% on the next $200 million of net assets, 0.0075% on the next $250 million of net assets, and 0.0025% on the balance of our net assets. For the fiscal years ended November 30, 2011, 2012 and 2013, we paid U.S. Bancorp $78,066, $80,012 and $84,415, respectively, for internal accounting services.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the common stock and preferred stock offered hereby, has been filed by us with the SEC. The Joint Proxy Statement/Prospectus and this Merger Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. Please refer to the Registration Statement for further information with respect to us and the offering of our securities. Statements contained in the Joint Proxy Statement/Prospectus and this Merger Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to a Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

Set forth in Appendix A hereto is unaudited pro forma financial information for TYG giving effect to the Mergers.

TYG’s 2013 Annual Report, which contains its audited financial statements as of November 30, 2013 and for the year then ended, notes thereto, and other information about it is incorporated by reference into, and shall be deemed to accompany, this Merger Statement of Additional Information.

TYG’s 2013 Annual Report includes supplemental financial information which presents selected ratios as a percentage of its total investment portfolio and a calculation of its distributable cash flow (“DCF”) and related information. You may request a free copy of the Merger Statement of Additional Information, TYG’s annual, semi-annual and quarterly reports, or make other requests for information about TYG, by calling toll-free 1-866-362-9331, or by writing to TYG 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

APPENDIX A

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that would have actually resulted if both the proposed merger of Tortoise Energy Capital Corporation (“TYY”) into Tortoise Energy Infrastructure Corporation (“TYG”) (the “TYY Merger”) and the proposed merger of Tortoise North American Energy Corporation (“TYN”) into TYG (the “TYN Merger”) (collectively, the “Mergers”) had been approved by stockholders and the Mergers had been consummated. The closing of the Mergers is contingent upon certain conditions being satisfied or waived, including that stockholders of each of TYY and TYN, voting separately, must approve the Merger for their Fund and that stockholders of TYG must approve the issuance of additional common shares in connection with the Mergers. If either of the TYY Merger or the TYN Merger does not obtain the requisite approvals, the closing will not occur for that merger but will not preclude the closing of the other merger. These pro forma numbers have been estimated in good faith based on information regarding the Funds for the fiscal year ended November 30, 2013. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual stockholder reports.

Narrative Description of the Pro Forma Effects of the Mergers

Note 1 – Mergers

Under the terms of the Mergers, the assets and liabilities of TYY and TYN will be combined with the assets and liabilities of TYG and stockholders of TYY and TYN will become stockholders of TYG. As a result of the Mergers, each share of common stock of TYY and TYN will convert into newly-issued TYG Common Shares. The aggregate NAV of TYG Common Shares received by TYY and TYN common stockholders in the Mergers will equal the aggregate NAV of TYY and TYN common stock held on the business day prior to closing of the Mergers, less the costs of the Mergers attributable to TYY and TYN common shares (although TYY and TYN common stockholders will receive cash for their fractional TYG common shares). TYG will be the accounting survivor following the closing of the Mergers.

In addition, each TYY MRP Share will convert into newly-issued TYG MRP Shares having identical terms as the TYY MRP Shares immediately prior to the closing of the TYY Merger.

The Mergers are intended to qualify as a tax-free reorganization. As such, no gain or loss should be recognized by TYY and TYN or their stockholders upon the closing of the Mergers. However, TYY and TYN stockholders may recognize gain or loss with respect to cash they receive pursuant to the Mergers in lieu of fractional TYG common shares.

Note 2 – Merger Costs

Each Fund will bear expenses incurred in connection with the Mergers, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Merger Agreements and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Mergers, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Mergers. Expenses specific to one or each of TYG, TYY or TYN are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets. The costs of the Mergers, assuming both the TYY Merger and the TYN Merger are approved, are estimated to be $370,000 for TYG, $190,000 for TYY and $50,000 for TYN, for a total of $610,000. If neither the TYY Merger nor TYN Merger is approved, the costs are estimated to be $220,000 for TYG, $110,000 for TYY and $30,000 for TYN, for a total of $360,000.

Note 3 – Basis of Pro Forma and Pro Forma Adjustments

The unaudited pro forma financial information has been prepared to give effect to the proposed Mergers, assuming both the TYY Merger and the TYN Merger were approved and consummated at the beginning of the fiscal year ended November 30, 2013. The pro forma information has been derived from the books and records used in calculating net asset values of TYG, TYY and TYN and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Mergers.

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund as if the Mergers had taken place at the beginning of the fiscal year ended November 30, 2013. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund Net Assets Applicable to Common Shares as of November 30, 2013. Pro Forma Combined Fund net assets will increase by the amount of the reduction in after-tax expenses. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Expense Category	Dollar Amount	Percentage
Interest expense (1)	$184,750	0.01%
Advisory fees (2)	(692,327)	(0.03)%
Fund administration fees (3)	(449,367)	(0.02)%
Fund accounting fees (3)	(91,289)	(0.00	)%(4)
Professional fees (3)	(83,322)	(0.00	)%(4)
Directors’ fees (3)	(51,472)	(0.00	)%(4)
Registration fees (3)	(36,608)	(0.00	)%(4)
Stockholder communication fees (3)	(30,922)	(0.00	)%(4)
Transfer agent fees (3)	(21,000)	(0.00	)%(4)
Custody fees (3)	(19,200)	(0.00	)%(4)

Total pro forma pre-tax expense adjustment	(1,290,757)	(0.06)%
Tax impact	478,484	0.02%

Total pro forma after-tax expense adjustment	$(812,273)	(0.04)%

(1)	Reflects the impact of the termination of TYN’s margin borrowing facility and subsequent increase in the unsecured credit facility of TYG to absorb the amount outstanding on the TYN margin borrowing facility.
(2)	Reflects the impact of applying the tiered Advisory fee schedule (which is effective at the time of the Mergers) to the Pro Forma Combined Fund’s average Managed Assets.
(3)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Mergers.
(4)	Rounds to less than (0.01)%.

Note 4 – Advisory Fees

Effective at the time of the Mergers, the Pro Forma Combined Fund expects to enter into a new investment advisory agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) which will implement a tiered fee schedule based on the Pro Forma Combined Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”). Under the new investment advisory agreement, the Pro Forma Combined Fund will pay to the Adviser a fee equal to an annual rate of 0.95% of average monthly Managed Assets up to $2.5 billion, 0.90% of average monthly Managed Assets between $2.5 billion and $3.5 billion, and 0.85% of average monthly Managed Assets above $3.5 billion.

Note 5 – Income Taxes

The Pro Forma Combined Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

As of November 30, 2013, TYY did not have any net operating or capital loss carryforwards. As of November 30, 2013, TYN had net operating losses of approximately $10.3 million. This includes $7.9 million of net operating losses from Tortoise Gas & Oil Corporation (“TGO”). The TGO losses will expire in the years ending November 30, 2027 and November 30, 2028; however, due to tax limitations, only $1.4 million can be utilized each year, starting on November 30, 2014. The TYN losses of $2.4 million will expire in the years ending November 30, 2030 through November 30, 2032.

APPENDIX B

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

ARTICLES SUPPLEMENTARY

SERIES C MANDATORY REDEEMABLE PREFERRED SHARES

Tortoise Energy Infrastructure Corporation (the “Company”), a Maryland corporation, certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Under a power contained in Article V of the Articles of Amendment and Restatement of the Company (which, as restated, amended or supplemented from time to time are, together with these Articles Supplementary, herein called the “Charter”), the Board of Directors by duly adopted resolutions classified and designated 2,000,000 shares of authorized but unissued Preferred Stock (as defined in the Charter) and 3,000,000 shares of authorized but unissued Common Stock (as defined in the Charter) as shares of Series C Mandatory Redeemable Preferred Shares, liquidation preference $10.00 per share, with the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, which, upon any restatement of the Charter, shall become part of Article V of the Charter, with any necessary or appropriate renumbering or relettering of the sections or subsections hereof.

MRP SHARES

DESIGNATION

Preferred Shares: 2,000,000 shares of authorized but unissued Preferred Stock and 3,000,000 shares of authorized but unissued Common Stock are classified and designated as 5,000,000 shares of Series C Mandatory Redeemable Preferred Shares, liquidation preference $10.00 per share (“MRP Shares”). The initial Dividend Period for the MRP Shares shall be the period from and including the Original Issue Date thereof to and including [            ], 2014 (the “Initial Dividend Period”). Each MRP Share shall have a dividend rate equal to the Applicable Rate (or Default Rate). Each MRP Share shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Charter applicable to shares of Preferred Stock (“Preferred Shares”), as are set forth herein. The MRP Shares shall constitute a separate series of Preferred Shares.

Subject to the provisions of Section 11 hereof, the Board of Directors of the Company may, in the future, authorize the issuance of additional Preferred Shares with the same preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Initial Dividend Period, the Applicable Rate for the Initial Dividend Period and the initial Dividend Payment Date shall be as set forth in the Articles Supplementary relating to such additional Preferred Shares.

As used herein, capitalized terms not otherwise defined herein shall have the meanings provided in Section 17 hereof.

1. Number of Shares; Ranking. (a) The initial number of authorized MRP Shares is 5,000,000 shares. No fractional MRP Shares shall be issued.

(b) Any MRP Shares which at any time have been redeemed or purchased by the Company shall, after redemption or purchase, be returned to the status of authorized but unissued Preferred Stock of the Company, until reclassified by the Board of Directors.

(c) The MRP Shares shall rank on parity with shares of any other series of Preferred Shares as to the payment of dividends to which the Preferred Shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company.

(d) No Holder of MRP Shares shall have, solely by reason of being a Holder, any preemptive right, or, unless otherwise determined by the Board of Directors, other right to acquire, purchase or subscribe for any MRP Shares, Common Shares or other securities of the Company which it may hereafter issue or sell.

(e) No Holder of MRP Shares shall be entitled to exercise the rights of an objecting stockholder under Title 3, Subtitle 2 of the Maryland General Corporation Law (the “MGCL”) or any successor provision.

2. Dividends. (a) The Holders of MRP Shares shall be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by the Company, out of funds legally available therefor, at the rate per annum equal to the Applicable Rate (or the Default Rate), and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on Outstanding MRP Shares issued on the Original Issue Date shall accumulate from the Original Issue Date.

(b) (i) Dividends on MRP Shares shall be payable monthly when, as and if authorized by the Board of Directors and declared by the Company beginning on the initial Dividend Payment Date, and, with respect to any Dividend Period thereafter, on the first Business Day following the last day of such Dividend Period.

(ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day that falls after such day for payment of dividends.

(iii) Except as otherwise set forth herein, the Company shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the MRP Shares, an aggregate amount of federal funds or similar same-day funds, equal to the dividends to be paid to all Holders of such MRP Shares on such Dividend Payment Date. The Company shall not be required to establish any reserves for the payment of dividends.

(iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, will, to the extent permitted by law, be repaid to the Company at the end of 90 days from the date on which such moneys were to have been so applied.

(v) Each dividend on MRP Shares shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share ledger or share records of the Company at the close of business on the fifteenth (15th) day of the Dividend Period (or if such day is not a Business Day, the next preceding Business Day). Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Company on a date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

(c) (i) So long as MRP Shares are rated on any date no less than “A” by Fitch (or an equivalent of such rating by some Other Rating Agency), the dividend rate on Outstanding MRP Shares (the “Dividend Rate”) shall be the Applicable Rate. If the highest credit rating assigned on any date to the MRP Shares by Fitch is equal to one of the ratings set forth in the table below (or its equivalent by some Other Rating Agency), the Dividend Rate shall be adjusted by adding the respective enhanced dividend amount (which shall not be cumulative) set forth opposite such rating to the Applicable Rate.

Fitch Rating	Applicable Percentage
“A”	0.75%
“BBB+”	1.00%
“BBB”	1.25%
BBB-	1.50%
“BB+” and lower	4.00%

The Company shall use its reasonable best efforts to cause at least one Rating Agency to maintain a current rating on the Outstanding MRP Shares. If no Rating Agency is rating Outstanding MRP Shares, the Dividend Rate on Outstanding MRP Shares shall be a rate equal to the Applicable Rate plus 4.00%, unless the Dividend Rate is the Default Rate, in which case the Dividend Rate shall remain the Default Rate.

(ii) Subject to the cure provisions below, a “Default Period” will commence on any Dividend Payment Date or any date fixed for redemption (the “Redemption Date”), as applicable, if the Company fails to deposit irrevocably in trust in federal funds or similar same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any dividend payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any Redemption Price payable on any Redemption Date (a “Redemption Default”, and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Dividend Rate for each day during the Default Period will be equal to the Default Rate.

(iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such Default is not solely due to the willful failure of the Company) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360.

(iv) The amount of dividends per share payable on each Dividend Payment Date of each Dividend Period shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period by a fraction, the numerator of which shall be 30 and the denominator of which shall be 360, multiplying the amount so obtained by the liquidation preference per MRP Share. Dividends payable on any MRP Shares for any period of less than a full monthly Dividend Period, including in connection with the first Dividend Period or upon any redemption of such MRP Shares on any date other than on a Dividend Payment Date, shall be computed by multiplying the Applicable Rate (or the Default Rate) for such period by a fraction, the numerator of which shall be the actual number of days in such period and the denominator of which shall be 360, multiplying the amount so obtained by the liquidation preference per MRP Share.

(d) Any dividend payment made on MRP Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such MRP Shares.

(e) For so long as the MRP Shares are Outstanding, except as contemplated herein, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of capital stock, if any, ranking junior to the MRP Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Company ranking junior to or on a parity with the MRP Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Company ranking junior to the MRP Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Company ranking junior to or on a parity with the MRP Shares as to dividends and upon liquidation), unless (1) there is no event of default under any borrowings (including the Tortoise Notes) that is continuing; (2) immediately after such transaction the 1940 Act Asset Coverage would be achieved and the Company would satisfy the MRP Shares Basic Maintenance Amount, (3) immediately after the transaction, the Company would have eligible portfolio holdings with an aggregated Discounted Value at least equal to the asset coverage requirements, if any, under any borrowings, (4) full cumulative dividends on the MRP Shares and all other Preferred Shares ranking on parity with the MRP Shares due on or prior to the date of the transaction have been declared and paid, and (5) the Company has redeemed the full number of MRP Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a).

3. Redemption. (a) (i) If at any time on or prior to May 1, 2013 the MRP Shares Asset Coverage is greater than 225%, but less than or equal to 235%, for any five Business Days within a ten Business Day period, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination within the ten Business Day period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act, the Company may, at its option, redeem in whole or in part out of funds legally available therefor, MRP Shares at any time and from time to time, upon not more than 40 days notice as provided below, at the Redemption Price plus $0.20 per share. The amount of MRP Shares that may be redeemed on or prior to May 1, 2013 shall not exceed an amount of MRP Shares that results in a MRP Shares Asset Coverage of more than 250% pro forma for such redemption, determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination. After May 1, 2013, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act, the Company may, at its option, redeem in whole or in part out of funds legally available therefor, MRP Shares at any time and from time to time, upon not more than 40 days notice as provided below, at the Redemption Price plus the Optional Redemption Premium. Notwithstanding the foregoing, the Company shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Company intends to give such notice and on the date of redemption (i) the Company has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of MRP Shares by reason of the redemption of such MRP Shares on such date fixed for the redemption, and (ii) the Company would satisfy the MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement (defined below) immediately subsequent to such redemption, if such redemption were to occur on such date.

(ii) If the Company fails to maintain, as of the close of business on the last Business Day of any week, the MRP Shares Asset Coverage or the MRP Shares Basic Maintenance Amount, and either such failure is not cured as of the close of business on the date that is 30 days following such Business Day (an “Asset Coverage Cure Date”), the MRP Shares will be subject to mandatory redemption at the Redemption Price out of funds legally available therefor. The number of MRP Shares to be redeemed in such circumstances will be equal to the minimum number of MRP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Company satisfying the MRP Shares Asset Coverage and MRP Shares Basic Maintenance Amount as of the Asset Coverage Cure Date (provided that, if there is no such minimum number of MRP Shares the redemption of which would have such result, all MRP Shares then Outstanding will be redeemed).

(iii) In determining the MRP Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Company shall allocate the number of shares required to be redeemed to satisfy the MRP Shares Asset Coverage pro rata among the Holders of MRP Shares in proportion to the number of shares they hold by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions, subject to the further provisions of this subparagraph (iii). The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) of this Section 3 no later than 30 calendar days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of MRP Shares which would be required to be redeemed by the Company under subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other MRP Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Company otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Company shall redeem those MRP Shares, and other MRP Shares which it was unable to redeem, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to Section 3(b) to Holders of the MRP Shares to be redeemed and the Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified number of MRP Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 12:00 p.m., New York City time, on the Mandatory Redemption Date. If fewer than all of the Outstanding MRP Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of MRP Shares to be redeemed shall be redeemed pro rata from the Holders of such MRP Shares in proportion to the number of such MRP Shares held by such Holders, by lot or by such other method as the Company shall deem fair and equitable.

(iv) If the Company fails to comply with the Effective Leverage Ratio requirement as provided in Section 10 (the “Effective Leverage Ratio Requirement”) as of the close of business on the last Business Day of any week as required by Section 10 (and such failure is not cured as of the close of business on the date that is 30 days following such Business Day (the “Effective Leverage Ratio Cure Date”), the MRP Shares will be subject to mandatory redemption at the Redemption Price out of funds legally available therefor. The number of MRP Shares to be redeemed in such circumstances will be equal to the minimum number of MRP Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Effective Leverage Ratio Cure Date, would result in the Company complying with the Effective Leverage Ratio Requirement as of the Effective Leverage Ratio Cure Date (provided that, if there is no such minimum number of MRP Shares the redemption of which would have such result, all MRP Shares then Outstanding will be redeemed).

(v) In determining the MRP Shares required to be redeemed in accordance with the foregoing Section 3(a)(iv), the Company shall allocate the number of shares required to be redeemed to satisfy the Effective Leverage Ratio Requirement pro rata among the Holders of MRP Shares in proportion to the number of shares they hold by lot or by such other method as the Company shall deem fair and equitable, subject to any mandatory redemption provisions, subject to the further provisions of this subparagraph (v). The Company shall effect any required mandatory redemption pursuant to subparagraph (a)(iv) of this Section 3 no later than 30 calendar days after the Effective Leverage Ratio Cure Date (the “Leverage Mandatory Redemption Date”), except that if the Company does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of MRP Shares which would be required to be redeemed by the Company under subparagraph (a)(iv) of this Section 3 if sufficient funds were available, together with shares of other MRP Shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Company otherwise is unable to effect such redemption on or prior to such Leverage Mandatory Redemption Date, the Company shall redeem those MRP Shares, and shares of other MRP Shares which it was unable to redeem, on the earliest practicable date on which the Company will have such funds available, upon notice pursuant to Section 3(b) to record owners of the MRP Shares to be redeemed and the Paying Agent. The Company will deposit with the Paying Agent funds sufficient to redeem the specified number of MRP Shares with respect to a redemption required under subparagraph (a)(iv) of this Section 3, by 12:00 p.m., New York City time, on the Leverage Mandatory Redemption Date. If fewer than all of the Outstanding MRP Shares are to be redeemed pursuant to this Section 3(a)(v), the number of MRP Shares to be redeemed shall be redeemed pro rata from the Holders of such MRP Shares in proportion to the number of such MRP Shares held by such Holders, by lot or by such other method as the Company shall deem fair and equitable.

(vi) The company shall redeem all Outstanding MRP Shares on the Term Redemption Date at the Redemption Price.

(b) In the event of a redemption pursuant to Section 3(a), the Company will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision, to the extent applicable. In addition, the Company shall deliver a notice of redemption (the “Notice of Redemption”) containing the information set forth below to the Paying Agent and the Holders of MRP Shares to be redeemed not more than 40 days prior to the applicable redemption date. The Notice of Redemption will be addressed to the Holders of MRP Shares at their addresses appearing on the share records of the Company. Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the number and identity of MRP Shares to be redeemed, (3) the Redemption Price (specifying the amount of accumulated dividends to be included therein and the amount of the redemption premium, if any), (4) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (5) the provision of these terms of the MRP Shares under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

(c) Notwithstanding the provisions of paragraph (a) of this Section 3, but subject to Section 7(f), no MRP Shares may be redeemed unless all dividends in arrears on the Outstanding MRP Shares and all shares of stock of the Company ranking on a parity with the MRP Shares with respect to payment of dividends or upon liquidation have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding MRP Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding MRP Shares.

(d) Upon the deposit of funds sufficient to redeem MRP Shares with the Paying Agent on the date fixed for redemption and the giving of the Notice of Redemption to the Paying Agent under paragraph (b) of this Section 3, dividends on such MRP Shares shall cease to accumulate and such MRP Shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Company has maintained the MRP Shares Asset Coverage or met the MRP Shares Basic Maintenance Amount or Effective Leverage Ratio Requirement), and all rights of the Holder of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the Redemption Price specified herein, but without any interest or other additional amount. Such Redemption Price shall be paid by the Paying Agent to the Holders. Upon written request, the Company shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate Redemption Price of the MRP Shares called for redemption on such date and (2) such other amounts, if any, to which Holders of MRP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Company upon its written request, after which time the Holders so called for redemption may look only to the Company for payment of the Redemption Price and all other amounts, if any, to which they may be entitled.

(e) To the extent that any redemption for which a Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited by applicable law, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem MRP Shares shall be deemed to exist when the Company shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given in accordance with Section 2(c)(ii) hereof. Notwithstanding the fact that the Company may not have redeemed MRP Shares for which a Notice of Redemption has been given, dividends may be declared and paid on MRP Shares and shall include those MRP Shares for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f) All moneys paid to the Paying Agent for payment of the Redemption Price of MRP Shares called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of MRP Shares to be redeemed.

(g) Reserved.

(h) Except for the provisions described above, nothing contained in these terms of the MRP Shares limits any right of the Company to purchase or otherwise acquire any MRP Shares at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any MRP Shares for which Notice of Redemption has been given and the Company is in compliance with the MRP Shares Asset Coverage, MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement after giving effect to such purchase or acquisition on the date thereof. If fewer than all of the Outstanding MRP Shares are redeemed or otherwise acquired by the Company, the Company shall give notice of such transaction to the Paying Agent, in accordance with the procedures agreed upon by the Board of Directors.

(i) In the case of any redemption pursuant to this Section 3, only whole MRP Shares shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j) Notwithstanding anything herein to the contrary, the Board of Directors may authorize, create or issue any class or series of shares of stock, including other series of mandatory redeemable preferred shares, ranking on a parity with the MRP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, to the extent permitted by the 1940 Act, if, upon issuance, the Company would meet the MRP Shares Asset Coverage, MRP Shares Basic Maintenance Amount, the Effective Leverage Ratio Requirement and the requirements of Section 11 hereof.

4. Liquidity Account. (a) On or prior to the Liquidity Account Initial Date, the Company will cause its custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the custodian’s normal procedures, from the Company’s other assets (the “Term Redemption Liquidity Account”) Deposit Securities or any other security or investment owned by the Company rated not less than A- by Fitch or an equivalent rating by any Other Rating Agency (each a “Liquidity Account Investment” and collectively the “Liquidity Account Investments”) with a Market Value equal to at least 110% of the Term Redemption Amount (as defined below) with respect to such MRP Shares. The “Term Redemption Amount” for the MRP Shares is equal to the Redemption Price to be paid on the Term Redemption Date, based on the number of MRP Shares then Outstanding, assuming for this purpose that the Dividend Rate in effect at the Liquidity Account Initial Date will be the Dividend Rate in effect until the Term Redemption Date. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account for MRP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount, then the Company will cause its custodian to take all such necessary actions, including segregating the Company’s assets as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Term Redemption Liquidity Account is at least equal to 110% of the Term Redemption Amount not later than the close of business on the next succeeding Business Day.

The Company may instruct its custodian on any date to release any Liquidity Account Investments from segregation with respect to the MRP Shares and to substitute therefor other Liquidity Account Investments not so segregated, so long as the assets segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to 110% of the Term Redemption Amount. The Company will cause its custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Term Redemption Liquidity Account, other than liens, security interests or encumbrances arising by operation of law and any lien of the custodian with respect to the payment of its fees or repayment for its advances.

The Deposit Securities included in the Term Redemption Liquidity Account may be applied by the Company, in its discretion, towards payment of the Term Redemption Price. Upon the deposit by the Company with the Paying Agent of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the MRP Shares on the Term Redemption Date, the requirement to maintain the Term Redemption Liquidity Account as described above will lapse and be of no further force and effect.

5. Reserved.

6. Voting Rights. (a) Except for matters which do not require the vote of Holders of MRP Shares under the 1940 Act and except as otherwise provided in the Charter or Bylaws, herein or as otherwise required by applicable law, (1) each Holder of MRP Shares shall be entitled to one vote for each MRP Share held on each matter submitted to a vote of stockholders of the Company, and (2) the holders of outstanding Preferred Shares and outstanding Common Shares shall vote together as a single class on all matters submitted to stockholders; provided, however, that the holders of outstanding Preferred Shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of stock of the Company, to elect two Directors of the Company at all times. The identity and class (if the Board of Directors is then classified) of the nominees for such Directors may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding Common Shares and outstanding Preferred Shares voting together as a single class, shall elect the balance of the Directors.

(b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall automatically increase by the smallest number that, when added to the two Directors elected exclusively by the holders of Preferred Shares would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of Preferred Shares shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Company), to elect such smallest number of additional Directors, together with the two Directors that such holders are in any event entitled to elect. A Voting Period shall commence:

(i) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years’ dividends shall be due and unpaid; or

(ii) if at any time holders of any Preferred Shares are entitled under the 1940 Act to elect a majority of the Directors of the Company.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

(c) As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional Directors as described in paragraph (b) of this Section 6, the Company shall call a special meeting of such holders, and mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 calendar days after the date of the mailing of such notice. If the Company fails to send such notice or if a special meeting is not called at the expense of the Company, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which Directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Company), shall be entitled to elect the number of Directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

(d) The terms of office of all persons who are Directors of the Company at the time of a special meeting of Holders of the MRP Shares and holders of other Preferred Shares to elect Directors shall continue, notwithstanding the election at such meeting by the Holders of the MRP Shares and such holders of other Preferred Shares of the number of Directors that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Directors elected by such holders and the remaining incumbent Directors, shall constitute the duly elected Directors of the Company.

(e) Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the MRP Shares and holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the number of Directors constituting the Board of Directors shall decrease accordingly, the remaining Directors shall constitute the Directors of the Company and the voting rights of such holders to elect additional Directors pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

(f) So long as any Preferred Shares are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares determined with reference to a “majority of outstanding voting securities” as that term is defined in Section 2(a)(42) of the 1940 Act (a “1940 Act Majority”), voting as a separate class:

(i) amend, alter or repeal any of the preferences, rights or powers of such class of Preferred Shares so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below;

(ii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on a parity with the Preferred Shares or reclassify any authorized shares of capital stock of the Company into any shares ranking senior to or on a parity with the Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or Section 11, as applicable, the Board of Directors, without the vote or consent of the holders of the Preferred Shares may from time to time authorize, create and classify, and the Company may from time to time issue, shares or series of Preferred Shares, including other series of MRP Shares, ranking on a parity with the MRP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, and may authorize, reclassify and/or issue any additional MRP Shares, including MRP Shares previously purchased or redeemed by the Company, subject to continuing compliance by the Company with the MRP Shares Asset Coverage requirement, MRP Shares Basic Maintenance Amount and Effective Leverage Ratio Requirement);

(iii) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;

(iv) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Company’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the MRP Shares or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, short sales of securities or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (v) below and (E) liens to secure payment for services rendered, including, without limitation, services rendered by the Company’s custodian and the Paying Agent;

(v) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Company may borrow and issue senior securities as may be permitted by the Company’s investment restrictions or as may be permitted by the 1940 Act; provided, however, that transfers of assets by the Company subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Company meets the MRP Shares Basic Maintenance Amount.

(g) The affirmative vote of the holders of a 1940 Act Majority of the outstanding Preferred Shares voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such Preferred Shares or any action requiring a vote of security holders of the Company under Section 13(a) of the 1940 Act.

(h) The affirmative vote of the holders of a 1940 Act Majority of the Outstanding MRP Shares voting separately as a series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of the MRP Shares in a manner different from that of other series of classes of the Company’s shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of the MRP Shares; (ii) creates, alters or abolishes any right in respect of redemption of the MRP Shares; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to the MRP Shares. The vote of holders of any shares described in this Section 6(h) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or Preferred Shares, if any, necessary to authorize the action in question.

(i) The rights of the MRP Shares or the Holders thereof, including, without limitation, the interpretation or applicability of any or all covenants or other obligations of the Company contained herein or of the definitions of the terms contained herein, all such covenants, obligations and definitions having been adopted pursuant to Rating Agency Guidelines, may from time to time be modified, altered or repealed by the Board of Directors in its sole discretion, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating of any Rating Agency with respect to the MRP Shares or revising the Company’s investment restrictions or policies consistent with guidelines of any Rating Agency, and any such modification, alteration or repeal will not be deemed to affect the preferences, rights or powers of MRP Shares or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of the MRP Shares) that any such modification, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

The terms of the MRP Shares are subject to the Rating Agency Guidelines, as reflected in a written document and as amended from time to time by the respective Rating Agency, for so long as the MRP Shares are then rated by the applicable Rating Agency. Such Rating Agency Guidelines may be amended by the respective Rating Agency without the vote, consent or approval of the Company, the Board of Directors and any holder of shares of Preferred Shares, including any series of MRP Shares, or any other stockholder of the Company.

(j) Unless otherwise required by law, Holders of MRP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of MRP Shares shall have no rights to cumulative voting. If the Company fails to pay any dividends on the MRP Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

(k) The foregoing voting provisions will not apply with respect to the MRP Shares if, at or prior to the time when a vote is required, such MRP Shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7. Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, the Holders of MRP Shares then Outstanding, together with holders of shares of any Preferred Shares then outstanding ranking on a parity with the MRP Shares upon dissolution, liquidation or winding up, shall be entitled to receive and to be paid out of the assets of the Company (or the proceeds thereof) available for distribution to its stockholders after satisfaction of claims of creditors of the Company, but before any distribution or payment shall be made in respect of the Common Shares, an amount equal to the liquidation preference with respect to such MRP Shares. The liquidation preference for MRP Shares shall be $10.00 per share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant shares. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or otherwise, is permitted under the MGCL, amounts that would be needed, if the Company were to be dissolved at the time of distribution, to satisfy the liquidation preference of the MRP Shares will not be added to the Company’s total liabilities.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding Preferred Shares shall be insufficient to permit the payment in full to holders of the amounts to which they are entitled, then the available assets shall be distributed among the holders of all outstanding Preferred Shares ratably in any distribution of assets according to the respective amounts which would be payable on all the shares if all amounts thereon were paid in full.

(c) Upon the dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, until payment in full is made to the holders of MRP Shares of the liquidation distribution to which they are entitled, (1) no dividend or other distribution shall be made to the holders of Common Shares or any other class of shares of capital stock of the Company ranking junior to MRP Shares upon dissolution, liquidation or winding up and (2) no purchase, redemption or other acquisition for any consideration by the Company shall be made in respect of the Common Shares or any other class of shares of capital stock of the Company ranking junior to MRP Shares upon dissolution, liquidation or winding up.

(d) A consolidation, reorganization or merger of the Company with or into any other trust or company, or a sale, lease or exchange of all or substantially all of the assets of the Company in consideration for the issuance of equity securities of another trust or company or other legal entity shall not be deemed to be a liquidation, dissolution or winding up, whether voluntary or involuntary, for the purposes of this Section 7.

(e) After the payment to the holders of Preferred Shares, including MRP Shares, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including MRP Shares, as such shall have no right or claim to any of the remaining assets of the Company.

(f) If the assets of the Company or proceeds thereof available for distribution to the Holders of MRP Shares, upon any dissolution, liquidation or winding up of the affairs of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with MRP Shares unless proportionate distributive amounts shall be paid on account of the MRP Shares, ratably, in proportion to the full distributable amounts to which holders of all such parity shares are entitled upon such dissolution, liquidation or winding up.

(g) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with MRP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company, after payment shall have been made in full to the Holders of the MRP Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class or classes of stock ranking junior to MRP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Company shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the MRP Shares shall not be entitled to share therein.

8. Reserved.

9. MRP Shares Asset Coverage. The Company shall maintain, as of the last Business Day of any week in which any of the MRP Shares are Outstanding, asset coverage that is equal to or greater than the MRP Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy if the Company fails to do so.

10. Effective Leverage Ratio. For so long as any MRP Shares are Outstanding, the Effective Leverage Ratio shall not exceed 50% as of the close of business on the last Business Day of any week. If the Effective Leverage Ratio shall exceed such percentage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 3(a)(iv) shall be applicable, which provisions shall constitute the sole remedy for the Company’s failure to comply with the provisions of this Section 10. For purposes of determining whether the requirements of this Section 10 are satisfied, the “Effective Leverage Ratio” on any date shall mean the quotient of:

(i) The sum of (A) the aggregate liquidation preference of the Company’s “senior securities” (as that term is defined in the 1940 Act) that are stock for purposes of the 1940 Act, excluding, without duplication, (1) any such senior securities for which the Company has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the Paying Agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption and (2) any such senior securities that are to be redeemed with net proceeds from the sale of the MRP Shares, for which the Company has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the Paying Agent for such senior securities or otherwise has adequate Deposit Securities or sufficient funds on hand for the purpose of such redemption; and (B) the aggregate principal amount of the Company’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); divided by

(ii) The market value (determined in accordance with the Company’s valuation procedure) of the Company’s total assets (including amounts attributable to senior securities), less the amount of the Company’s accrued liabilities (other than liabilities for the aggregate principal amount of senior securities representing indebtedness).

11. Certain Other Restrictions. For so long as any MRP Shares are Outstanding and any Rating Agency is then rating such MRP Shares, the Company will not, unless it reasonably believes that any such action would not impair the rating then assigned by such Rating Agency to such MRP Shares, engage in certain proscribed transactions set forth in the Rating Agency Guidelines.

12. Compliance Procedures for Asset Maintenance Tests. For so long as any MRP Shares are Outstanding and Fitch or any Other Rating Agency which so requires is then rating such MRP Shares, the Company shall deliver to each rating agency which is then rating MRP Shares and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines at such times and containing such information as set forth in the respective Rating Agency Guidelines.

13. Notice. All notices or communications hereunder, unless otherwise specified in these terms of the MRP Shares, shall be sufficiently given if in writing and delivered in person, by telecopier, by electronic means or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these terms of the MRP Shares or by the MGCL for notices of stockholders’ meetings.

14. Waiver. To the extent permitted by Maryland law, holders of a 1940 Act Majority of the outstanding Preferred Shares acting collectively or voting separately from any other series, may by affirmative vote waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

15. Termination. If no MRP Shares are Outstanding, all rights and preferences of the MRP Shares established and designated hereunder shall cease and terminate, and all obligations of the Company under these terms of the MRP Shares, shall terminate.

16. Facts Ascertainable Outside Charter. Subject to the provisions of these terms of the MRP Shares, the Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by these terms of the MRP Shares or required by applicable law), modify these terms of the MRP Shares to reflect any modification hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(i) hereof or otherwise without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, modify or adjust the provisions of these terms of the MRP Shares to resolve any inconsistency or ambiguity or to remedy any defect.

17. Definitions. As used herein, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(a) “Affiliate” means any person controlled by, in control of or under common control with the Company.

(b) “Applicable Rate” means 3.95% per annum, as adjusted (if applicable) in accordance with Section 2(c)(i) hereof.

(c) “Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii).

(d) “Basic Maintenance Amount” has the meaning set forth in the Rating Agency Guidelines.

(e) “Board of Directors” or “Board” means the Board of Directors of the Company or any duly authorized committee thereof as permitted by applicable law.

(f) “Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

(g) “Commission” means the Securities and Exchange Commission.

(h) “Common Shares” means the shares of common stock, par value $.001 per share, of the Company.

(i) “Default” has the meaning set forth in Section 2(c)(ii) hereof.

(j) “Default Period” has the meaning set forth in Section 2(c)(ii) hereof.

(k) “Default Rate” means the Applicable Rate plus five percent (5%) per annum.

(l) “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant redemption date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Obligations;

(3)	any security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to securities with substantially similar terms as of the date of these terms of the MRP Shares (or such rating’s future equivalent), including (A) any such security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof or (B) any such fixed or variable rate security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act;

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of similar banks or other financial institutions as of the date of these terms of the MRP Shares (or such rating’s future equivalent); or

(6)	any security traded on a national securities exchange and issued by a master limited partnership or any entity controlling, controlled by, or under common control with, such master limited partnership with a market capitalization in excess of $300 million.

(m) “Discounted Value” has the meaning set forth in the Rating Agency Guidelines.

(n) “Dividend Default” has the meaning set forth in Section 2(c)(ii) hereof.

(o) “Dividend Payment Date” with respect to the MRP Shares means the first Business Day of the month next following each Dividend Period and the Redemption Date.

(p) “Dividend Period” means, with respect to the MRP Shares, the period commencing on the Original Issue Date and ending on              and thereafter, the period beginning on and including the first calendar day of the month following the month of which the previous Dividend Period ended and ending on and including the last calendar day of such month.

(q) “Dividend Rate” has the meaning set forth in Section 2(c)(i) hereof.

(r) “Effective Leverage Ratio” has the meaning set forth in Section 10 hereof.

(s) “Effective Leverage Ratio Cure Date” has the meaning set forth in Section 3(a)(iv) hereof.

(t) “Effective Leverage Ratio Requirement” has the meaning set forth in Section 3(a)(iv) hereof.

(u) “Eligible Assets” means Fitch Eligible Assets (if Fitch is then rating the MRP Shares) and/or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the MRP Shares), whichever is applicable.

(v) “Fitch” means Fitch Ratings and its successors at law.

(w) “Fitch Eligible Assets” means the assets of the Company set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with Fitch’s rating then assigned to the MRP Shares.

(x) “Fitch Guidelines” mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch’s ratings of the MRP Shares.

(y) “Holder” means, with respect to MRP Shares, the registered holder of MRP Shares as the same appears on the share ledger or share records of the Company.

(z) “Leverage Mandatory Redemption Date” has the meaning set forth in Section 3(a)(v) hereof.

(aa) “Liquidity Account Initial Date” means December 31, 2017.

(bb) “Liquidity Account Investment” has the meaning set forth in Section 4(a) hereof.

(cc) “Mandatory Redemption Date” has the meaning set forth in Section 3(a)(iii) hereof.

(dd) “Market Value” means the market value of an asset of the Company determined as follows: For equity securities, the value obtained from readily available market quotations. If an equity security is not traded on an exchange or not available from a Board-approved pricing service, the value obtained from written broker-dealer quotations. For fixed-income securities, the value obtained from readily available market quotations based on the last sale price of a security on the day the Company values its assets or the market value obtained from a pricing service or the value obtained from a direct written broker-dealer quotation from a dealer who has made a market in the security. “Market Value” for other securities means the value obtained pursuant to the Company’s valuation procedures. If the market value of a security cannot be obtained, or the Company’s investment adviser determines that the value of a security as so obtained does not represent the fair value of a security, fair value for that security shall be determined pursuant to the valuation procedures adopted by the Board of Directors.

(ee) “MGCL” has the meaning set forth in Section 1(e) hereof.

(ff) “MRP Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225% with respect to all outstanding senior securities of the Company which are stock, including all Outstanding MRP Shares (or such other greater asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

(gg) “MRP Shares Basic Maintenance Amount” means, so long as Fitch or any Other Rating Agency is then rating the MRP Shares, the maintenance of Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount.

(hh) “MRP Shares” has the meaning set forth in the first paragraph under the caption “Designation” above.

(ii) “NRSRO” means any nationally recognized statistical rating organization (as such term is defined for purposes of Rule 436(g)(2) under the Securities Act).

(jj) “1940 Act” means the Investment Company Act of 1940, as amended from time to time.

(kk) “1940 Act Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Company which are stock, including all Outstanding MRP Shares (or such other greater asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

(ll) “1940 Act Majority” has the meaning set forth in Section 6(f) hereof.

(mm) “Notice of Redemption” means any notice with respect to the redemption of MRP Shares pursuant to Section 3.

(nn) “Optional Redemption Premium” means with respect to each MRP Share an amount equal to:

(1)	if the optional redemption occurs after May 1, 2013 and on or prior to May 1, 2014, $0.10 per share;

(2)	if the optional redemption occurs after May 1, 2014 and on or prior to May 1, 2015, $0.05 per share; or

(3)	if the optional redemption occurs after May 1, 2015 and prior to the Term Redemption Date, $0.00 per share.

(oo) “Original Issue Date” means, with respect to the MRP Shares, [            ].

(pp) “Other Rating Agency” means any NRSRO other than Fitch then providing a rating for the MRP Shares pursuant to the request of the Company.

(qq) “Other Rating Agency Eligible Assets” means assets of the Company designated by any Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Company’s assets in connection with such Other Rating Agency’s rating of MRP Shares.

(rr) “Other Rating Agency Guidelines” means the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency’s rating of MRP Shares.

(ss) “Outstanding” means, as of any date, MRP Shares theretofore issued by the Company except, without duplication, (i) any MRP Shares theretofore canceled, redeemed or repurchased by the Company, or with respect to which the Company has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such MRP Shares and (ii) any MRP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Company. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any of the MRP Shares to which the Company or any Affiliate of the Company shall be the Holder shall be disregarded and not deemed outstanding, and (B) for purposes of determining the MRP Shares Basic Maintenance Amount, MRP Shares held by the Company shall be disregarded and not deemed outstanding but shares held by any Affiliate of the Company shall be deemed outstanding.

(tt) “Paying Agent” means Computershare Trust Company, N.A. unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Company to serve as paying agent.

(uu) “Person” or “person” means and includes an individual, a corporation, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(vv) “Preferred Shares” means the shares of preferred stock, par value $0.001 per share, including the MRP Shares, of the Company from time to time.

(ww) “Rating Agency” means Fitch (if Fitch is then rating MRP Shares), and any Other Rating Agency.

(xx) “Rating Agency Guidelines” mean Fitch Guidelines (if Fitch is then rating MRP Shares) and any Other Rating Agency Guidelines (if any Other Rating Agency is then rating MRP Shares), whichever is applicable.

(yy) “Redemption Date” has the meaning set forth in Section 2(c)(ii) hereof.

(zz) “Redemption Default” has the meaning set forth in Section 2(c)(ii) hereof.

(aaa) “Redemption Price” means with respect to each MRP Share a price per share equal to the liquidation preference per share ($10.00) plus an amount equal to all unpaid dividends and distributions on such MRP Share accumulated to (but excluding) the date fixed for redemption (whether or not earned or declared by the Company, but excluding interest thereon).

(bbb) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(ccc) “Term Redemption Amount” has the meaning set forth in Section 4(a) hereof.

(ddd) “Term Redemption Date” means May 1, 2018.

(eee) “Term Redemption Liquidity Account” has the meaning set forth in Section 4(a) hereof.

(fff) “Tortoise Notes” shall mean the $[            ] in principal amount of the Company’s currently outstanding Senior Notes Series E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S and T and any additional series of such notes which may be issued from time to time by the Company.1

(ggg) “U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(hhh) “Voting Period” has the meaning set forth in Section 6(b) hereof.

18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained herein, unless specifically identified otherwise.

SECOND: The MRP Shares have been classified and designated by the Board of Directors under the authority contained in the Charter.

[1]	Company to confirm and update.

THIRD: These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH: The undersigned [Chief Executive Officer] of the Company acknowledges these Articles Supplementary to be the corporate act of the Company and, as to all matters or facts required to be verified under oath, the undersigned [Chief Executive Officer] acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused these Articles Supplementary to be signed in its name and on its behalf by its [Chief Executive Officer] and attested to by its [Secretary] on this     day of             , 2014.

ATTEST:	TORTOISE ENERGY INFRASTRUCTURE
CORPORATION

(SEAL)
Name: [Diane M. Bono]	Name: [Terry C. Matlack]
Title: [Secretary]	Title: [Chief Executive Officer]

Tortoise Energy Infrastructure Corporation

MERGER STATEMENT OF ADDITIONAL INFORMATION

                    , 2014

PART C — OTHER INFORMATION

Item 15. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

1.1.	Articles of Amendment and Restatement. [1]

1.2.	Articles of Amendment. [19]

1.3.	Articles Supplementary relating to Series B Mandatory Redeemable Preferred Shares. [19]

1.4	Articles Supplementary relating to Series C Mandatory Redeemable Preferred Shares filed herewith as Appendix B to Part B of this Registration Statement.

2.	Amended and Restated Bylaws. [23]

3.	None.

4.	Form of Agreement and Plan of Merger is filed herewith as Appendix A to Part A of this Registration Statement.

5.1.	Form of Common Share Certificate. [5]

5.2.	Form of Preferred Stock Certificate. [6]

5.3.	Form of Note. [5]

5.4.	Form of Moody’s Rating Guidelines. [16]

5.5	Form of Fitch Rating Guidelines. [16]

6.1.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. [11]

6.2.	Reimbursement Agreement. [2]

6.3.	Fee Waiver Agreement. [17]

7.1.	Form of Underwriting Agreement relating to Common Stock. [5]

7.2.	Underwriting Agreement for Series B Mandatory Redeemable Preferred Shares dated December 3, 2012. [19]

7.3.	Form of Underwriting Agreement relating to Notes. [5]

7.4.	Form of Purchase Agreement for Direct Placement of Common Stock. [6]

7.5.	Form of Placement Agency Agreement for Direct Placement of Common Stock. [6]

7.6.	Purchase Agreement dated January 19, 2011. [12]

7.7.	Controlled Equity Offering Sales Agreement dated April 23, 2012 [17]

7.8.	First Amendment to Controlled Equity Offering Sales Agreement dated November 27, 2013 [23]

8.	None.

9.1.	Custody Agreement. [2]

9.2.	First Amendment to Custody Agreement. [13]

10.	None.

11	Opinion of Venable LLP**

12.	Tax Opinions of Husch Blackwell LLP**

13.1.	Stock Transfer Agency Agreement. [2]

13.2.	Fund Administration Servicing Agreement. [2]

13.3.	First Amendment to Fund Administration Servicing Agreement. [7]

13.4.	Second Amendment to Fund Administration Servicing Agreement. [13]

13.5.	Fund Accounting Servicing Agreement. [7]

13.6.	First Amendment to Fund Accounting Servicing Agreement. [13]

13.7.	DTC Representation Letter relating to Preferred Stock and Notes. [3]

13.8.	Credit Agreement. [4]

13.9.	First Amendment to Credit Agreement. [7]

13.10.	Second Amendment to Credit Agreement. [7]

13.11.	Third Amendment to Credit Agreement. [8]

13.12.	Fourth Amendment to Credit Agreement. [9]

13.13.	Fifth Amendment to Credit Agreement. [10]

13.14.	Sixth Amendment to Credit Agreement [12]

13.15.	Seventh Amendment to Credit Agreement [14]

13.16.	Eighth Amendment to Credit Agreement [15]

13.17.	Ninth Amendment to Credit Agreement [18]

13.18.	Tenth Amendment to Credit Agreement [21]

13.19.	Eleventh Amendment to Credit Agreement [24]

13.20.	Master Note Purchase Agreement dated April 10, 2008 [20]

13.21.	First Supplement to Master Note Purchase Agreement dated December 17, 2009 [20]

13.22.	Note Purchase Agreement dated May 12, 2011 [20]

13.23.	Note Purchase Agreement dated December 19, 2012 [20]

13.24.	Note Purchase Agreement dated September 27, 2013 [22]

13.25.	Note Purchase Agreement dated November 23, 2013 [24]

14.	Consent of Ernst & Young LLP.*

15.	Not applicable.

16.	Powers of Attorney.[25]

17.	Form of Proxy.*

(*)	Filed herewith.
(**)	To be filed by amendment.
(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on June 28, 2004 (File Nos. 333-114545 and 811-21462).
(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on April 1, 2005 (File Nos. 333-122350 and 811-21462).
(4)	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on March 26, 2007 (File Nos. 333-140457 and 811-21462).
(5)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on September 14, 2007 (File Nos. 333-146095 and 811-21462).
(6)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on January 25, 2008 (File Nos. 333-146095 and 811-21462).
(7)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on February 12, 2008 (File Nos. 333-146095 and 811-21462).
(8)	Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on June 20, 2008 (File Nos. 333-146095 and 811-21462).
(9)	Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2, filed on April 30, 2009 (File Nos. 333-146095 and 811-21462).
(10)	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2, filed on December 10, 2009 (File Nos. 333-146095 and 811-21462).
(11)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on February 22, 2010 (File Nos. 333-165006 and 811-21462).
(12)	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on January 20, 2011 (File Nos. 333-165006 and 811-21462).

(13)	Incorporated by reference to Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2, filed on March 1, 2011 (File Nos. 333-165006 and 811-21462).
(14)	Incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2, filed on March 21, 2011 (File Nos. 333-165006 and 811-21462).
(15)	Incorporated by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2, filed on July 21, 2011 (File Nos. 333-165006 and 811-21462).
(16)	Incorporated by reference to Appendix A of Registrant’s Statement of Additional Information included in Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-2 filed on March 28, 2012 (File Nos. 333-165006 and 811-21462).
(17)	Incorporated by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2, filed on April 23, 2012 (File Nos. 333-165006 and 811-21462).
(18)	Incorporated by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-2, filed on July 27, 2012 (File Nos. 333-165006 and 811-21462).
(19)	Incorporated by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-2, filed on December 4, 2012 (File Nos. 333-165006 and 811-21462).
(20)	Incorporated by reference to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-2, filed on February 8, 2013 (File Nos. 333-165006 and 811-21462).
(21)	Incorporated by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-2, filed on July 30, 2013 (File Nos. 333-165006 and 811-21462).
(22)	Incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-2, filed on October 30, 2013 (File Nos. 333-165006 and 811-21462).
(23)	Incorporated by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-2, filed on November 27, 2013 (File Nos. 333-165006 and 811-21462).
(24)	Incorporated by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-2, filed on January 22, 2014 (File Nos. 333-165006 and 811-21462).
(25)	Incorporated by referent to Registrant’s Registration Statement on Form N-14 8C, filed on February 11, 2014 (File No. 333-193874).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas, on the 26th day of March 2014.

Tortoise Energy Infrastructure Corporation

By:	/s/ Terry C. Matlack
Terry C. Matlack, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ P. Bradley Adams	Chief Financial Officer
P. Bradley Adams	(Principal Financial and Accounting Officer)	March 26, 2014

/s/ Terry C. Matlack	Chief Executive Officer and Director
Terry C. Matlack	(Principal Executive Officer)	March 26, 2014

/s/ Conrad S. Ciccotello	Director
Conrad S. Ciccotello		March 26, 2014

/s/ Rand C. Berney	Director
Rand C. Berney		March 26, 2014

/s/ Charles E. Heath	Director
Charles E. Heath		March 26, 2014

/s/ H. Kevin Birzer	Director
H. Kevin Birzer		March 26, 2014

EXHIBIT INDEX

14.	Consent of Ernst & Young LLP.

17.	Form of Proxy